UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

COVANTA HOLDING CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

COVANTA HOLDING CORPORATION
40 Lane Road
Fairfield, New Jersey 07004
(973) 882-9000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held On May 7, 2009
40 Lane Road Fairfield, New Jersey 07004 PROXY STATEMENT
BOARD STRUCTURE AND COMPOSITION
Director Compensation for 2008
PROPOSAL NO. 1
ELECTION OF DIRECTORS
PROPOSAL NO. 2 APPROVAL OF AMENDMENTS TO EQUITY AWARD PLAN FOR EMPLOYEES AND OFFICERS
EQUITY AWARD PLAN PRINCIPAL FEATURES
PROPOSAL NO. 3
EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT AUDITOR FEES
PROPOSALS BY STOCKHOLDERS
INCORPORATION BY REFERENCE
ANNUAL REPORT

COVANTA HOLDING CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 7, 2009

To our Stockholders:

We are notifying you that our 2009 Annual Meeting of Stockholders will be held on May 7, 2009, at Covanta Holding Corporation, 40 Lane Road, Fairfield, New Jersey 07004, at 11:00 a.m. local time. At the meeting we will ask you to:

1. elect twelve directors to our Board of Directors, each for a term of one year;

2. approve amendments to our Equity Award Plan for Employees and Officers to provide for additional types of performance-based awards and performance criteria;

3. ratify the appointment of Ernst & Young LLP, the independent registered public accountants, as our independent auditors for the 2009 fiscal year; and

4. consider such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Our Board of Directors has fixed the close of business on March 26, 2009 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement of the Annual Meeting. A complete list of these stockholders will be available at our principal executive offices prior to the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the meeting, please follow the instructions on the proxy card for voting over the Internet or by telephone or properly execute, date and return the enclosed proxy card as promptly as possible in order to ensure your representation at the Annual Meeting. A return envelope (which is postage pre-paid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from that institution that is the record holder a proxy issued in your name and bring the proxy to the Annual Meeting.

By Order of the Board of Directors

Covanta Holding Corporation

Timothy J. Simpson
Secretary

Fairfield, New Jersey
April 2, 2009

COVANTA HOLDING CORPORATION
40 Lane Road
Fairfield, New Jersey 07004

PROXY STATEMENT

The enclosed proxy is solicited by the Board of Directors of Covanta Holding Corporation for use at the Covanta Holding Corporation 2009 Annual Meeting of Stockholders to be held on May 7, 2009, at 11:00 a.m. local time, or any adjournment or postponement of the Annual Meeting, for the purposes described in this proxy statement and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at Covanta Holding Corporation, 40 Lane Road, Fairfield, New Jersey 07004. This proxy statement and accompanying proxy card were mailed on or about April 2, 2009 to all stockholders entitled to vote at the Annual Meeting. Throughout this proxy statement when the terms “Covanta,” the “Company,” “we,” “our,” “ours” or “us” are used, they refer to Covanta Holding Corporation and we sometimes refer to our Board of Directors as the “Board.” Our subsidiary, Covanta Energy Corporation, is often referred to in this proxy statement as “Covanta Energy.”

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON MAY 7, 2009

The Covanta Holding Corporation Proxy Statement and Annual Report to
Stockholders for the year ended December 31, 2008 are available at www.covantaholding.com

What is the purpose of the Annual Meeting?

At the Annual Meeting, you will be asked to act upon the matters outlined in the accompanying Notice of Annual Meeting of Stockholders, including:

•	the election of twelve directors to our Board of Directors, each for a term of one year (see page 11);

•	the approval of amendments to our Equity Award Plan for Employees and Officers to provide for additional types of performance-based awards and performance criteria (see page 14); and

•	ratification of the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2009 (see page 24);

In addition, management will report on our performance and respond to questions from stockholders.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock at the close of business on the record date, March 26, 2009, are entitled to vote their shares at the Annual Meeting. On that date there were 154,987,739 shares of our common stock outstanding and entitled to vote.

How many votes do I have?

You will have one vote for each outstanding share of our common stock that you owned on March 26, 2009 (the record date), as each outstanding share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

How many votes must be present to hold the Annual Meeting?

The presence in person or by proxy of stockholders entitled to cast a majority of all of the votes entitled to be cast at the Annual Meeting, including shares represented by proxies that reflect abstentions, constitutes a quorum. Abstentions and broker non-votes are counted as present and entitled to vote for the purposes of determining a quorum. A “broker non-vote” occurs when a broker, bank or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that record holder does not have discretionary voting power for that particular proposal and has not received voting instructions from the beneficial owner. If there is not a quorum at the Annual Meeting, the stockholders entitled to vote at the Annual Meeting, whether present in person or represented by proxy, will only have the power to adjourn the Annual Meeting until there is a quorum. The Annual Meeting may be reconvened without additional notice to the stockholders, other than an announcement at the prior adjournment of the Annual Meeting, within 30 days after the record date, and a quorum must be present at such reconvened meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the “stockholder of record” or “record owner.” As a record owner, the Notice of Annual Meeting, Proxy Statement and 2008 Annual Report, including our 2008 Annual Report on Form 10-K and proxy card, have been sent directly to you. If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. As a beneficial owner the Notice of Annual Meeting, Proxy Statement and 2008 Annual Report including our 2008 Annual Report on Form 10-K and proxy card have been sent to the holder of record of your shares. If you wish to attend the Annual Meeting and vote shares of our common stock held through a broker, bank or other nominee, you will need to obtain a proxy form from the institution that holds your shares and follow the voting instructions on that form.

How do I vote my shares at the Annual Meeting?

You may vote either in person at the Annual Meeting or by proxy. If you vote by proxy, you may still attend the Annual Meeting in person.

If you wish to vote in person at the Annual Meeting, please attend the meeting and you will be instructed there as to the balloting procedures. Please bring personal photo identification with you to the meeting. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspector of election with your ballot to be able to vote at the Annual Meeting in person.

If you wish to vote by proxy, you may vote by telephone or over the Internet by following the instructions included on your proxy card. Alternatively, you may properly execute, date and return the enclosed proxy to us by mail in the enclosed return envelope (which is postage pre-paid if mailed in the United States). The Internet and telephone voting facilities will close at 11:59 p.m. Eastern time on May 6, 2009. If you do this, your shares of common stock represented by the proxy will be voted by the proxy holders in accordance with your instructions. Anthony J. Orlando and Timothy J. Simpson are the proxy holders. If you are a beneficial owner of shares, you will need to obtain a proxy from the institution that holds your shares and follow the voting instructions on that form.

If you do not intend to vote in person at the Annual Meeting, please remember to submit your proxy to us prior to the Annual Meeting to ensure that your vote is counted.

Can I revoke my proxy or change my vote after I have voted?

Even after you have submitted your proxy, you may revoke your proxy or change your vote by doing one of the following before your proxy is exercised at the Annual Meeting:

If you are the record owner of shares and:

(1) deliver a written notice of revocation to our Secretary at Covanta Holding Corporation, 40 Lane Road, Fairfield, New Jersey 07004;

(2) submit a properly executed proxy bearing a later date; or

(3) attend the Annual Meeting and cast your vote in person.

To revoke a proxy previously submitted by telephone or over the Internet, you may simply vote again at a later date, using the same procedures, in which case the later submitted vote will be recorded and the earlier vote revoked. If you are the beneficial owner of shares and have submitted to the institution that holds your shares your proxy, you will need to contact that institution and follow its instructions for revoking a proxy.

Attendance at the Annual Meeting will not cause your previously submitted proxy to be revoked unless you cast a vote at the Annual Meeting.

What if I do not vote for some of the matters listed on the proxy?

If you properly execute, date and return a proxy to us without indicating your vote, in accordance with the Board’s recommendation, your shares will be voted by the proxy holders as follows:

•	“FOR” election of the twelve nominees for director;

•	“FOR” approval of amendments to our Equity Award Plan for Employees and Officers to provide for additional types of performance based awards and performance criteria; and

•	“FOR” ratification of the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2009.

In addition, if other matters are properly presented for voting at the Annual Meeting, or at any adjournment or postponement thereof, your proxy grants Messrs. Orlando and Simpson the discretion to vote your shares on such matters. The Board does not expect any additional matters to be presented for a vote at the Annual Meeting. If, for any unforeseen reason, any of the director nominees described in this proxy statement are not available as a candidate for director, then Messrs. Orlando and Simpson will vote the stockholder proxies for such other candidate or candidates as the Board may nominate.

How many votes are required to elect directors and to adopt the other proposals?

In the election for directors, the twelve nominees receiving the highest number of “FOR” votes cast in person or by proxy will be elected. A “WITHHOLD” vote for a nominee is the equivalent of abstaining. Abstentions and broker non-votes are not counted as votes cast for the purposes of, and therefore will have no impact as to, the election of directors. Although the director nominees with the highest number of “FOR” votes cast will be elected at the Annual Meeting, our Corporate Governance Guidelines contain a majority voting policy which requires any nominee for director in an uncontested election to tender his or her resignation to the Board if that nominee receives a greater number of “WITHHOLD” votes than “FOR” votes in any election. The Board’s Nominating and Governance Committee will consider the resignation offer and recommend to the Board the action to be taken with respect to the tendered resignation. The Board will act upon the Nominating and Governance Committee’s recommendation no later than 90 days following certification of the stockholder vote. A complete copy of our Corporate Governance Guidelines is posted on our website at www.covantaholding.com.

All proposals, other than the election of directors, require the affirmative “FOR” vote of a majority of those shares present and entitled to vote. In addition, the New York Stock Exchange rules regarding matters requiring stockholder approval require that at least a majority of outstanding shares vote with respect to proposal 2. An abstention as to any matter, when passage requires the vote of a majority of the votes entitled to be cast at the Annual Meeting, will have the effect of a vote “AGAINST.” Broker non-votes will not be considered, and will not be counted for any purpose in determining whether a matter has been approved.

Brokers, banks or other nominees have discretionary authority to vote shares without instructions from beneficial owners only on matters considered “routine” by the New York Stock Exchange, such as the election of directors and the ratification of the appointment of Ernst & Young LLP as our independent auditors addressed by proposals 1 and 3 in this proxy statement; therefore, your shares may be voted on proposals 1 and 3 if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. On non-routine matters, nominees do not have discretion to vote shares without instructions from beneficial owners and thus are not entitled to vote on such proposals in the absence of such specific instructions, resulting in a broker non-vote for those shares.

Representatives of American Stock Transfer & Trust Company, our transfer agent, will tabulate the votes and act as the inspector of election at the Annual Meeting.

Can my shares be voted if I do not return my proxy and do not attend the Annual Meeting?

If you do not vote your shares and you are the beneficial owner of the shares, your broker can vote your shares on matters that the New York Stock Exchange has ruled are routine.

If you do not vote your shares and you are the record owner of the shares, your shares will not be voted.

Who pays the cost of solicitation of proxies for the Annual Meeting?

We will pay the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, our directors, officers and employees may also solicit proxies personally, electronically or by telephone without additional compensation for such proxy solicitation activity. Brokers and other nominees who held our common stock on the record date will be asked to contact the beneficial owners of the shares that they hold to send proxy materials to and obtain proxies from such beneficial owners.

Although there is no formal agreement to do so, we may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding this proxy statement to our stockholders.

BOARD STRUCTURE AND COMPOSITION

The Board is currently comprised of eleven directors. On March 31, 2009, the Board approved an amendment to our bylaws, effective as of the date of the 2009 Annual Meeting, to provide for a maximum of twelve directors, and passed a resolution increasing the number of directors on the Board from eleven to twelve, with such vacancy to be filled in connection with the election of directors at the 2009 Annual Meeting. During 2008, the Board held five meetings and took action by unanimous written consent one time. Each director attended at least 75% of all meetings of the Board and those Board committees on which he or she served during 2008. We expect our Board members to attend the annual meetings of our stockholders. In May 2008, all of the then current directors attended our Annual Meeting of Stockholders. The Board has adopted Corporate Governance Guidelines which, among other matters, describe the responsibilities and certain qualifications of our directors. Our Corporate Governance Guidelines are posted on our website at www.covantaholding.com. A copy also may be obtained by writing to our Vice President of Investor Relations at our principal executive offices.

Our Corporate Governance Guidelines include a Majority Voting Policy, which was adopted by the Board in February 2007 and provides that in an uncontested election (i.e., an election where the only nominees are those recommended by the Board), any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” such election shall promptly tender his or her resignation to the Board for consideration in accordance with the procedures described in the Majority Voting Policy attached to our Corporate Governance Guidelines.

The Corporate Governance Guidelines also require that a majority of the Board qualify as independent within the meaning of the independence standards of the New York Stock Exchange. The applicable standards for independence to the Board are attached to our Corporate Governance Guidelines, referred to as the “Independence Standards.” These Independence Standards contain categorical standards that we have adopted to assist in making determinations of director independence required by New York Stock Exchange rules. These Independence Standards also describe certain relationships between directors and us that the Board has determined to be categorically immaterial.

In accordance with the Independence Standards, the Board undertook its annual review of director independence. During this review, the Board considered transactions and relationships between each director or any member of his or her immediate family and us and our subsidiaries and affiliates. The Board also considered whether there were any transactions or relationships between directors, their organizational affiliations or any member of their immediate family, on the one hand, and us and our executive management, on the other hand. As provided in the Independence Standards, the purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the director is independent.

As a result of this review, the Board affirmatively determined that the following directors nominated for re-election are independent of us and our management under the standards set forth in the Independence Standards: David M. Barse, Ronald J. Broglio, Peter C.B. Bynoe, Linda J. Fisher, Richard L. Huber, William C. Pate, Robert S. Silberman, Jean Smith and Clayton Yeutter, and that none of these directors had relationships with us except those that the Board has determined to be categorically immaterial as set forth in the Independence Standards. The Board also determined that Joseph M. Holsten, a nominee for election as director who is not currently a director, is independent under the Independence Standards. In making these determinations, the Board considered that in the ordinary course of business, transactions may occur between us and our subsidiaries and companies at which one or more of our directors or nominees are or have been officers. In each case, the amounts paid to these other companies in each of the last three years did not exceed the applicable thresholds set forth in the Independence Standards or the nature of the relationships with these other companies did not otherwise affect the independent judgment of any of such directors. The Board also considered charitable contributions to not-for-profit organizations of which directors or nominees or their immediate family members are affiliated, none of which exceeded the applicable thresholds set forth in the Independence Standards.

In connection with this review, the Board noted that Mr. Yeutter is senior advisor to the law firm of Hogan & Hartson LLP. Hogan & Hartson LLP has provided Covanta Energy with certain legal services for many years, including 2008. This relationship preceded our acquisition of Covanta Energy and Mr. Yeutter did not direct or have any direct or indirect involvement in the procurement, provision, oversight or billing of such legal services and does not directly or indirectly benefit from those fees. The Board has concluded that this relationship does not interfere with Mr. Yeutter’s exercise of independent judgment as a director or otherwise prevent him from meeting any of the Independence Standards as it does not constitute a “material relationship” to Mr. Yeutter, Hogan & Hartson, us or Covanta Energy and Mr. Yeutter qualifies as an independent director under applicable rules and regulations of the Securities and Exchange Commission, referred to as the “SEC,” and New York Stock Exchange listing standards.

Mr. Zell and Mr. Pate are executive officers of Equity Group Investments, L.L.C., referred to as “EGI.” EGI is affiliated with SZ Investments LLC, referred to as “SZ Investments,” a holder of approximately 9.7% of our common stock as of March 20, 2009, as described under “Equity Ownership of Certain Beneficial Owners.” The Board reviewed the independence of Mr. Pate. In particular, the Board noted the absence of any payments made to EGI and SZ Investments within the past three years, and also the subjective nature of Mr. Pate’s relationship with us, as our former non-executive Chairman of the Board. The Board determined that these relationships do not interfere with Mr. Pate’s exercise of independent judgment as a director. Therefore, the Board concluded that Mr. Pate qualifies as an independent director under applicable SEC rules and regulations and New York Stock Exchange listing standards.

Mr. Barse is the President and Chief Executive Officer of Third Avenue Management LLC, referred to as “Third Avenue,” a holder of approximately 5.9% of our common stock as of March 20, 2009, as described under “Equity Ownership of Certain Beneficial Owners.” The Board noted that although Mr. Barse was our President and Chief Operating Officer from July 1996 until July 24, 2002, such prior service as our executive officer occurred more than three years ago and does not interfere with his exercise of independent judgment as a director. Further, the Board noted the absence of any amounts paid to Third Avenue and its affiliates within the past three years. Therefore, the Board concluded that Mr. Barse qualifies as an independent director under applicable SEC rules and regulations and New York Stock Exchange listing standards.

Committees of the Board

Audit Committee.  The current members of the Audit Committee are Mr. Pate (Chair), Mr. Huber and Ms. Smith, with Mr. Pate replacing Ms. Smith as chair on February 26, 2009. Each of the members of the Audit Committee is an independent director under applicable New York Stock Exchange listing standards and applicable SEC rules and regulations. The Board has determined that each of the members of the Audit Committee qualifies as an “audit committee financial expert” under applicable SEC rules. Our Board has determined that Mr. Pate is a financial expert in part due to his “other relevant experience,” which experience includes Mr. Pate’s extensive investment banking experience involving the critical evaluation of financial statements as (a) a director of several public companies, (b) our former Chairman of the Board and (c) the investment manager of private capital. In this latter role, our Board has determined that he had oversight of the preparation, auditing or evaluation of financial statements in conjunction with numerous acquisitions in a variety of industries and in conjunction with raising of public fixed income and equity capital for associated corporations.

The Audit Committee operates under a written charter that was amended and restated by the Board as of December 2006, a copy of which is available on our website at www.covantaholding.com or may be obtained by writing to our Vice President of Investor Relations at our principal executive offices. Under its charter, the functions of the Audit Committee include assisting the Board in its oversight of the quality and integrity of our financial statements and accounting processes, compliance with legal and regulatory requirements, assessing and reviewing the qualifications, independence and performance of our independent auditors and overseeing our internal audit function. The Audit Committee has the sole authority to select, evaluate, appoint or replace the independent auditors and has the sole authority to approve all audit engagement fees and terms. The Audit Committee must pre-approve all permitted non-auditing services to be provided by the independent auditors, discuss with management and the independent auditors our financial statements and any disclosures and SEC filings relating thereto, recommend for stockholder approval the ratification of the independent auditors for us, review the integrity of our financial reporting process, establish policies for hiring of employees or former employees of the auditors and investigate any matters pertaining to the integrity of management. The Audit Committee held five meetings during 2008.

Compensation Committee.  The current members of the Compensation Committee are Messrs. Silberman (Chair), Barse and Bynoe, with Mr. Silberman replacing Mr. Barse as chair on February 26, 2009. Each of the members of the Compensation Committee qualifies as an independent director under applicable New York Stock Exchange listing standards and is considered to be a “non-employee director” under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, which we refer to as the “Exchange Act” in this proxy statement. Messrs. Silberman and Bynoe are “outside directors” under section 162(m) of the Internal Revenue Code of 1986, as amended, which we refer to as the “Tax Code” in this proxy statement. Because Mr. Barse was previously an executive officer of ours, he does not qualify as an “outside director” solely for purposes of section 162(m) of the Tax Code. Consequently, Mr. Barse recuses himself from voting in connection with any compensation matters in which section 162(m) of the Tax Code issues may arise, whether made by the Compensation Committee or the full Board. However, our Board has determined that Mr. Barse’s prior relationship does not interfere with his exercise of independent judgment as a director and noted that he qualifies as an independent director under applicable New York Stock Exchange listing standards.

The Compensation Committee operates under a written charter that was amended and restated by our Board as of December 2006, a copy of which is available on our website at www.covantaholding.com or may be obtained by writing to our Vice President of Investor Relations at our principal executive offices. Under its charter, the Compensation Committee among other things, has the following authority:

(1) to review and approve the Company’s goals relating to the chief executive officer’s compensation, evaluate the chief executive officer’s performance under those goals and set the chief executive officer’s compensation;

(2) to evaluate, review and approve the compensation structure and process for our other officers and the officers of our subsidiaries;

(3) to evaluate, review and recommend to our board of directors any changes to, or additional stock-based and other incentive compensation plans;

(4) to engage independent advisors to assist the members of the Compensation Committee in carrying out their duties; and

(5) to recommend inclusion of the Compensation Discussion and Analysis in this proxy statement and our Annual Report on Form 10-K.

The Compensation Committee held three meetings during 2008 and took one action by unanimous written consent.

Nominating and Governance Committee.  The current members of the Nominating and Governance Committee are Mr. Bynoe (Chair), Ms. Smith, Ms. Fisher and Mr. Broglio, with Mr. Bynoe joining the committee and replacing Mr. Yeutter as chair on February 26, 2009. Each of the members of the Nominating and Governance Committee qualifies as an independent director under applicable New York Stock Exchange listing standards.

The Nominating and Governance Committee operates under a written charter that was amended and restated by the Board as of December 2006, a copy of which is available on our website at www.covantaholding.com or may be obtained by writing to our Vice President of Investor Relations at our principal executive offices. Under its charter, the Nominating and Governance Committee is responsible for assisting the Board in identifying qualified candidates to serve on the Board, recommending director nominees for the annual meeting of stockholders, identifying individuals to fill vacancies on the Board, recommending corporate governance guidelines to the Board, leading the Board in its annual self evaluations and recommending nominees to serve on each committee of the Board. The Nominating and Governance Committee, among other things, has the authority to evaluate candidates for the position of director, retain and terminate any search firm used to identify director candidates and review and reassess the adequacy of our corporate governance procedures.

The Nominating and Governance Committee held five meetings during 2008.

In identifying candidates for positions on the Board, the Nominating and Governance Committee generally relies on suggestions and recommendations from members of the Board, management and stockholders. In 2008, we did not use any search firm or pay fees to other third parties in connection with seeking or evaluating Board nominee candidates.

The Nominating and Governance Committee does not set specific minimum qualifications for director positions. Instead, the committee believes that nominations should be based on a particular candidate’s merits and our needs after taking into account the current composition of the Board. When evaluating candidates for the position of director, the Nominating and Governance Committee considers an individual’s skills, age, diversity, independence from us, experience in areas that address the needs of the Board and ability to devote adequate time to Board duties. Candidates that appear to best fit the needs of the Board and us are identified and unless such individuals are well known to the Board, they are interviewed and further evaluated by the Nominating and Governance Committee. Candidates selected by the Nominating and Governance Committee are then recommended to the full Board. After the Board approves a candidate, the Chair of the Nominating and Governance Committee extends an invitation to the candidate to join the Board.

The Nominating and Governance Committee will consider candidates recommended by stockholders if such recommendations are accompanied by relevant biographical information and are submitted in accordance with our organizational documents, New York Stock Exchange requirements and SEC rules and regulations, each as in effect from time to time. Candidates recommended by stockholders will be evaluated in the same manner as other candidates. Under our Amended and Restated By-Laws, any holder of 20% or more of our outstanding voting securities has the right, but not the obligation, to nominate one qualified candidate for election as a director. Provided that such stockholder adequately notifies us of a nominee within the time periods set forth in our applicable proxy statement, that individual will be included in our proxy statement as a nominee.

Finance Committee.  The current members of the Finance Committee are Mr. Barse (Chair) and Messrs. Orlando, Pate and Silberman, with Mr. Barse replacing Mr. Silberman as chair on February 26, 2009.

The Finance Committee operates under a written charter that was amended and restated by the Board as of September 2007, a copy of which is available on our website at www.covantaholding.com, or may be obtained by writing to our Vice President of Investor Relations at our principal executive offices. Under its charter, the Finance Committee is responsible for assisting the Board in its oversight of our consideration of new financial commitments, acquisitions, investments, and other transactions that are either material to our financial condition or prospects, or are otherwise not contemplated by our annual budget or business/financial plan. The Finance Committee is also responsible for establishing policies with respect to the issuance of dividends on our common stock, establishing guidelines for approvals for proposed transactions and spending authorization by our senior executives.

The Finance Committee held five meetings during 2008.

Public Policy Committee.  The current members of the Public Policy Committee are Ms. Fisher (Chair), Mr. Huber, Mr. Orlando and Mr. Yeutter, with Ms. Fisher replacing Mr. Bynoe as chair and Mr. Yeutter joining the committee on February 26, 2009. The Public Policy Committee operates under a written charter dated October 2005, a copy of which is available on our website at www.covantaholding.com, or may be obtained by writing to our Vice President of Investor Relations at our principal executive offices. Under its charter, the Public Policy Committee is responsible for assisting the Board in its oversight responsibilities for matters relating to public policy. The Public Policy Committee’s responsibilities include oversight of legislative and regulatory developments affecting our business, employee safety programs and procedures, community relations programs, political and charitable contributions by us, and other matters of public policy affecting our domestic and international business.

The Public Policy Committee held four meetings during 2008.

Technology Committee.  The current members of the Technology Committee are Mr. Broglio (Chair), Mr. Orlando and Mr. Pate. The Technology Committee operates under a written charter dated June 2008, a copy of which is available on our website at www.covantaholding.com, or may be obtained by writing to our Vice President of Investor Relations at our principal executive offices. Under its charter, the primary purpose of the Technology Committee is to assist the Board in fulfilling its oversight responsibilities for matters relating to technology and technology development as it relates to the Company’s renewable energy and waste and energy services businesses. The Technology Committee’s responsibilities include the development and implementation of major strategies relating to the Company’s approach to technical and commercial innovation and the process of innovation and technology acquisition to assure ongoing business growth; the evaluation of the implications of new technologies on the Company’s competitive position in the renewable energy and waste industries, both domestically and internationally; the research, development and implementation of new technologies in the renewable energy and waste industries; the research, development and implementation of improvements to the Company’s existing technologies; and all matters related to the protection of intellectual property, including patents, trademarks and copyrights, related to existing or new technologies of the Company and its businesses.

The Technology Committee was formed and held one meeting during 2008.

Executive Sessions of Non-Management Directors and Independent Directors

The non-management directors of the Board meet regularly in executive sessions without our management present. The independent directors also meet on occasion or as necessary in executive session. The Chairs of each of the committees together select a director to serve as the Chair of each executive session of independent directors. Stockholders wishing to communicate with the independent directors may contact them by writing to: Independent Directors, c/o Corporate Secretary, Covanta Holding Corporation, 40 Lane Road, Fairfield, New Jersey 07004. Any such communication will be promptly distributed to the directors named in the communication in the same manner as described below in “Communications with the Board.”

Communications with the Board

Stockholders and other interested parties can send communications to one or more members of the Board by writing to the Board or to specific directors or group of directors at the following address: Covanta Holding Corporation Board of Directors, c/o Corporate Secretary, Covanta Holding Corporation, 40 Lane Road, Fairfield, New Jersey 07004. Any such communication will be promptly distributed by the Corporate Secretary to the individual director or directors named in the communication or to all directors if the communication is addressed to the entire Board.

Compensation of the Board

On an annual basis, at the Annual Meeting of Stockholders at which directors are elected, each non-employee director will be awarded 4,500 shares of restricted stock, which vest as follows: one-third vest upon the grant of the award, one-third will vest one year after the date of grant and the final one-third of the restricted shares will vest two years after the date of grant. Mr. Barse waived his right to receive equity awards for 2008 and has indicated his intention to waive his right to receive equity compensation in 2009. Non-employee directors also will receive an annual fee of $30,000. The Chairman of the Board will receive an additional annual fee of $15,000. In addition, the chairs of the Audit Committee and Compensation Committee will each receive an additional annual fee of $10,000 for such service and the chair of each of the other committees of the Board, including without limitation, the

Nominating and Governance Committee, the Finance Committee, the Public Policy Committee and the Technology Committee will be entitled to receive an additional annual fee of $5,000 for such service. Non-employee directors will be entitled to receive a meeting fee of $2,000 for each Audit Committee meeting and $1,500 for each other committee meeting they attend. Directors who are appointed at a date other than the annual meeting of stockholders will be entitled to receive a pro rata portion of the annual director compensation.

The following table sets forth the compensation paid to each of our non-employee directors for the year ended December 31, 2008 and reflects their committee chair positions during that period.

Director Compensation for 2008

	Fees Earned or	Stock	Option
	Paid in Cash	Awards(2)	Awards(3)	Total
Name(1)	($)	($)	($)	($)

David M. Barse(4)	$55,000	—	—	$55,000
Ronald J. Broglio	$46,250	$122,542	—	$168,792
Peter C.B. Bynoe	$47,000	$122,542	—	$169,542
Linda J. Fisher	$40,500	$121,005	—	$161,505
Richard L. Huber	$44,000	$122,542	—	$166,542
William C. Pate	$48,500	$122,542	—	$171,042
Robert S. Silberman	$50,000	$122,542	—	$172,542
Jean Smith	$55,500	$122,542	—	$178,042
Clayton Yeutter	$42,500	$122,542	—	$165,042
Samuel Zell	$45,000	$122,542	—	$167,542

(1)	As an employee, Mr. Orlando is not entitled to additional compensation for serving as a member of the Board or any committee of the Board. See the “Summary Compensation Table” for his compensation information.

(2)	Each non-employee director, except for Mr. Barse, who declined to receive any non-cash compensation, received an award of 4,500 shares of restricted stock on May 1, 2008 that had a grant date fair value of $26.89 per share, as computed in accordance with Statement of Financial Accounting Standards No. 123R, “Share-Based Payments,” referred to in this proxy statement as “FAS 123R.” The amounts in the “Stock Awards” column represent the compensation cost recognized by us in 2008 related to all restricted awards to the directors, for which compensation costs were still being recognized in 2008 computed in accordance with FAS 123R. For a discussion of valuation assumptions, see Note 17 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2008. Set forth below is the total number of shares of unvested restricted stock that each non-employee director has been granted in his or her role as a director as of December 31, 2008, as well as the shares of restricted stock which vested during 2008.

		Number of Restricted
	Number of Unvested	Stock Awards Vested
	Restricted Stock Awards	During Fiscal Year
	Held as of December 31,	Ended December 31,
Director	2008(a)(b)	2008

David M. Barse	—	—
Ronald J. Broglio	4,500	5,000
Peter C.B. Bynoe	4,500	5,000
Linda J. Fisher	4,500	3,000
Richard L. Huber	4,500	5,000
William C. Pate	4,500	5,000
Robert S. Silberman	4,500	5,000
Jean Smith	4,500	5,000
Clayton Yeutter	4,500	5,000
Samuel Zell	4,500	5,000

a.	For each director except Mr. Barse, 1,500 shares of restricted stock vest on each of May 1, 2009, May 30, 2009 and May 1, 2010.

b.	Notwithstanding the vesting schedule attached to such restricted stock awards granted in 2008, all such restricted stock awards were considered to be vested for purposes of FAS 123R.

(3)	No stock options were granted to non-employee directors in 2008. The amount set forth reflects the value of stock options previously granted to directors for their service as directors and exercised in 2008. Set forth below is the total number of stock option awards made to each non-employee director in his or her role as a director that were outstanding as of December 31, 2008.

Number of Stock Options
Outstanding as of December 31,
Director	2008(a)

David M. Barse(b)	—
Ronald J. Broglio	13,334
Peter C.B. Bynoe	13,334
Linda J. Fisher	—
Richard L. Huber	40,001
William C. Pate	26,668
Robert S. Silberman	13,334
Jean Smith	13,334
Clayton Yeutter	26,668
Samuel Zell	13,334

a.	For each of the directors except Mr. Barse and Ms. Fisher, 13,334 of their options are exercisable at $12.90 per share. For Mr. Pate, 13,334 of his options are exercisable at $7.43 per share. For Mr. Huber, 26,667 of his options are exercisable at $4.26 per share. For Mr. Yeutter, 13,334 of his options are exercisable at $4.26 per share.

b.	This table does not reflect options held by Mr. Barse which he received in consideration for his service prior to 2003 as an executive officer of ours.

(4)	Mr. Barse waived his right to receive equity awards for 2008.

Director Stock Ownership Guidelines

Our Board believes that it is important for all of our directors to acquire and maintain a significant equity ownership position in our company. Accordingly, we have established stock ownership guidelines for our directors in order to specifically identify and align the interests of our directors with our stockholders. Accordingly, each director is required under our guidelines to hold at least 15,000 shares of our common stock. Directors are given five years to reach their target ownership levels and given that a majority of each director’s annual compensation is in the form of restricted stock vesting over a period of time, our guidelines provide that credit is given for unvested restricted stock holdings toward individual targets.

Policies on Business Conduct and Ethics

We have a Code of Conduct and Ethics for Senior Financial Officers and a Policy of Business Conduct. The Code of Conduct and Ethics applies to our Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller or persons performing similar functions. The Policy of Business Conduct applies to all of our, and our subsidiaries’, directors, officers and employees. Both the Code of Conduct and Ethics and the Policy of Business Conduct are available on our website at www.covantaholding.com and copies may be obtained by writing to our Vice President of Investor Relations at our principal executive offices.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board is currently comprised of eleven directors. On March 31, 2009, the Board approved an amendment to our bylaws, effective as of the date of the 2009 Annual Meeting, to provide for a maximum of twelve directors, and passed a resolution increasing the number of directors on the Board from eleven to twelve, with such vacancy to be filled in connection with the election of directors at the 2009 Annual Meeting. The Board, at the recommendation of the Nominating and Governance Committee, has nominated each of the following twelve individuals to serve as a director for a term of one year:

David M. Barse
Ronald J. Broglio
Peter C.B. Bynoe
Linda J. Fisher
Joseph M. Holsten
Richard L. Huber
Anthony J. Orlando
William C. Pate
Robert S. Silberman
Jean Smith
Clayton Yeutter
Samuel Zell

Each of the nominees except for Mr. Holsten currently serves as a member of the Board. If elected at this year’s Annual Meeting, each nominee will serve until the date of next year’s annual meeting or until his or her successor has been elected and qualified.

Each nominee has consented to serve as a member of the Board if elected or re-elected, as the case may be, for another term. Nevertheless, if any nominee becomes unable to stand for election (which the Board does not anticipate happening), each proxy will be voted for a substitute designated by the Board or, if no substitute is designated by the Board prior to or at the Annual Meeting, the Board will act to reduce the membership of the Board to the number of individuals nominated.

There is no family relationship between any nominee and any other nominee or any executive officer of ours. The information set forth below concerning the nominees has been furnished to us by the nominees.

The Board recommends that you vote “FOR” the election of each of the above named nominees to the Board. Proxies solicited by the Board will be voted “FOR” the election of each of the nominees named above unless instructions to the contrary are given.

Our Directors

David M. Barse has served as a director since 1996 and is Chairman of the Finance Committee and a member of the Compensation Committee. Mr. Barse’s one-year term as a director will expire at the next annual meeting of stockholders. Mr. Barse served as our President and Chief Operating Officer from July 1996 until July 24, 2002. Since February 1998, Mr. Barse has served as President and, since June 2003, Chief Executive Officer of Third Avenue, an investment adviser to mutual funds and separate accounts. From April 1995 until February 1998, he served as the Executive Vice President and Chief Operating Officer of Third Avenue Trust and its predecessor, Third Avenue Value Fund, Inc., before assuming the position of President in May of 1998 and Chief Executive Officer in September 2003. In 2001, Mr. Barse became Trustee of both the Third Avenue Trust and Third Avenue Variable Series Trust. Since June 1995, Mr. Barse has been the President and, since July 1999, Chief Executive Officer of MJ. Whitman, LLC and its predecessor, a full service broker dealer. Mr. Barse joined the predecessor of MJ. Whitman LLC and Third Avenue in December 1991 as General Counsel. Mr. Barse also presently serves as a Trustee of Brooklyn Law School and as a director of ACA Holdings, Inc., a public financial insurance company. Mr. Barse is 46 years old.

Ronald J. Broglio has served as a director since October 2004 and is Chairman of the Technology Committee and a member of the Nominating and Governance Committee. Mr. Broglio’s one-year term as a director will expire at the next annual meeting of stockholders. Mr. Broglio has been the President of RJB Associates, a consulting firm specializing in energy and environmental solutions, since 1996. Mr. Broglio was Managing Director of Waste to Energy for Waste Management International Ltd. from 1991 to 1996. Prior to joining Waste Management, Mr. Broglio held a number of positions with Wheelabrator Environmental Systems Inc. from 1980 through 1990, including Managing Director, Senior Vice President — Engineering, Construction & Operations and Vice President of Engineering & Construction. Mr. Broglio served as Manager of Staff Engineering and as a staff engineer for Rust Engineering Company from 1970 through 1980. Mr. Broglio is 68 years old.

Peter C.B. Bynoe has served as a director since July 2004 and is Chairman of the Nominating and Governance Committee and is a member of the Compensation Committee. Mr. Bynoe’s one-year term as a director will expire at the next annual meeting of stockholders. As of February 1, 2008, Mr. Bynoe became Managing Director of Loop Capital Markets LLC, a full-service investment banking firm based in Chicago. Mr. Bynoe also currently serves as Senior Counsel to the law firm of DLA Piper US, LLP, which he joined as a partner in 1995. Mr. Bynoe has been a principal of Telemat Ltd., a consulting and project management firm, since 1982. Mr. Bynoe is a director of Citizens Communication Corporation, a telephone, television and internet service provider. Mr. Bynoe is 58 years old.

Linda J. Fisher has served as a director since December 2007 and is Chair of the Public Policy Committee and a member of the Nominating and Governance Committee. Ms. Fisher’s one-year term as a director will expire at the next annual meeting of stockholders. Ms. Fisher has been Vice President, Safety, Health and Environment and Chief Sustainability Officer at E.I. du Pont de Nemours and Company since 2004. Prior to joining DuPont, Ms. Fisher was Deputy Administrator of the United States Environmental Protection Agency. Ms. Fisher also serves as a director of the Environmental Law Institute, an independent, non-partisan environmental education and policy research center, as a trustee of The National Parks Foundation, the only national charitable partner of America’s national parks, as a director of RESOLVE, a public policy dispute resolution organization, and as a director of Resources for the Future, a nonprofit, non-partisan organization that conducts independent research on environmental, energy and natural resource issues. Ms. Fisher is 56 years old.

Joseph M. Holsten has consented to serve as a director, if elected, for a one-year term that will expire at the next annual meeting of stockholders. Mr. Holsten has been Chief Executive Officer of LKQ Corporation (“LKQ”), the leading provider of recycled and aftermarket parts in the U.S., since 1998. Mr. Holsten also serves on the board of directors of LKQ. Prior to joining LKQ, Mr. Holsten held various positions of increasing responsibility with the North American and International operations of Waste Management, Inc. for approximately 17 years. From February 1997 until July 1998, Mr. Holsten served as Executive Vice President and Chief Operating Officer of Waste Management, Inc. From July 1995 until February 1997, he served as Chief Executive Officer of Waste Management International, plc. Prior to working for Waste Management, Inc., Mr. Holsten was a staff auditor at a public accounting firm. Mr. Holsten is 57 years old.

Richard L. Huber has served as a director since July 2002 and is a member of the Audit Committee and the Public Policy Committee. Mr. Huber’s one-year term as a director will expire at the next annual meeting of stockholders. Mr. Huber served as Chairman and the Interim Chief Executive Officer of American Commercial Lines, Inc., a marine transportation and service company (“ACL”), from April 2004 until January 2005 and continues as a director of ACL and various subsidiaries and affiliates of ACL. Mr. Huber has been Managing Director, Chief Executive Officer and Principal of the American direct investment group Norte-Sur Partners, a direct private equity investment firm focused on Latin America, since January 2001. Mr. Huber held various positions with Aetna, Inc. since 1995, including Chief Executive Officer, until February 2000. Mr. Huber has approximately 40 years of prior investment and merchant banking, international business and management experience, including executive positions with Chase Manhattan Bank, Citibank, Bank of Boston and Continental Bank. Mr. Huber is a member of the Board of Directors of Gafisa, S.A., the largest integrated residential housing developer in Brazil, AquaBounty Technologies, Inc., Viña San Rafael of Chile and several other companies in the U.S. and elsewhere in the world. Mr. Huber is 72 years old.

Anthony J. Orlando has served as our President and Chief Executive Officer since October 2004. He has served as a director since September 2005 and is a member of the Finance Committee, the Public Policy Committee and the Technology Committee. Mr. Orlando’s one-year term as a director will expire at the next annual meeting of stockholders. Previously, Mr. Orlando had been President and Chief Executive Officer of Covanta Energy since November 2003. From March 2003 to November 2003 Mr. Orlando served as Senior Vice President, Business and Financial Management of Covanta Energy. From January 2001 until March 2003, Mr. Orlando served as Covanta Energy’s Senior Vice President, Waste-to-Energy. Mr. Orlando joined Covanta Energy in 1987. Mr. Orlando is 49 years old.

William C. Pate has served as a director since 1999 and is Chairman of the Audit Committee and a member of the Finance Committee. Mr. Pate’s one-year term as a director will expire at the next annual meeting of stockholders. He was our Chairman of the Board from October 2004 through September 2005. Mr. Pate is Managing Director of Equity Group Investments L.L.C. (“EGI”), a privately-held investment firm. Mr. Pate has been employed by EGI or its predecessor in various capacities since 1994. Mr. Pate also serves as a director of Exterran Holdings, Inc., a natural gas compression company. Mr. Pate is 45 years old.

Robert S. Silberman has served as a director since December 2004 and is the Chairman of the Compensation Committee and a member of the Finance Committee. Mr. Silberman’s one-year term as a director will expire at the next annual meeting of stockholders. Mr. Silberman has been Chairman of the Board of Directors of Strayer Education, Inc. since February 2003 and its Chief Executive Officer since March 2001. Strayer Education, Inc. is an education services company, whose main operating asset, Strayer University, is a leading provider of graduate and undergraduate degree programs focusing on working adults. From 1995 to 2000, Mr. Silberman held various positions, including President and Chief Operating Officer of CalEnergy Company, Inc., an independent energy producer. Mr. Silberman has also held senior positions within the public sector, including U.S. Assistant Secretary of the Army. Mr. Silberman is a member of the Council on Foreign Relations, a nonpartisan resource for information and analysis on foreign relations. Mr. Silberman is 51 years old.

Jean Smith has served as a director since December 2003 and is a member of the Audit Committee and the Nominating and Governance Committee. Ms. Smith’s one-year term as a director will expire at the next annual meeting of stockholders. Ms. Smith is currently a consultant, previous to which she served as Managing Director of Plainfield Asset Management LLC, an investment manager for institutions and high net worth individuals, since 2006. Ms. Smith previously held the position of President of Sure Fit Inc., a provider of ready-made slipcovers and related accessories, from 2004 to 2006 and was a private investor and consultant from 2001 to 2004. Ms. Smith has more than 25 years of investment and international banking experience, having previously held the position of Managing Director of Corporate Finance for U.S. Bancorp Libra and positions with Banker’s Trust Company, Citicorp Investment Bank, Security Pacific Merchant Bank and UBS Securities. Ms. Smith is 53 years old.

Clayton Yeutter has served as a director since July 2002 and is a member of the Public Policy Committee. Mr. Yeutter’s one-year term as a director will expire at the next annual meeting of stockholders. Mr. Yeutter is Senior Advisor to Hogan & Hartson LLP, a law firm in Washington, D.C., where he has had an international trade and agricultural law practice since 1993. From 1985 through 1991, Mr. Yeutter served in the Reagan Administration as U.S. Trade Representative and in the first Bush Administration as Secretary of Agriculture. Mr. Yeutter has served as Chief Executive Officer of the Chicago Mercantile Exchange from 1978 through 1985, as Chairman of the Board of Directors of Oppenheimer Funds, an institutional investment manager, and Chairman of the Board of Directors of Crop Solutions, Inc., a privately-owned agricultural chemical company. He presently serves as Chairman of the Board of Directors of ACL; director of America First, a privately-owned investment management company; director of Neogen Corporation, a manufacturer of testing equipment for food safety and animal health; and director of Chicago Climate Exchange, Inc., an integrated greenhouse gas emissions reduction, registry and trading system. Mr. Yeutter is 78 years old.

Samuel Zell has served as our Chairman of the Board since September 2005, and had also previously served as a director from 1999 to 2004, as our President and Chief Executive Officer from July 2002 to April 2004 and as our Chairman of the Board from July 2002 to October 2004. Mr. Zell’s one-year term as our Chairman and as a director will expire at the next annual meeting of stockholders. Mr. Zell has served as Chairman of the Board of Directors of EGI since 1999, and had been Chairman of the Board of Directors of its predecessor, Equity Group Investments, Inc., for more than five years. Mr. Zell has been the chairman and chief executive officer of Tribune Company, a media company, since December 2007. Until its sale in September 2007, Mr. Zell was a trustee and Chairman of the Board of Trustees of Equity Office Properties Trust, an equity real estate investment trust, commonly known as a

“REIT,” primarily focused on office buildings, since October 1996, was its Interim President from April 2002 until November 2002 and was its and Interim Chief Executive Officer from April 2002 until April 2003. For more than the past five years, Mr. Zell has served as Chairman of the Board of Directors of Anixter International, Inc., a global distributor of electrical and cable systems; Chairman of the Board of Directors of Equity Lifestyle Properties, Inc. (previously known as of Manufactured Home Communities, Inc.), an equity REIT primarily engaged in the ownership and operation of manufactured home resort communities; Chairman of the Board of Trustees of Equity Residential Properties Trust, an equity REIT that owns and operates multi-family residential properties; and Chairman of the Board of Directors of Capital Trust, Inc., a specialized finance company. Mr. Zell is 67 years old.

PROPOSAL NO. 2

APPROVAL OF AMENDMENTS TO EQUITY AWARD PLAN FOR EMPLOYEES AND OFFICERS

At the annual meeting, the stockholders will be asked to approve amendments to our Equity Award Plan for Employees and Officers, referred to in this proxy statement as the “Equity Award Plan”. On February 26, 2009, our Board of Directors, upon the recommendation of the Compensation Committee, adopted amendments, referred to in this proxy statement as the “Amendments,” and directed that they be submitted to our stockholders for approval at the annual meeting. The Amendments will become effective when they are approved by our stockholders. If approved, the Amendments would permit us to issue additional types of long-term incentive performance awards under the Equity Award Plan in the form of restricted stock units, performance shares and performance units. The Amendments also amend the Equity Award Plan to include the performance criteria and other material terms for performance-based compensation granted under the Equity Award Plan in accordance with section 162(m) of the Tax Code.

The Board of Directors believes that the Equity Award Plan plays an important role in our efforts to attract and retain employees of outstanding ability and encourages these individuals to take into account the long-term interests of our Company and our stockholders. The Equity Award Plan was originally approved by stockholders of the Company in October 2004 and amended by stockholders in September 2005 to increase the number of shares available for issuance to 6,000,000. In May 2008, the Equity Award Plan was further amended by stockholders to increase the number of shares available for issuance to 12,000,000 and increase the maximum number of shares that may be granted to any participant in any calendar year to 250,000 shares of restricted stock and options to purchase 650,000 shares of our common stock.

Approval of the Amendments requires the affirmative vote of a majority of the shares of common stock outstanding at the meeting in person or by proxy; in addition, the New York Stock Exchange listing standards require that at least a majority of outstanding shares vote with respect to the Amendments. In the event stockholder approval of the Amendments is not obtained, awards will continue to be made under the terms of the Equity Award Plan as currently in effect but the Company may not be able to fully deduct all of its executive compensation pursuant to section 162(m) of the Tax Code.

Addition of Restricted Stock Units, Performance Shares and Performance Units

The Board of Directors would like to provide additional flexibility to the Compensation Committee in designing appropriate performance-based awards by adding three additional categories of awards to the Equity Award Plan. The Amendments, if approved, would provide for restricted stock units, commonly referred to as “RSUs”, performance shares and performance units. RSUs provide the participant the rights to receive a payment based on the value of a share of our common stock, subject to such vesting requirements and other conditions as the Compensation Committee determines. Vesting requirements may be based on continued service and/or the attainment of specific performance goals. RSUs are payable in cash or common stock as determined by the Compensation Committee. Unlike the holder of restricted stock, the holder of a RSU does not have the rights of a common stockholder such as voting rights.

Each performance share must have an initial value equal to the fair market value of a share of our common stock on the date of grant. A performance unit is designated in a dollar amount of cash. Both performance shares and performance units are awards that may be paid in the form of cash or shares of our common stock or a combination of the two if performance goals established by the Compensation Committee are achieved. We believe that performance shares and performance units will help us achieve balance in our performance incentives. In the past, our incentive compensation strategy under the Equity Award Plan has relied solely on stock options and restricted stock awards. The performance shares and performance units will allow us to add incentives that are based on a broader range of performance objectives that are important to our business while still maintaining an equity component. The Amendments will add specific descriptions of RSUs, performance shares and performance units to Section 12 of the Equity Award Plan and will add references to these three awards as needed to other sections of the Equity Award Plan. A copy of the Equity Award Plan, as amended, is added as Appendix A to this proxy statement.

Approval of Material Terms of Performance Goals for Performance-Based Compensation

Under section 162(m) of the Tax Code, in order for us to deduct compensation in excess of $1,000,000 that is paid in any year to any “covered employee,” such compensation must qualify as “performance-based,” within the meaning of section 162(m) of the Tax Code. A “covered employee” is defined under section 162(m) of the Tax Code as a company’s principal executive officer or any of such company’s three other most highly compensated executive officers named in the proxy statement (other than the principal executive officer or principal financial officer). The Amendments amend Section 18(g) of the Equity Award Plan to set forth procedures the Compensation Committee will follow to avoid the deductibility limitations of section 162(m) of the Tax Code when making long-term incentive performance awards under our Equity Award Plan to current covered employees and employees whom the Compensation Committee anticipates may become covered employees between the time of grant and payment of the award. In order for an award under Section 18(g) of the Equity Award Plan to qualify as performance-based compensation that is not subject to the $1,000,0000 cap, stockholder approval of the material terms of the performance goals is required. The material terms include the employees eligible to receive the compensation, a description of the performance criteria and the maximum amount of compensation that may be paid to any one employee. A description of the material terms for performance-based compensation in the Equity Award Plan follows.

Employees Eligible to Receive Compensation.  A performance-based award under the Equity Award Plan may be granted to employees (including officers) of the Company, its subsidiaries and affiliates. In addition, a performance-based award may be granted to a person who is offered employment by the Company or a subsidiary or affiliate of the Company, provided that such award shall be immediately forfeited if such person does not accept such offer of employment within an established time period.

Performance Criteria.  When making an award under our Equity Award Plan, as amended, the Compensation Committee may designate the award as “performance-based compensation” which means that performance criteria must be satisfied in order for an employee to be paid the award. Performance-based compensation may be made in the form of stock options, restricted stock, RSUs, performance shares, performance units or other stock equivalents. Section 18(g) of the Equity Award Plan, as amended, includes the performance criteria the Compensation Committee has adopted, subject to stockholder approval, for a “performance-based compensation” award which shall consist of objective tests based on one or more of the following:

•	earnings;

•	operating profits (including measures of earnings before interest, taxes, depreciation and amortization, referred to in this proxy statement as “EBITDA”, or adjusted EBITDA);

•	free cash flow or adjusted free cash flow;

•	cash from operating activities;

•	revenues;

•	financial return ratios;

•	market performance;

•	stockholder return and/or value;

•	net profits;

•	earnings per share;

•	profit returns and margins;

•	stock price;

•	working capital;

•	capital investments;

•	returns on capital investments;

•	discounted cash flows;

•	changes between years or periods that are determined with respect to any of the above-listed performance criteria;

•	net present value; and

•	economic profit.

Performance criteria may be measured solely on a corporate, subsidiary or business unit basis, on specific capital projects or groups of projects or a combination thereof. Further, performance criteria may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected performance criteria. The measure for any such award may include or exclude items to retain the intents and purposes of specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts, acceleration of payments, costs of capital invested, discount factors, and any unusual or nonrecurring gain or loss. In order to qualify as performance-based under section 162(m), the performance criteria will be established before 25% of the performance period has elapsed and will not be subject to change (although future awards may be based on different performance criteria). The performance periods may extend over one to five calendar years, and may overlap one another, although no two performance periods may consist solely of the same calendar years.

Among other things, section 162(m) of the Tax Code requires that performance criteria for “performance-based compensation” must be approved by a company’s stockholders. Approval of the Amendments by the stockholders will include approval, for section 162(m) of the Tax Code purposes, of the above performance criteria which are also included in Section 18(g) of the Equity Award Plan, as amended.

Maximum Amount of Compensation.  No employee may be awarded a performance-based award for any calendar year with respect to more than 250,000 shares of restricted stock and options to purchase 650,000 shares of our common stock. The exercise price for any option will be the fair market value of the common stock on the date of grant. In addition, awards for any calendar year to any one employee will be limited to 250,000 RSUs, 250,000 performance shares and $5.0 million of performance units. One RSU is equal to one share of our common stock and one performance share is equal to the fair market value of one share of our common stock on the date of grant. Approval of the Amendments by the stockholders will include approval of these additional calendar year limits to any one employee.

EQUITY AWARD PLAN PRINCIPAL FEATURES

The principal features of the Equity Award Plan, assuming that the Amendments are approved by stockholders at the Annual Meeting, are summarized below. This summary is not complete, however, and is qualified by the terms of the Equity Award Plan, as amended by the Amendments, a copy of which is attached to this proxy statement as Appendix A.

Shares Available Under the Equity Award Plan

On March 15, 2009 there were 6,259,455 shares remaining and available for issuance under the Equity Award Plan. The maximum aggregate number of shares of common stock available for issuance under the Equity Award Plan is currently 12,000,000, subject to customary adjustments to prevent dilution. Shares subject to an award may be authorized but unissued, or reacquired shares of common stock or treasury shares. If an award expires or becomes unexercisable without having been exercised in full, the unpurchased or forfeited shares which were subject to the award will become available for future grant under the Equity Award Plan. However, shares that have actually been issued under the Equity Award Plan will not be returned to the Equity Award Plan and will not be available for future distribution under the Equity Award Plan.

Equity Award Plan Administration

The Equity Award Plan is administered by the Compensation Committee of the Board, or another Board committee, comprised of two or more directors, each of whom qualifies as a “disinterested person” under Rule 16b-3 of the Exchange Act and at least two of whom constitute an “outside director” under section 162(m) of the Tax Code. The Compensation Committee has the exclusive authority to determine the fair market value of the common stock and to determine all other matters relating to awards under the Equity Award Plan, including the selection of individuals to be granted an award, the type of award, the number of shares of common stock subject to an award, and all terms, conditions, restrictions and limitations, if any, including, without limitation, vesting, acceleration of vesting, exercisability, termination, substitution, cancellation, forfeiture, or repurchase of an award and the terms of any instrument that evidences the award. The Compensation Committee also has exclusive authority to interpret the Equity Award Plan and its rules and regulations, and to make all other determinations deemed necessary or advisable under or for administering the Equity Award Plan. The Compensation Committee may, however, authorize any one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Compensation Committee, or delegate to an officer the authority to make certain decisions under the Equity Award Plan. However, the Compensation Committee may not delegate its authority with regard to selecting persons subject to Section 16 of the Exchange Act for participation in the Equity Award Plan or granting awards to such persons.

Term

The Equity Award Plan became effective as of October 5, 2004, upon the approval by our stockholders and continues in effect for a term of 10 years, unless sooner terminated by the Board.

Eligibility

Awards under the Equity Award Plan may be granted to employees (including officers) of the Company, its subsidiaries and affiliates. In addition, an award under the Equity Award Plan may be granted to a person who is offered employment by the Company or a subsidiary or affiliate of the Company, provided that such award shall be immediately forfeited if such person does not accept such offer of employment within an established time period. If otherwise eligible, an employee who has been granted an award under the Equity Award Plan may be granted other awards. There are currently approximately 325 employees who are likely to be considered for awards under the Equity Award Plan in 2009 based on current grant criteria. Under the terms of the Equity Award Plan, all of our employees (including our subsidiaries and affiliates), approximately 3,700 full-time employees as of December 31, 2008, were eligible to receive awards under the Equity Award Plan. Accordingly, it is not possible to estimate the number of additional employees who may become eligible to receive awards under the Equity Award Plan from time to time.

Limitations on Awards Granted to Participants

Currently, no participant in the Equity Award Plan may be granted awards in any calendar year with respect to more than 250,000 shares of restricted stock or RSUs, options to purchase 650,000 shares of common stock, 250,000 performance shares and $5.0 million of performance units. If any award (or portion of an award) is cancelled, the shares subject to the cancellation will count toward this annual limit.

Awards

The Equity Award Plan provides for awards to be made in the form of (a) incentive stock options, which are intended to qualify under section 422 of the Tax Code, (b) non-qualified stock options, which are not intended to qualify under section 422 of the Tax Code, (c) shares of restricted stock, (d) RSUs (e) stock appreciation rights, (f) performance awards, (g) performance shares, (h) performance units, and (i) other stock-based awards which relate to or serve a similar function to the awards described above. Awards may be made on a stand alone, combination or tandem basis. Additional information about some of the types of awards is set forth below.

Restricted Stock

Awards of Restricted Stock; Restriction Period.  Shares of restricted stock may be issued either alone or in addition to other awards granted under the Equity Award Plan or cash awards made outside of the plan. The Compensation Committee may condition the grant of restricted stock upon the attainment of specific performance goals of the recipient or us. During a restricted period set by the Compensation Committee, the recipient of restricted stock will not be permitted to sell, assign, transfer, pledge or otherwise encumber the shares of restricted stock. The Compensation Committee may provide for the lapse of such restrictions in installments or otherwise and may accelerate or waive such restrictions based on a period of service of the recipient, performance of the recipient or of the Company or such other factors as the Compensation Committee may determine.

Rights as a Stockholder.  Subject to any restrictions set forth in the award agreement, a recipient of restricted stock will possess all of the rights of a holder of our common stock, including the right to vote and receive dividends. However, unless otherwise determined by the Compensation Committee or as otherwise provided in the Equity Award Plan, cash dividends on the shares of common stock that are the subject of the award shall be automatically deferred and reinvested in additional restricted stock and dividends payable in common stock shall be paid in the form of restricted stock. The Compensation Committee may require that the certificates representing shares of restricted stock be held in custody by us until the restrictions have lapsed.

Termination of Employment.  Unless otherwise provided in an award agreement, upon termination of employment for any reason during the restricted period, the recipient will forfeit the right to the shares of restricted stock to the extent that the applicable restrictions have not lapsed at the time of such termination. Under our current award agreements, however, upon termination of employment by reason of death or disability, the recipient will retain the right to the shares of restricted stock vesting at the time and to the extent the performance measures are satisfied as if still employed by us.

Deferral of Restricted Stock.  A participant may elect, at the Compensation Committee’s sole discretion and in accordance with the terms of the Equity Award Plan, to defer receipt of shares of restricted stock until a future date (no later than termination of employment). If a participant makes such an election, then, subject to applicable law, the participant may be able to defer recognition of ordinary income until such shares are received.

Restricted Stock Units

Awards of RSUs; Restriction Period.  RSUs provide the participant the right to receive a payment based on the value of a share of our common stock. RSUs are payable in cash or common stock as determined by the Compensation Committee. RSUs may be issued either alone or in addition to other awards granted under the Equity Award Plan or cash awards made outside of the plan. The Compensation Committee may grant RSU awards subject to the attainment of specific performance goals of the recipient or us or may make the RSU awards subject to a restricted period similar to those for restricted stock awards described above. The Compensation Committee may provide for the lapse of such restrictions in installments or otherwise and may accelerate or waive such restrictions based on a period of service of the recipient, performance of the recipient or us or such other factors as the Compensation Committee may determine.

Rights as a Stockholder.  Participants have no voting rights or rights to receive cash dividends with respect to their RSUs. However, the Compensation Committee may grant RSUs that entitle the holders to receive dividend equivalents, which are rights to receive additional restricted stock units based on the value of any cash dividends the Company may pay.

Termination of Employment.  Unless otherwise provided in an award agreement, upon termination of employment for any reason during the restricted period, the recipient will forfeit the right to any RSUs to the extent that the applicable restrictions have not lapsed at the time of such termination.

Stock Options

Types.  Stock options may be granted under the Equity Award Plan in the form of incentive stock options or non-qualified stock options. Notwithstanding their designation, a participant’s incentive stock options will be treated as non-qualified stock options to the extent that more than $100,000 in aggregate fair market value of shares underlying such incentive stock options becomes exercisable for the first time during any calendar year.

Exercise Price.  The per share exercise price for shares underlying stock options will be determined by the Compensation Committee, provided that the exercise price must be at least equal to 100% of the fair market value per share of common stock on the date of grant. In the case of an incentive stock option granted to an employee who, at the time of grant, owns more than 10% of the total combined voting power of all classes of stock of the Company, the per share exercise price must be at least equal to 110% of the fair market value per share of common stock on the date of grant. As determined by the Compensation Committee pursuant to the Equity Award Plan, the “fair market value” of a share of common stock is the closing price of the stock, as reported by the New York Stock Exchange, as of the close of business on the date of the grant.

Term of Option; Vesting.  The term during which a stock option may be exercised will be determined by the Compensation Committee, provided that no stock option will be exercisable more than 10 years from the date of grant. In the case of an incentive stock option granted to an employee who, at the time of grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, the term of such stock option may not be more than five years. The Compensation Committee has full authority, subject to the terms of the Equity Award Plan, to determine the vesting period or limitation or waiting period with respect to any stock option granted to a participant or the shares purchased upon exercise of such option. In addition, the Compensation Committee may, for any reason, accelerate the exercisability of any stock option.

Method of Payment.  The Compensation Committee will determine the acceptable form and method of payment for exercising a stock option, provided that the acceptable form and method of payment for exercising an incentive stock option will be determined at the time of grant.

Cash-Out Option.  Upon receipt of written notice of exercise, the Compensation Committee may offer to buy out a participant’s options by paying a participant cash in an amount equal to the difference between the excess of the fair market value of such shares over the exercise price of the shares subject to the option.

No Rights as a Stockholder.  Until a stock certificate evidencing issued shares for which a stock option is exercised, a participant shall have no right to vote or receive dividends or any other rights as a stockholder with respect to the shares of our common stock subject to such stock option, notwithstanding the exercise of such stock option.

Termination of Employment.  If a participant’s employment terminates by reason of a “disability” (as defined in the Equity Award Plan) or death, the vested portion of any stock option held by such person may generally be exercised for a period equal to the shorter of (a) twelve months from the date of termination or (b) the remaining term of the option. If a participant’s employment terminates by reason of disability or death, any incentive stock option which is exercised after the exercise period permitted by section 422 of the Tax Code will be treated as a non-qualified stock option.

If a participant’s employment terminates by reason of “retirement” (as defined in the Equity Award Plan), the vested portion of any non-qualified stock option held by such person may generally be exercised for a period equal to the shorter of (a) three years from the date of termination or (b) the remaining term of the non-qualified stock option. The vested portion of any incentive stock option held by such person may generally be exercised for a period equal to the shorter of (x) three months from the date of termination or (y) the remaining term of the incentive stock option.

If a participant is terminated for “cause” (as defined in the Equity Award Plan), any unexercised portion of any option held by such person terminates immediately and will no longer be exercisable.

If a participant’s employment terminates for any reason other than disability, death, retirement or “cause,” the vested portion of any non-qualified stock option held by such person may generally be exercised for a period equal to the shorter of (a) one year from the date of termination or (b) the remaining term of the non-qualified stock option, and the vested portion of any incentive stock option held by such person may generally be exercised for a period equal to the shorter of (x) three months from the date of termination or (y) the remaining term of the incentive stock option.

Other Awards

Stock Appreciation Rights.  The Compensation Committee may grant a right to receive the excess of the fair market value of shares of common stock on the date the stock appreciation right is exercised over the fair market value of such shares on the date the stock appreciation right was granted. Such spread may, in the sole discretion of the Compensation Committee, be paid in cash or common stock or a combination of both. Stock appreciation rights may not be exercised earlier than six months from the date of their grant.

Performance Awards.  The Compensation Committee may grant performance awards based on the performance of a recipient over a specified period. Such performance awards may be awarded contingent upon future performance of the Company or any affiliate, subsidiary, division or department thereof, during that period. A performance award may be in the form of common stock (or cash in an amount equal to the fair market value thereof) or the right to receive an amount equal to the appreciation, if any, in the fair market value of common stock over a specified period. Performance awards may be paid, in the Compensation Committee’s discretion, in cash or common stock or some combination thereof. Each performance award will have a maximum value established by the Compensation Committee at the time the award is made. Unless otherwise provided in an award or by the Compensation Committee, performance awards terminate if the recipient does not remain an employee of the Company, or its affiliates or subsidiaries at all times during the applicable performance period.

Performance Shares.  The Compensation Committee may grant performance shares under the Equity Award Plan. The Compensation Committee will set the performance periods and performance objectives that, depending on the extent to which they are met, will determine the number of performance shares payable in cash, shares of common stock or a combination of cash and shares of common stock, as applicable. Each performance share must have an initial value equal to the fair market value of a share of our common stock on the date of grant. Unless otherwise provided in an award or by the Compensation Committee, performance share awards terminate if the recipient does not remain an employee of the Company, or its affiliates or subsidiaries at all times during the applicable performance period.

Performance Units.  A performance unit is designated in a dollar amount of cash. The Compensation Committee may grant performance units that will result in a payment to a participant only if performance goals established by the Compensation Committee are achieved or the awards otherwise vest. The Compensation Committee will set the performance periods and performance objectives that, depending on the extent to which they are met, will determine the amount of performance units payable in cash, shares of common stock or a combination of cash and shares of common stock, as applicable. Performance units will have an initial dollar value established by the Compensation Committee prior to the grant date. Unless otherwise provided in an award or by the Compensation Committee, performance unit awards terminate if the recipient does not remain an employee of the Company, or its affiliates or subsidiaries at all times during the applicable performance period.

Other Stock-Based Awards.  The Compensation Committee may, in its discretion, grant other stock-based awards which are related to or serve a similar function to the awards described above.

Other Provisions

Performance-Based Compensation.  Under Section 18(g) of the Equity Award Plan, the Compensation Committee may designate any award under the Plan as “performance-based compensation” for purposes of section 162(m) of the Tax Code. In order for such awards to satisfy the relevant requirements of section 162(m) of the Tax Code, the awards must vest contingent on the attainment of one or more objective performance criteria which must be established in writing by the Compensation Committee prior to completion of 25% of the performance period and must be approved by stockholders.

Non-Transferability of Awards.  Unless otherwise provided by the Compensation Committee in the award agreement, stock options, shares of restricted stock and other awards granted under the Equity Award Plan may not be sold, pledged, assigned or disposed of in any manner, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Tax Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder). During a participant’s lifetime, options and other awards under the Equity Award Plan may be exercised only by the participant, his or her guardian or legal representative, or an alternate payee pursuant to a qualified domestic relations order.

Termination and Amendment.  The Equity Award Plan provides that the Board may generally amend, alter, suspend or terminate the Equity Award Plan and the Compensation Committee may prospectively or retroactively amend any or all of the terms of options granted under the Equity Award Plan, so long as any such amendment does not impair the rights of any recipient without the recipient’s consent (except that such consent is not required where amendment is necessary to comply with applicable law (such as section 409A of the Tax Code), any stock exchange rules or any accounting rules). Stockholder approval is required for any material Equity Award Plan amendment or any amendment necessary to comply with section 422 of the Tax Code or any other applicable laws or stock exchange requirements.

Antidilution Provisions.  Subject to any required action by the stockholders of the Company, the number of shares of common stock covered by each outstanding award (and the purchase or exercise price thereof), and the number of shares of common stock which have been authorized for issuance under the Equity Award Plan but as to which no awards have yet been granted (or which have been returned to the Equity Award Plan upon cancellation or expiration of an award) will be proportionately adjusted to prevent dilution or enlargement of rights in the event of any stock split, stock dividend, combination or reclassification of the common stock or other relevant capitalization change.

Prohibition on Loans to Participants.  The Company may not lend money to any participant under the Equity Award Plan for the purpose of paying the exercise or base price associated with any award or for the purpose of paying any taxes associated with the exercise or vesting of an award.

Certain Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences of the grant and exercise of stock options awarded under the Equity Award Plan and the subsequent disposition of shares acquired upon such exercise. Also discussed are the tax consequences of the receipt of restricted stock and certain other awards under the Equity Award Plan. This summary is based upon the provisions of the Tax Code as in effect on the date of this proxy statement, current regulations adopted and proposed thereunder and existing judicial decisions, as well as administrative rulings and pronouncements of the Internal Revenue Service (all of which are subject to change, possibly with retroactive effect). This summary is not intended to be exhaustive and does not describe all federal, state or local tax laws. Furthermore, the general rules discussed below may vary, depending upon the personal circumstances of the individual holder. Accordingly, participants should consult a tax advisor to determine the income tax consequences of any particular transaction or award.

Taxation of Incentive Stock Options.  A participant who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the participant to the alternative minimum tax. If the shares acquired upon exercise are sold after the expiration of two years from the grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the participant recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (1) the fair market value of the shares at the date of the option exercise or (2) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Unless limited by section 162(m) of the Tax Code, we are generally entitled to a deduction in the same amount as the ordinary income recognized by the participant.

Taxation of Non-Qualified Stock Options.  In general, a participant will not recognize any income upon the grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, however, a participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the non-qualified option stock on the date of exercise over the exercise price (i.e., the “spread”) and the Company will be entitled to a deduction in an equal amount, which may be limited by section 162(m) of the Tax Code.

Upon subsequent sales of shares obtained through the exercise of non-qualified stock options, the participant may realize short-term or long-term capital gain or loss, depending upon the holding period of the shares, if such shares constitute capital assets in the participant’s hands. The gain or loss will be measured by the difference between the sales price and the tax basis of the shares sold. The tax basis for this purpose generally will be the sum of the exercise price and the amount of ordinary income recognized by the participant as a result of exercise.

Taxation of Restricted Stock.  In general, except in the case of a section 83(b) election (as discussed below), a participant will not incur any tax upon the grant of shares of stock which are subject to a substantial risk of forfeiture. However, when the restrictions lapse or the shares become freely transferable, the participant will recognize ordinary income equal to the fair market value of the applicable shares at such time less the amount, if any, paid for such shares, unless the participant has made a section 83(b) election with respect to such shares or has elected to defer receipt of such shares, as discussed below.

If a participant makes a section 83(b) election within 30 days of a grant of restricted stock, the participant will recognize ordinary income at the time of grant in an amount equal to the difference between the fair market value of the restricted shares on the grant date and the amount, if any, paid for such restricted shares. If the participant makes such an election, he or she will not recognize any further income with respect to such shares solely as a result of a later lapse of the restrictions.

If a participant holds the restricted stock as a capital asset after the earlier of either (1) the vesting of such restricted stock or (2) the making of a timely section 83(b) election with respect to such restricted stock, any subsequent gain or loss will be taxable as long-term or short-term capital gain or loss, depending upon the holding period. For this purpose, the basis in the restricted stock generally will be equal to the sum of the amount (if any) paid for the restricted stock and the amount included in ordinary income as a result of the vesting event or section 83(b) election, as applicable; provided, however, that, if a participant forfeits restricted stock with respect to which a section 83(b) election was made prior to vesting, the participant’s capital loss is limited to the amount (if any) paid for such restricted stock.

A participant who elects, at the Compensation Committee’s sole discretion and in accordance with the requirements of the Equity Award Plan, to defer receipt of shares of restricted stock generally will not be subject to tax until such time as the shares are received or otherwise made available (no later than termination of service). Such election must be made before the shares are issued to the employee and no later than 30 days after the award date and at least 12 months before any such shares could become vested. The amount of such taxable income will be the fair market value of the shares at the time when such shares are actually received or otherwise made available less the amount, if any, paid for such shares. Any subsequent gain or loss would be taxable as long-term or short-term capital gain or loss, depending upon the holding period, assuming such shares are held as a capital asset.

Taxation of Restricted Stock Units; Stock Appreciation Rights; Performance Shares and Performance Units.  In general, a participant will not incur any tax upon the grant of either RSUs, stock appreciation rights, performance shares or performance units. However, when the restrictions lapse, the participant will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of any property received.

Taxation of Other Stock Based Awards.  Other awards may be granted under the Equity Award Plan. Since the amount, character and timing of income recognized in connection with such awards will vary depending upon the specific terms and conditions of such awards, no information regarding the tax consequences of the receipt of such awards may be provided at this time.

Our Tax Impact from Awards.  We generally will be entitled to a tax deduction in connection with an award under the Equity Award Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, the exercise of a non-qualified stock option) unless limited by section 162(m) of the Tax Code.

Tax Withholding Obligations

Our obligations under the Equity Award Plan are conditioned upon proper arrangements being in place with participants in the Equity Award Plan for the payment of withholding tax obligations. Unless otherwise determined by the Compensation Committee, withholding tax obligations may be settled with shares of common stock, including shares that are part of the award that gives rise to the withholding obligation.

The Board recommends that you vote “FOR” the approval of the Amendments. Proxies solicited by the Board will be voted “FOR” the approval of the Amendment unless instructions to the contrary are given.

Equity Compensation Plans

The following table sets forth information as of December 31, 2008 regarding the number of securities which could be issued upon the exercise of outstanding options, the weighted average exercise price of those options in the 1995 Stock and Incentive Plan, the Equity Award Plan and the Equity Award Plan for Directors, and the number of securities then remaining for future issuance under the Equity Award Plan and Equity Award Plan for Directors. Upon adoption of the Equity Award Plan and the Equity Award Plan for Directors in October 2004, we terminated any future issuances under the 1995 Stock Incentive Equity Award Plan. We do not have any equity compensation plans that have not been approved by our security holders.

Number of Securities Remaining
	Number of Securities to be	Weighted Average	Available for Future Issuance
	Issued upon Exercise of	Exercise Price of	under Equity Compensation Plans
	Outstanding Options,	Outstanding Options,	(Excluding Securities
	Warrants and Rights	Warrants and Rights	Reflected in Column (a))
Plan Category	(a)	(b)	(c)

Equity Compensation Plans Approved By Security Holders	2,878,369	$18.20	7,028,964	(1)
Equity Compensation Plans Not Approved By Security Holders	N/A	N/A	N/A

TOTAL	2,878,369	$18.20	7,028,964

(1)	Of the 7,028,964 shares that remain available for future issuance, 6,851,630 are currently reserved for issuance under the equity compensation plans.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has appointed Ernst & Young LLP, a registered independent accounting firm, as our independent auditors to audit our consolidated financial statements for the year ending December 31, 2009, subject to ratification of the appointment by our stockholders. During the 2008 fiscal year, Ernst & Young LLP served as our independent auditors and also provided certain tax and audit-related services. We have been advised by Ernst & Young LLP that neither it nor any of its members has any direct or indirect financial interest in us.

Although we are not required to seek stockholder ratification of this appointment, the Audit Committee and the Board believe it to be sound corporate practice to do so. If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and the Audit Committee will reconsider the appointment. Representatives of Ernst & Young LLP are expected to attend the Annual Meeting where they will be available to respond to appropriate questions and, if they desire, to make a statement.

The Audit Committee recommends a vote “FOR” the ratification of the appointment of Ernst & Young LLP as our independent auditors. Proxies solicited by the Board will be voted “FOR” the ratification of the appointment of Ernst & Young LLP as our independent auditors unless instructions to the contrary are given.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information, as of March 20, 2009 unless otherwise specified, concerning:

•	beneficial ownership of our common stock by (1) SZ Investments together with its affiliate EGI-Fund (05-07) Investors, L.L.C., referred to as “Fund 05-07,” (2) Third Avenue, (3) Wellington Management Company, LLP, referred to as “Wellington,” and (4) Blue Ridge Limited Partnership together with its affiliates, referred to as “Blue Ridge,” which are the only beneficial owners of 5% or more of our common stock; and

•	beneficial ownership of our common stock by (1) all of our current directors, (2) those executive officers named in the Summary Compensation Table included in this proxy statement, referred to as the “named executive officers” in this proxy statement, and (3) all of our current directors and executive officers together as a group.

The number of shares beneficially owned by each entity, person, current director, director nominee or named executive officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the right to acquire within 60 days after the date of this table, through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power, or shares such powers with his or her spouse or dependent children within his or her household, with respect to the shares set forth in the following table. Unless otherwise indicated, the address for all current executive officers and directors is c/o Covanta Holding Corporation, 40 Lane Road, Fairfield, New Jersey 07004.

Equity Ownership of Certain Beneficial Owners

	Number of Shares	Approximate
Name and Address of Beneficial Owner	Beneficially Owned	Percent of Class

SZ Investments LLC(1)	14,949,182	9.7%
Two North Riverside Plaza Chicago, Illinois 60606
Third Avenue Management LLC(2)	9,136,289 (3)	5.9%
622 Third Avenue, 32nd Floor New York, New York 10017
Wellington Management Company, LLP(4)	11,275,690	7.3%
75 State Street Boston, Massachusetts 02109
Blue Ridge Limited Partnership(5)	8,708,793	5.6%
660 Madison Avenue 20th Floor New York, New York 10021

(1)	Based on a Schedule 13D/A filed with the SEC on March 9, 2009, this includes the shares owned as follows: (a) 12,607,682 shares that SZ Investments beneficially owns with shared voting and dispositive power; (b) 2,341,500 shares that Fund 05-07 beneficially owns with shared voting and dispositive power; and (c) all 14,949,182 shares listed in the preceding (a)-(b) as beneficially owned by SZ Investments and Fund 05-07, respectively, are also beneficially owned with shared voting and dispositive power with Chai Trust Company, L.L.C., referred to as “Chai Trust.” SZ Investments is the managing member of Fund 05-07. SZ Investments and Fund 05-07 are each indirectly controlled by various trusts established for the benefit of Samuel Zell and members of his family, the trustee of each of which is Chai Trust. Mr. Zell is not a director of Chai Trust and thus disclaims beneficial ownership of all such shares, except to the extent of his pecuniary interest therein.

Each of Mr. Zell and William C. Pate is an executive officer of EGI. Mr. Zell is an executive officer of Fund 05-07 and SZ Investments. Mr. Zell was elected as our Chairman of the Board in September 2005 and he also previously served as a director from 1999 to 2004 and as our Chairman of the Board from July 2002 to October 2004, when he did not stand for re-election. In addition, Mr. Zell was our President and Chief Executive Officer from July 2002 until his resignation as of April 27, 2004. Mr. Pate served as our Chairman of the Board from October 2004 through September 2005 and has been a director since 1999. The addresses of each of Fund 05-07 and EGI are as set forth in the table above for SZ Investments.

(2)	Third Avenue, a registered investment advisor under Section 203 of the Investment Advisors Act of 1940, as amended, invests funds on a discretionary basis on behalf of investment companies registered under the Investment Company Act of 1940, as amended, and on behalf of individually managed separate accounts. David M. Barse has served as one of our directors since 1996 and was our President and Chief Operating Officer from July 1996 until July 2002. Since February 1998, Mr. Barse has served as President, and since June 2003, Chief Executive Officer of Third Avenue.

(3)	Based on the Schedule 13G/A filed with the SEC on February 13, 2009, Third Avenue beneficially owns 9,136,289 shares of our common stock, with sole voting power and sole dispositive power with respect to all of those shares. The Schedule 13G/A also states that the Third Avenue Value Fund Series of the Third Avenue Trust has the right to receive dividends from, and the proceeds from the sale of, 8,816,889 of the shares and that Third Avenue Value Portfolio of the Third Avenue Variable Series Trust has the right to receive dividends from, and the proceeds from the sale of, 319,400 of the shares reported by Third Avenue Management LLC. These shares do not include the 483,077 shares beneficially owned by Mr. Barse (including shares underlying currently exercisable options to purchase an aggregate of 38,425 shares of common stock at an exercise price of $5.31 per share).

(4)	Based on a Schedule 13G/A filed with the SEC on February 17, 2009, Wellington Management Company, LLP is a registered investment advisor under Section 203 of the Investment Advisors Act of 1940, as amended, which invests funds on a discretionary basis on behalf its clients that beneficially owns 11,275,690 shares of our common stock, with shared voting power with respect to 9,098,040 of those shares and shared dispositive power with respect to all of those shares. The Schedule 13G/A also states that Wellington’s clients have the right to receive dividends from, and the proceeds from the sale of, all of the shares.

(5)	Based on a Schedule 13G/A filed with the SEC on February 17, 2009, an aggregate of 8,708,793 shares of our common stock are beneficially owned by Blue Ridge Limited Partnership and Blue Ridge Offshore Master Partnership. These shares are owned as follows: (a) 5,373,393 shares that Blue Ridge Limited Partnership, referred to as “BRLP,” owns with shared voting and dispositive power and (b) 3,335,400 shares that Blue Ridge Offshore Master Limited Partnership, referred to as “BROMLP” owns with shared voting and dispositive power. Blue Ridge Capital Holdings LLC shares voting and dispositive power with BRLP, and Blue Ridge Capital Offshore Holdings LLC shares voting and dispositive power with BROMLP. John A. Griffin is the Managing Member of Blue Ridge Capital Holdings LLC and Blue Ridge Capital Offshore Holdings LLC, and in that capacity directs their operations.

Equity Ownership of Directors, Director Nominee and Management

	Number of Shares		Approximate
Name	Beneficially Owned		Percent of Class

David M. Barse(1)	9,657,791	(2)	6.2%
Ronald J. Broglio(3)	28,425	(4)	*
Peter C. B. Bynoe(5)	56,518	(6)	*
Linda J. Fisher(7)	8,219		*
Joseph M. Holsten(8)	600		*
Richard L. Huber(9)	163,384	(10)	*
John M. Klett	190,869	(11)	*
Seth Myones	151,821	(11)	*
Anthony J. Orlando	585,325	(11)	*
William C. Pate(12)	386,895	(13)	*
Mark A. Pytosh	195,080	(11)	*
Robert S. Silberman(14)	43,819	(15)	*
Timothy J. Simpson	183,085	(11)	*
Jean Smith(16)	63,203	(17)	*
Clayton Yeutter(18)	139,516	(19)	*
Samuel Zell(20)	15,002,934	(21)	9.7%
All Officers and Directors as a group (17 persons)	26,892,442	(22)	17.2%

*	Percentage of shares beneficially owned does not exceed 1% of the outstanding common stock.

(1)	Mr. Barse’s address is 622 Third Avenue, 32nd Floor, New York, New York 10017.

(2)	Includes 9,136,289 shares beneficially owned by Third Avenue, which is affiliated with Mr. Barse. Mr. Barse disclaims beneficial ownership of these shares. Also includes shares underlying currently exercisable options to purchase 38,425 shares of common stock at an exercise price of $5.31 per share.

(3)	Mr. Broglio’s address is 1417 High Road, Vandiver, Alabama 35176.

(4)	Includes shares underlying currently exercisable options to purchase 13,334 shares of common stock at an exercise price of $12.90 per share. Includes 10,591 shares pledged as security in a margin account.

(5)	Mr. Bynoe’s address is 203 N. LaSalle Street, Suite 1900, Chicago, Illinois 60601.

(6)	Includes shares underlying currently exercisable options to purchase 13,334 shares of common stock at an exercise price of $12.90 per share.

(7)	Ms. Fisher’s address is 1007 Market Street, DuPont Building, Room 6074, Wilmington, Delaware 19898.

(8)	Mr. Holsten’s address is 120 North LaSalle Street, Suite 3300, Chicago, Illinois 60602.

(9)	Mr. Huber’s address is 147 E. 48th Street, New York, New York 10043.

(10)	Includes shares underlying currently exercisable options to purchase 26,667 shares of common stock at an exercise price of $4.26 per share and shares underlying currently exercisable options to purchase 13,334 shares of common stock at an exercise price of $12.90 per share.

(11)	Also includes shares underlying currently exercisable options held by Messrs. Orlando, Klett, Myones and Simpson to purchase 186,542, 61,746, 51,542 and 63,105 shares of common stock respectively, at an exercise price of $7.43 per share and 108,000, 54,000, 48,000 and 48,000 shares of common stock respectively at an exercise price of $22.02 per share. Also includes shares underlying currently exercisable options held by Mr. Orlando to purchase 40,000 shares of common stock at an exercise price of $26.26 per share and shares underlying currently exercisable options held by Mr. Pytosh to purchase 50,000 shares of common stock at an exercise price of $20.35 per share and 60,000 shares of common stock at an exercise price of $22.02 per share.

(12)	Mr. Pate’s address is Two North Riverside Plaza, Suite 600, Chicago, Illinois 60606.

(13)	Includes shares underlying currently exercisable options to purchase 13,334 shares of common stock at an exercise price of $7.43 per share and shares underlying currently exercisable options to purchase 13,334 shares of common stock at an exercise price of $12.90 per share. Includes 354,377 shares pledged as security in a margin account.

(14)	Mr. Silberman’s address is c/o Strayer Education Inc., 1100 Wilson Boulevard, Suite 2500, Arlington, Virginia 22209.

(15)	Includes shares underlying currently exercisable options to purchase 13,334 shares of common stock at an exercise price of $12.90 per share.

(16)	Ms. Smith’s address is 130 East 12th Street, New York, New York 10003.

(17)	Includes shares underlying currently exercisable options to purchase 13,334 shares of common stock at an exercise price of $12.90 per share.

(18)	Mr. Yeutter’s address is 555 Thirteenth St., N.W. Washington, D.C. 20004.

(19)	Includes shares underlying currently exercisable options to purchase 13,334 shares of common stock at an exercise price of $4.26 per share and shares underlying currently exercisable options to purchase 13,334 shares of common stock at an exercise price of $12.90 per share.

(20)	Mr. Zell’s address is Two North Riverside Plaza, Chicago, Illinois 60606.

(21)	Includes shares underlying currently exercisable options to purchase 13,334 shares of common stock at an exercise price of $12.90 per share. Mr. Zell disclaims beneficial ownership as to (a) 12,607,682 shares beneficially owned by SZ Investments, all of which shares are pledged as security to loans and (b) 2,341,500 shares beneficially owned by Fund 05-07, all of which shares are pledged as security to loans. SZ Investments and Fund 05-07 are each indirectly controlled by various trusts established for the benefit of Mr. Zell and members of his family, the trustee of each of which is Chai Trust. Mr. Zell is not a director or officer of Chai Trust and thus disclaims beneficial ownership of all such shares, except to the extent of his pecuniary interest therein. Also, Mr. Zell disclaims beneficial ownership as to 25,418 shares beneficially owned by the Helen Zell Revocable Trust, the trustee of which is Helen Zell, Mr. Zell’s spouse, except to the extent of his pecuniary interest therein.

(22)	Includes shares underlying currently exercisable options to purchase 987,367 shares of common stock that our directors and executive officers have the right to acquire within 60 days of the date of this table.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of our common stock and other of our equity securities. Executive officers, directors and greater than ten percent stockholders are required by Federal securities regulations to furnish us with copies of all Section 16(a) forms they file.

Based upon a review of filings with the SEC and/or written representations from certain reporting persons, we believe that all of our directors, executive officers and other Section 16 reporting persons complied during 2008 with the reporting requirements of Section 16(a).

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

Our objective for named executive officer compensation is consistent with our objective for our business — to create long-term stockholder value. We have designed our compensation arrangements with our named executive officers to motivate and reward them for the creation of long-term growth opportunities and for continuing financial and operating performance, to create incentives for them to remain as productive long-term employees and generally to align their interests with those of our stockholders. We have also structured our compensation programs for named executive officers to place a meaningful portion of their compensation “at risk” and subject to satisfaction of both objective and subjective performance measures and targets, with greater relative percentages for the most senior officers to reflect their respective areas and levels of responsibility for our performance.

Consistent with these objectives, the compensation paid to our named executive officers has reflected our performance over the past several years. Below we provide a more detailed explanation of the compensation and benefit programs for our named executive officers, including a description of our philosophy, plans and processes.

Compensation Philosophy and Objectives

The Compensation Committee believes that a significant portion of annual and long-term compensation paid to named executive officers should be closely aligned with our operating and financial performance on both a short-term and long-term basis. The goal of our executive compensation programs is to provide our named executive officers with compensation and benefits that are fair, reasonable and competitive in the marketplace. The programs are intended to help us recruit and retain qualified executives, and provide rewards that are linked to performance while also aligning the interests of these individuals with those of our stockholders.

Our incentive programs are generally broad based. We have no compensation or benefits programs which are available exclusively to named executive officers. Our philosophy is that in order to provide incentives across the organization, our benefits programs are available not only to our named executive officers, but also to other officers and management-level employees. Accordingly, under our long-term incentive plan we granted awards of restricted stock and stock options during 2008 to 308 participants up from 234 participants in 2007. Participants in the long-term incentive plan include both domestic and international employees, ranging from our Chief Executive Officer to plant operators in our facilities.

From time to time, the Compensation Committee examines new and different forms of compensation arrangements for our named executive officers and other senior officers in order to best direct the efforts of management through financial incentives toward our interests in growth and performance and to best align their interests with those of our stockholders.

The Compensation Committee has the following objectives in designing the programs:

Performance

•	The compensation and benefits we offer to named executive officers are structured to ensure that a significant portion of compensation opportunities are directly related not only to our stock performance but also our operating and financial performance and other factors, such as compliance with safety and health, environmental performance improvements and the creation of growth opportunities, that directly and indirectly influence stockholder value.

•	A portion of each named executive officer’s incentive compensation is based on his or her individual performance in contributing to our corporate growth goals so that the named executive officer’s incentive compensation can vary if his or her individual performance exceeds or lags our company-wide performance. We refer to these measures as “Individual Growth Measures.” Incentive compensation awards are also based in part on a company financial performance measure which we refer to as the “Financial Performance

Measure,” and on performance measures consistent with our Clean World Initiative, which we refer to as the “Clean World Performance Measures.”

•	The Financial Performance Measure for 2008, as used in our cash incentive and equity incentive award programs, consisted of free cash flow. Free cash flow is not a term defined under United States generally accepted accounting principles, referred to as “GAAP”. We defined free cash flow to mean cash generated from operations and available to service debt or fund acquisitions and other growth opportunities. Free cash flow was determined, for any period, by cash flow provided by operating activities less purchase of property, plant and equipment and other capital expenditures necessary to maintain existing facilities. We have used free cash flow as a measure in analyzing our liquidity and strength which will support our ability to execute on strategic opportunities and deliver stockholder value.

•	The Clean World Performance Measures for 2008 consisted of a combination of criteria measuring improvements in performance relative to both safety and air emissions.

•	Individual Growth Measures for our cash incentive in 2008 measured performance in the following four major categories: (1) Clean World Initiative growth; (2) Americas growth, (3) Europe growth; and (4) Asia growth. These categories, although generally similar to several of the categories measured in 2007, were realigned along geographic lines in order to correspond with an internal reorganization of responsibilities reflecting our major business areas. In addition, consistent with our Clean World Initiative, Individual Growth Measures were modified to place greater attention and focus on the development of clean technologies and market awareness of our business as a clean renewable energy source. The categories were also generally chosen to reflect the way management views its business and the different areas of importance to us in order to implement our business plan and enhance our value to our stockholders. Within these major categories, individually weighted business goals were established which were specific to each named executive officer reflecting their respective areas of responsibility and their ability to influence or effect results in such areas.

As our business objectives develop and change over time, the Compensation Committee may incorporate those changes into the award structure in order to align incentives with our corporate goals and policies.

Alignment

•	In order to align the interests of our named executive officers with our stockholders, a significant component of total compensation each year is in the form of equity awards. In addition to annual restricted stock grants, from time to time we also will grant awards of stock options vesting over a period of time based upon our future performance in order to provide additional long-term incentives.

•	We also have implemented, and continued to monitor and adjust, stock ownership guidelines for our officers, including our named executive officers, to create structural and objective means of assuring equity ownership and retention of shares of our common stock in value equal to a specified multiple of their base salary, increasing with levels of responsibility.

Retention

•	To create retention incentives, portions of our equity awards are earned over a period ranging from three to five years, with vesting generally conditioned upon the employee’s continued employment with us on the vesting date.

Competitiveness and Benchmarking

We generally compete for employees and officers with utility companies, independent energy companies, renewable energy companies and waste disposal companies. In order to attract and retain qualified employees and officers, including named executive officers, the Compensation Committee generally targets compensation at the market median for base salary, total cash compensation, total direct compensation overall and benefits. In assessing the market median for purposes of determining target compensation, a “peer group” of selected companies with a range of sizes in the waste industries was assembled for inclusion in surveys reviewed by the Compensation

Committee. In reviewing compensation awards for 2008 and establishing compensation for 2009, the Compensation Committee used a peer group of selected companies with a range of sizes in the waste, independent power and renewable energy industries and comprised of the following companies: Waste Management, Inc.; AES Corporation; Reliant Energy, Inc.; Allied Waste Industries, Inc.; NRG Energy, Inc.; Republic Services, Inc.; Transalta Corporation; Waste Connections, Inc.; Stericycle, Inc.; Tetra Technologies, Inc.; Casella Waste Systems, Inc.; Waste Services, Inc.; Ormat Technologies, Inc.; and Sunpower Corporation.

Role of Compensation Consultants

Neither we nor the Compensation Committee has any contractual relationship with any compensation consultant who has a role in determining or recommending the amount or form of senior executive or director compensation. Periodically, through our human resources department, we have discussed compensation matters with compensation consultants at Watson Wyatt Worldwide (“Watson Wyatt”) and Frederick W. Cook & Co., Inc. (“Frederick Cook”). These consultants have provided assistance in market intelligence and information regarding compensation levels at comparable companies.

Independently, the Compensation Committee has engaged independent compensation advisors to assist in carrying out its duties. Beginning in 2004, the Compensation Committee periodically sought the advice of compensation consultants with Hewitt Associates, Inc. (“Hewitt”) to provide independent compensation advice on various aspects of executive compensation, including the compensation payable to our executive officers and other compensation matters. Hewitt took its direction solely from, and provided their reports solely to, the Compensation Committee. Billing by Hewitt was provided directly to, and approved for payment by, the Compensation Committee.

Following the move by the primary consultant utilized by the Compensation Committee from Hewitt to the Dallas, Texas office of Watson Wyatt in 2005, formal written procedures were adopted and implemented prohibiting contact between management’s and the Compensation Committee’s consultants within Watson Wyatt, limiting access by management to the Compensation Committee’s independent consultants and continuing the prior reporting and billing arrangements.

Use of Consultants in Analysis of 2008 Compensation

At the request of the Compensation Committee, Watson Wyatt reviewed the proposed compensation and prepared a competitive market analysis of our executive compensation against a peer group of selected waste, independent power providers and renewable energy companies (identified above), and a group of general industry companies in the national marketplace, which companies are identified in Appendix B. Watson Wyatt then adjusted the data to correspond to our projected 2008 revenue. This report was provided to the Compensation Committee and reviewed as part of its determination of compensation.

The Annual Compensation Process

Our annual compensation review is undertaken at the direction and under the supervision of the Compensation Committee. Other than our Chief Executive Officer working with our Chief Financial Officer and Senior Vice President of Human Resources, no executive officers are involved in making recommendations for executive officer compensation. No officers are involved in determining director compensation. Following the review process, the Compensation Committee approves the annual base salary and incentive cash award targets for the upcoming year for the Chief Executive Officer, Chief Financial Officer and the other named executive officers and discusses the review process and compensation determinations with the non-management members of the Board.

At the same time, the Compensation Committee also approves:

•	the annual financial metrics for the performance-based portion of the annual cash incentive awards;

•	the objectives relating to the individual performance portion of the annual cash incentive awards;

•	the form and amount of equity awards, which includes the number of any stock options, and the dollar value of restricted stock awards; and

•	the vesting criteria, including any performance-based criteria, and vesting dates for equity awards.

In the first quarter of each year, typically in February, the Compensation Committee reviews management’s recommendations and our historical pay and performance information. In prior years, including 2008, the Compensation Committee’s review included approval of the value of restricted stock grants and the number of stock options, if any, in its February meeting. Commencing in 2008, it is the Compensation Committee’s policy to authorize and grant equity awards as of the date of the Board of Directors meeting at which such awards are ratified by the non-management members of the Board of Directors upon the recommendation of the Compensation Committee, based upon the fair market value of our common stock as of the date of the award.

Periodically throughout the year, the Compensation Committee may discuss, as appropriate, the philosophy for the overall compensation packages, and decide whether changes should be made in the components of the package and/or the mix of the package or whether special awards are appropriate or desirable. No such changes were made for any named executive officers in 2008.

In 2008, the Compensation Committee used historic awards and tally sheets to assist in analyzing the named executive officers’ total compensation and various elements of their compensation, including salary, annual and long-term incentive payments and retirement benefits, as well as potential payments under change in control agreement provisions of their employment agreements. The tally sheets functioned as an additional macro level data point and long-term “check and balance” to the compensation process, which is typically more focused on the micro level and annual aspects of the individual components of compensation. The tally sheets also provided the Compensation Committee with information regarding the wealth accumulation of our executive officers in the form of cumulative equity awards and then current equity holdings. The Compensation Committee also examined equity wealth accumulation through its review of the compliance by the named executive officers with their respective stock ownership guidelines. Although the Compensation Committee has the authority to increase or decrease compensation based upon its review of tally sheets, it did not change any compensation based upon its review of tally sheets in 2008.

Components of Total Compensation

Our compensation and benefits package for named executive officers consists of direct compensation and company-sponsored benefit plans. Each component is designed to contribute to a total compensation package that is competitive and appropriately performance-based, and to create incentives for our named executive officers that coincide with our goals and intentions.

Direct Compensation

Direct compensation consists of a base salary and performance-based awards comprised of an annual incentive cash award and a long-term incentive award. Other than base salary, all elements of direct compensation include a component that is directly linked to our performance. By creating these links, we seek to achieve our objectives of performance-based, cost-effective compensation programs. Other than minimum annual base salaries provided in a named executive officer’s employment agreement, there are no formulas to determine annual base compensation.

Base Salary

•	Purpose: Base salary is designed to attract and retain experienced executives who can operate our business in a manner to achieve our short-term and long-term business goals and objectives.

•	Performance drivers: While a named executive officer’s initial base salary is determined by an assessment of competitive market levels, the major factor driving changes in such base salary will be that named executive officer’s individual performance measured by his satisfaction of internal objectives specific to each named executive officer and assigned responsibilities.

•	Other Factors: In addition, we may also consider various external factors, such as competition for certain executive skills and internal needs, when setting annual base salaries. For example, in order to fill vacancies or new positions, we may offer base salaries above the market median. Further, named executive officers who have significant experience and have demonstrated sustained superior performance over time also may have salaries above the market median. We typically grant regular, annual merit based salary increases to officers and salary adjustments as needed to reflect changes in role, responsibility and the competitive environment. However, since we look at overall levels of compensation in making compensation decisions, we also attempt to balance annual base salary amounts with performance-based measures of compensation, such as incentive cash awards and equity awards.

Performance-Based Awards

In order to align the interests of our stockholders with our compensation plans, we tie significant portions of our named executive officers’ compensation to our annual financial and operating performance, as well as to the execution of our growth strategy. Our performance-based awards are comprised of an annual incentive cash award and a long-term incentive equity award in the form of restricted stock vesting over a three year period. In addition, due to limitation on the maximum number of shares to be granted in any calendar year applicable in 2007 but revised at the 2008 annual stockholders meeting, in 2008 we also made a long-term equity incentive award in the form of stock options vesting over a five year period to Mr. Orlando. The Compensation Committee’s philosophy is that if our performance exceeds our internal targets and budgets, named executive officers can expect the level of their compensation to exceed a market median identified by the Compensation Committee. On the other hand, if our financial performance falls below these expectations, our approach is that named executive officers can expect their compensation to be adversely affected and fall below such market median. While the targets for performance-based awards are set annually (subject to adjustment by the Compensation Committee), other than target percentages of annual base salaries provided in a named executive officer’s employment agreement, there are no formulas to determine the amount or percentage of performance-based awards.

Annual Incentive Cash Awards

•	Purpose: The annual incentive cash award is a non-equity incentive-based compensation component designed such that a significant portion of a named executive officer’s annual compensation will be at risk and will vary (up or down) in any given year based upon our performance and the performance of each such named executive officer.

•	Application of Performance Measures: In 2008, for our named executive officers, 25% of the annual incentive cash awards was determined by our actual free cash flow compared to the Financial Performance Measures of free cash flow, 10% was determined by our performance under the Clean World Performance Measures, and the remaining 65% of the annual incentive cash award was based on the individual performance of such officer compared to various subjective Individual Growth Measures specific to such named executive officer, as described more fully below.

•	Target Bonus: The Compensation Committee also set a “target” bonus level for each of the named executive officers which was a stated percentage of such officer’s base salary. These target levels were 90% for the Chief Executive Officer, 70% for the Chief Financial Officer and ranging from 50% to 65% for the other named executive officers.

Financial Performance Measure

For 2008, the Compensation Committee adopted “minimum,” “threshold,” “target” and “stretch” goals for the Financial Performance Measure. Based on our budget, which was approved by our full Board in December 2007 for the upcoming 2008 calendar year, these levels were reviewed by the Compensation Committee and its independent compensation consultants in February 2008 and approved by the Compensation Committee for the full year 2008 performance on a prospective basis as part of the annual compensation process. We measured financial performance results with a percentage that is calculated from the difference between the “target” and actual level achieved, in accordance with the following:

•	if financial performance was at or below the “minimum” level, then no cash awards would have been paid,

•	if financial performance was at the “threshold” level, then a cash award at 50% of the “target bonus” level would have been paid;

•	if financial performance was at the “target” level, then a cash award at 100% of “target” level would have been paid; and

•	if financial performance was at or above the “stretch” level, then a cash award at 200% of the “target” level would have been paid.

Between the various levels, we calculated specific incentive cash award percentages as follows:

•	results between the “minimum” goal and an interim “threshold” goal were prorated linearly with 0% paid at the minimum goal and 50% paid at the “threshold” goal;

•	results between the “threshold” goal and “target” goal were prorated linearly with 50% of “target” cash awards paid at the “threshold” goal and 100% of the “target” cash awards paid at the “target” goal; and

•	results above the “target” goal were prorated linearly with 100% paid at the “target” goal and 200% paid at or above the “stretch” goal.

Financial results were capped at 200% of target levels for all named executive officers.

Under the structure of this series of performance goals, each percentage of performance below the target level results in a reduction in the amount of incentive cash awards relating to financial performance that is greater than the relative amount of increases in such awards that would result from the same percentage of performance above the target level.

In order to assure that the intents and purposes of the compensation plans, including the annual incentive cash awards, are effectuated, the Compensation Committee retains the discretion to make adjustments to the results for any given year. Reasons for adjustments could include removing the effects of unanticipated events, such as unbudgeted accounting changes, project restructurings, balance sheet adjustments and similar items which unless excluded would produce unintended consequences that are inconsistent with the alignment of the interests of named executive officers with those of our stockholders and to provide financial incentives to named executive officers to effectively implement our business plan and goals.

Awards were determined in February 2009 with reference to our actual free cash flow generated in the year ended December 31, 2008 compared to target levels for such measures set in February 2008 by the Compensation Committee for this purpose. After the Compensation Committee made certain adjustments to the free cash flow performance measures including the exclusion of accelerated debt payments into 2008 from 2009 and adjustments for payments relating to the SEMASS fire to correspond with 2008 budget treatment, the 2008 actual free cash flow as adjusted was $343.0 million. As a result, aggregate performance in 2008 compared to the target Financial Performance Measure was 106%.

The following table summarizes the historical performance targets for the Financial Performance Measures and the variances from targets for payout purposes, as calculated in accordance with the foregoing linear pro-rations (dollars in millions):

	Target	Adjusted	Target	Free Cash
	Adjusted	EBITDA, as	Free Cash	Flow, as	Payout
	EBITDA	Adjusted	Flow	Adjusted	Variances(1)

2006	$521.4	$533.3	$230.0	$257.6	132%
2007	$555.0	$551.1	$310.0	$311.7	98%
2008	N/A	N/A	$340.0	$343.0	106%

(1)	Payment variances measure the linear pro-ration between the “target” performance measure and either the “threshold” performance level if the “target” is not achieved or the “stretch” level if the target is surpassed, as the case may be.

While budgets and operational targets are reset each year and reviewed and approved by the Board, the Compensation Committee seeks to set target levels of our financial performance for purposes of the annual incentive cash awards that are achievable if certain conditions are satisfied, including, in particular the following:

•	we continue to operate our business to the historic standards of efficiency, production and performance regarding environmental, health and safety;

•	we continue to control our costs of conducting and growing our business and operations;

•	external market forces are consistent with expectations (at the time we establish our annual budgets) in the waste, energy, commodity and ferrous recovery markets;

•	third parties, including communities we serve and the purchasers of the energy we generate, continue to remain financially sound and satisfy their contractual obligations to us; and

•	we do not experience unforeseen events, such as accidents or fires at our facilities, acts of God, natural disasters, terrorism or other casualty events, that have a material adverse impact on our financial results.

Consequently, our ability to achieve the “target” levels of the Financial Performance Measures each year is heavily dependent not only upon factors within our control, but also upon other conditions over which we have no control. While there is substantial uncertainty with respect to achieving the target levels at the time that Financial Performance Measures are set and communicated, with our strong historical operating performance, the favorable energy, commodity and ferrous recovery market conditions that we have benefited from in recent years and the continued performance by third parties with whom we contract, we have in recent years consistently achieved the Financial Performance Measures and our named executive officers have experienced a reasonable expectation of receiving, and have received, cash incentive award levels at or near the “target” levels for that portion of their respective awards that are based upon the Financial Performance Measures.

Unlike prior years, given the recent economic downturn, even if we are able to avoid a material adverse impact to our business resulting from unforeseen events, with the softening of the energy, commodity and ferrous recovery markets, it will be more difficult for our named executive officers to continue to receive incentive cash awards at or near the “target” level. Our historical performance levels may not be sufficient alone to achieve current target levels and we may not achieve target levels set in prior years for awards vesting in future years. On a historical basis, Covanta’s aggregate performance exceeded “target” levels for payout purposes in prior years and specifically exceeded “target” levels in 2006 by 132%, fell just short of target in 2007 at 98% and exceeded target levels in 2008 by 106%. We have never reached the “stretch” target levels set at 200% of “target” levels. The “stretch” levels of the Financial Performance Measures remains extremely difficult to obtain and maximum cash award levels have not been reached in prior periods.

In addition, the Compensation Committee retains the authority and discretion to increase or decrease the size of any performance-based award or payout. The Compensation Committee did not exercise such authority and discretion in 2008.

Clean World Performance Measures

For 2008, we also measured the performance of our named executive officers by our satisfaction of a combination of goals relating to improvements in performance with respect to job safety and air emissions. The purpose of using the Clean World Performance Measures was to further align compensation for our named executive officers with the overall design of our Clean World Initiative by focusing on continuous improvement in performance rather than mere compliance with legal requirements. Specific target goals for safety and emissions were not established; rather, judgment was applied to assess performance in hindsight. For 2008, our named executive officers received awards including 99% of target for this portion of their annual incentive cash awards.

Individual Growth Measures

We also measured the performance of our named executive officers in 2008 by their personal satisfaction of various individual performance goals, referred to as the “Individual Growth Measures.” These Individual Growth Measures, which were tied to the specific job and responsibilities of each named executive officer in 2008, were also set on a prospective basis in February 2008 by the Compensation Committee as part of its annual compensation process and communicated to the named executive officers. Although not directly tied to the Financial Performance Measure, if we did not meet the “minimum” level of performance under the free cash flow Financial Performance Measure in 2008, then the incentive cash award pool would not have been funded and no incentive cash awards would have been payable for satisfaction of Individual Growth Measures.

The Individual Growth Measures were the basis upon which the individual portion of a named executive officer’s annual incentive cash award was determined. In 2008 we measured named executive officer’s performance through the following four major categories:

(1) Clean World Initiative growth;

(2) Americas growth;

(3) Europe growth; and

(4) Asia growth.

These categories were generally revised and restructured in 2008 in order to reflect the current areas of importance to us in order to implement our business plan and enhance our value to our stockholders. Within these guidelines, the importance of each category varied significantly between each named executive officer and was weighted in order to best tie each such officer’s respective areas of responsibilities and ability to influence, control or impact results with the categories relating to such responsibilities. Accordingly, Individual Growth Measures were individually weighted for each of the named executive officers. For example, the Chief Operating Officer has the greatest relative responsibility for our development and implementation of our Clean World Initiative, therefore, his compensation is more highly weighted and dependent upon the Clean World Initiative growth category, while our President-Americas has relatively greater relative weight upon our performance within the Americas growth category over which he has the greatest relative level of responsibility and control. Determinations within each of these categories are frequently subject to subjective judgments of both individual and, where applicable, business area performance.

As noted, within each of these major categories, individual performance was further measured by business goals specific to each named executive officer’s responsibilities. Among the specific goals incorporated into each named executive officer’s respective Individual Growth Measures, we included some or all of the following:

•	Contracts to be obtained or renewed;

•	Businesses to acquire or joint ventures to be created;

•	Project developments and expansions to be advanced or completed;

•	Production targets to achieve and increased efficiencies at our existing operations;

•	Proprietary technology development in specific areas and installation of new technologies to improve performance;

•	Favorable treatment of energy from waste and the Company’s other renewable technologies in Federal and state legislation and policy initiatives;

•	Establishment of partnerships, programs and community and media outreach to communicate the benefits of our renewable technologies; and

•	Expansion into strategic geographic areas around the world.

In determining achievement of these Individual Growth Measures, the Compensation Committee receives an initial assessment from our Chief Executive Officer of each named executive officer’s performance with respect to each of the Individual Growth Measure categories for the preceding year. This recommendation is then reviewed by the Compensation Committee in connection with its determination of each named executive officer’s incentive award. Many of the factors that influence determinations are subjective, are based upon positive and negative developments occurring during the prior year and vary from year to year based upon our goals and actions undertaken or desired to be taken within such period. For 2008, the principal factors that influenced recommendations regarding named executive officers’ performance were the expansion or extension of waste disposal and energy contracts and progress in developing recognition in emerging energy policies of our renewable technologies and their benefits regarding greenhouse gas reduction, reduced reliance on fossil fuel, and energy security. Numerous other factors were also taken into account, including completion of certain acquisitions and our progress in several development efforts.

Overall Performance

Based upon these Individual Growth Measures, as they applied to each named executive officer, respectively, and our overall financial and operating performance measured by the Financial Performance Measure and the Clean World Performance Measure, the named executive officers earned non-equity incentive awards ranging from 95% to 113% of their individual targets (assumed to be 100%) in 2008. The following table compares the award earned by each of the named executive officers, as compared to their respective target bonus opportunity, in each of the last three years:

	2006		2007	2008
Named Executive Officer	Award %		Award %	Award %

Anthony J. Orlando	132		110	95
Mark A. Pytosh	218	(1)	120	105
John M. Klett	136		111	104
Timothy J. Simpson	136		120	110
Seth Myones	151		117	113

(1)	In 2006, Mr. Pytosh received an incentive cash award of $119,000, reflecting his employment for one-third of the year, and a special bonus in the amount of $59,425, reflecting an additional two months’ pro rata award made in the discretion of the Compensation Committee. As a result, on an aggregate basis, the percentage of his total incentive cash compensation exceeded 200%.

As described above, the foregoing awards are consistent with our financial and operating performance and consistent with the Compensation Committee’s philosophy that individual and company performance above targets would result in corresponding awards in excess of target bonus opportunities while performance below targets would result in corresponding awards below target bonus opportunities. In 2006 performance against both Financial Performance Measures and Individual Growth Measures exceeded targets, whereas in 2007 performance against Financial Performance Measures fell just short of target while performance against Individual Growth Measures exceeded targets. In 2008 the Financial Performance Measure was slightly above target, Clean World Performance Measures were slightly below target, and Individual Growth Measures were essentially at target. Since Individual Growth Measures were more heavily weighted than Financial Performance Measures and Clean World Performance Measures, the percentage paid against targets in annual incentive cash awards in 2008 were lower than similar awards in 2007.

The Compensation Committee also is aware of the levels of risk attendant to capital allocation and expansion projects entered into by us, which are components of the Individual Growth Measures for our named executive officers. On a structural level, all material transactions, as well as transactions not deemed material to us, that involve capital allocations above specified levels are reviewed and approved by our Finance Committee, which as part of its analysis of transactions examines the potential risk and reward of our investments in business acquisitions and expansion projects. To the extent necessary, members of the Finance Committee report to the Compensation Committee regarding the analysis and rationale for investment decisions. Finally, the combination of a significant component of our named executive officer’s compensation being paid in the form of restricted stock vesting over a period of time and our executive stock ownership guidelines act as an additional incentive to control against excessive risk taking in the investment decisions of management.

Long-Term Equity Incentive Awards

•	Purpose: Long-term equity incentive awards are equity awards designed to attract and retain executives, and to strengthen the link between compensation and increased stockholder value. Long-term equity incentive awards granted to officers and employees are discretionary performance-based awards and may be made annually under our long-term incentive plan in the form of restricted stock and/or stock options.

•	Forms of Equity Awards: The Compensation Committee has generally limited long-term equity incentive awards to grants of restricted stock in past years. The Compensation Committee made long-term, broad-based awards of stock options in 2004 and 2007. These grants, like initial grants to newly-hired named executive officers, were made to align the interests of management with our stockholders and create specific incentives to increase equity value. Similar awards were not made in 2008 other than an award of additional stock options to our Chief Executive Officer.

•	Vesting of Equity Awards: Restricted stock awards granted in 2008 vest in three equal tranches on March 17 of 2009, 2010 and 2011. Vesting within each tranche is as follows: 66% vests on the basis of a predetermined Financial Performance Measure and 34% vests on the basis of continued employment. The performance-based portions of the grants made to employees and officers, including the named executive officers, vest at 90% of the free cash flow target level or such other measures as may be determined from time to time by the Compensation Committee. While the Compensation Committee believes that a substantial portion of compensation should be closely tied to performance, it also believes that a portion of each restricted stock award should be tied to continued employment in order to provide an incentive and reward for long-term retention. The stock option award granted in 2008 to our Chief Executive Officer vests in five equal tranches on March 17, 2009, 2010, 2011, 2012 and 2013 provided our Chief Executive Officer is employed by us as of each vesting date and was intended to provide a more significant incentive and reward for long-term retention.

•	Adjusted EBITDA. This measure was an adjusted earnings calculation that was derived from financial covenants in our credit arrangements and continues to apply to certain equity incentive awards granted in prior years. This earnings measure took our consolidated earnings and added items of interest, taxes, depreciation and amortization, and then adjusted this amount with additional items that were deducted from or added to net income, as specified in our credit arrangements. For simplicity, we refer to this measure in this proxy statement as “Adjusted EBITDA.” We believe that Adjusted EBITDA is helpful in assessing the overall performance of our business, and is helpful in highlighting trends in our overall business because the items excluded in calculating Adjusted EBITDA under our credit arrangements have little or no bearing on our day-to-day operating performance. We removed this measure for awards granted in 2008 and vesting in future years to focus incentives toward free cash flow that would better enable us to implement our growth and Clean World Initiative strategies.

Equity awards are determined by the Compensation Committee in February of each year. The value of awards granted to each named executive officer reflects our overall performance for the prior year, the responsibilities of such officer and his individual performance. In February 2008, the Compensation Committee authorized equity awards of a fixed dollar amount to our named executive officers in the form of restricted stock. In February 2008, the Compensation Committee also authorized the grant of stock options to our Chief Executive Officer.

The Compensation Committee does not have a specific policy or practice to time equity awards, including restricted stock or stock option grants to the release of material non-public information. However, the Compensation Committee may determine the value of a restricted stock award or number of stock options but not issue or establish the number of shares of restricted stock or the exercise price of stock options while in possession of material non-public information, such as a material pending transaction. Our practice is not to accelerate or delay the disclosure of material non-public information, whether favorable or unfavorable, but to make such disclosures when appropriate or required by applicable securities laws. In order not to unduly benefit or harm officers and employees, we have in the past postponed, and would consider postponing in the future, the issuance of awards until after the material non-public information has been publicly disclosed or is no longer considered to be material information.

Performance drivers

The size of individual long-term equity incentive awards is determined using compensation guidelines developed based on competitive benchmarks. Within those guidelines, actual award recommendations are based on individual, and where applicable, business area performance.

In February 2008, the Compensation Committee adopted the Financial Performance Measure for the year ended December 31, 2008 and the vesting criteria for all tranches of equity awards beginning in March 2009. As noted above, this is the same measure used to determine a portion of the annual cash incentive awards, but vesting of equity awards granted in 2008 occurs on an all or nothing basis at 90% of the free cash flow “target” performance level. The Compensation Committee and senior management believe that the Financial Performance Measure reflects an effective measure of the success of the operation of our business and our long-term financial success, and appropriately exposes management to downside performance risk if the metric is not achieved.

Based upon our achievement of the Financial Performance Measures (which included Adjusted EBITDA for awards granted in certain prior years) during 2008, the portion of prior equity awards that were eligible during the first quarter of 2009 to vest based on achieving these levels of financial performance did vest. On an historical basis, we have satisfied applicable targets for equity award vesting as set forth in the following table, as measured in the first quarter in the year following the period of performance (in millions):

Equity Award Period	Target			Target
of Performance	Adjusted EBITDA		Adjusted EBITDA	Free Cash Flow		Free Cash Flow

2006	$172.2	(1)	$541.9	$33.7	(1)(2)	$160.5	(2)
	$484.1	(3)	$541.9	$113.2	(2)(3)	$160.5	(2)
	$495.5	(4)	$541.9	$207.0	(4)	$260.4
2007	$495.5	(3)	$547.3	$115.0	(2)(3)	$202.4	(2)
	$502.0	(4)	$547.3	$232.0	(4)	$300.0
	$527.0	(5)	$547.3	$279.0	(5)	$300.0
2008	$492.0	(4)	$572.0	$207.0	(4)	$343.0
	$503.0	(5)	$572.0	$266.0	(5)	$343.0
	N/A		N/A	$306.0	(6)	$343.0

(1)	Targets established and awards granted in 2004 prior to acquisition of American Ref-Fuel businesses.

(2)	Certain prior awards used cash generated for debt service for performance-based vesting criteria.

(3)	Targets established and awards granted in 2005.

(4)	Targets established and awards granted in 2006.

(5)	Targets established and awards granted in 2007.

(6)	Targets established and awards granted in 2008.

Employment Agreements

The Company has entered into employment agreements with each of its named executive officers which are substantially similar, except for specific levels of compensation and the term of severance for the Chief Executive Officer. Each of these employment agreements expires in October 2009. The employment agreements set forth a general framework for compensation, and generally set minimum levels of compensation, including an annual base salary and entitlement to participate in annual non-equity incentive compensation arrangements at minimum target percentages of each named executive officer’s respective annual base salary, subject to achievement of certain financial targets and other criteria approved by our Board or Compensation Committee on an annual basis, and equity incentive compensation arrangements which are also subject to achievement of certain financial targets and other criteria approved by our Board or Compensation Committee on an annual basis.

The employment agreements also specify job responsibilities and severance arrangements governing the obligations of the parties following a termination of employment as a result of “cause”, “good reason” or “change in control.” These terms are defined, and the implications of a termination of employment for any of these reasons is set forth below, under “Employment Arrangements and Potential Payments Upon Termination or Change in Control” in this proxy statement. The basic structure of the terms of the employment arrangements, including severance and change in control arrangements, with Messrs. Orlando, Klett, Simpson and Myones (all of whom were officers of Covanta Energy Corporation prior to its acquisition by us) were a result of negotiated employment agreements entered into in October 2004 with the severance arrangements intended to insure retention of senior management by providing senior management with financial security and stability following Covanta Energy’s emergence from bankruptcy and simultaneous acquisition by us. The timing and amount of the payout levels reflect arms-length negotiations and were structured on a deferred basis in order to provide significant economic incentives for continued compliance with the continuing non-competition, non-solicitation and confidentiality covenants in the employment agreements that survive termination of employment. The term of severance for our Chief Executive Officer is longer than the other named executive officers because it may take longer for a chief executive officer to find comparable employment with another company following termination of employment and we desired the benefits to us of extended non-competition and non-solicitation covenant periods. Finally, the employment agreement subsequently entered into with Mr. Pytosh in connection with his hiring was substantially similar to, and runs coincident in duration with, the employment agreements entered into by each of the other named executive officers.

Each of the employment agreements also contains a provision for an initial equity award, restrictive covenants, including non-competition, non-solicitation and confidentiality provisions, and a provision that if any payment or award of equity or non-equity incentive compensation based upon satisfaction of financial performance measures would have been reversed due to a restatement or reclassification of financial results, then such payments or awards shall be returned or forfeited to the extent required, and as provided, by the Sarbanes-Oxley Act of 2002 or any other applicable laws, rules, regulations or listing requirements.

We amended each of the employment agreements as of October 22, 2008 in order to clarify the intended application and characterization of severance payments within the meaning of Section 409A of the Internal Revenue Code and the rules and regulations thereunder. The amendments did not alter in any way the amount or timing of payments originally provided in the employment agreements.

CEO Compensation

In determining the compensation of Mr. Orlando, as the Chief Executive Officer, the Compensation Committee considered our operating and financial performance as a whole, as well as Mr. Orlando’s satisfaction of personal Individual Growth Measures. As in prior years, a very significant portion of Mr. Orlando’s compensation was tied to our performance. The Compensation Committee believes, and it has structured compensation accordingly, that the compensation of our named executive officers, and our Chief Executive Officer in particular, should have a very significant component which is not fixed but is “at risk” and performance-based. The Compensation Committee believes that the Chief Executive Officer has more control and responsibility for our overall performance than any other officer and, accordingly, it is appropriate that the relatively greatest percentage of compensation be at risk and tied to our overall performance in order to best align his interests with those of our stockholders. Due to our strong performance over the past several years since acquiring Covanta Energy out of bankruptcy and promoting Mr. Orlando to be our Chief Executive Officer, consistent with the intents and purposes of the compensation structure, Mr. Orlando’s compensation has been materially higher than other named executive officers.

Mr. Orlando’s compensation package for 2008 consisted of an annual base salary of $700,000 and an incentive cash award of $598,838 awarded in March 2009. In setting Mr. Orlando’s compensation levels, the Compensation Committee noted Mr. Orlando’s role in our successful execution of our growth and Clean World initiatives, our continued operational and financial performance, improvements in the composition and scope of our management team, the developments and refinements to our growth strategies and the advancement of our efforts with policy makers and the media in advocating Covanta as a renewable energy provider and energy from waste as reducing greenhouse gases. The Compensation Committee authorized a restricted stock grant to Mr. Orlando valued at $900,000, effective upon its ratification by independent, non-management directors on February 21, 2008, vesting ratably over three years with 34% time-based and 66% performance-based.

In addition, the Compensation Committee also authorized the award of stock options vesting over a period of five years in order to further align the interests of Mr. Orlando with our stockholders and because his overall equity stake and compensation was below our peers, as measured by general industry (normalized to our revenues), and our selected group of peer companies, each as previously identified. Mr. Orlando, as our Chief Executive Officer, was granted an award of 200,000 stock options, under our equity award plan. The stock options were granted with an exercise price of $26.26 per share, reflecting the fair market value of our common stock on the date of such grant. This grant supplemented the grant of stock options in 2007 that was limited by the terms of the Equity Award Plan in effect at the time of the February 2007 grants. The Equity Award Plan was updated and amended at the 2008 annual meeting of stockholders to increase the maximum annual grants and as amended would have permitted the combined stock option grants in 2007 and 2008 to our Chief Executive Officer.

Based upon our performance in 2008, we exceeded 90% of the Financial Performance Measure of free cash flow performance target. Accordingly, all 35,231 shares of restricted stock eligible for vesting on March 17, 2009 vested. In addition, options to purchase a total of 94,000 shares of common stock vested in accordance with their terms in the first quarter of 2009.

CFO Compensation

In determining the compensation of Mr. Pytosh, as the Chief Financial Officer, the Compensation Committee considered our operating and financial performance as a whole, as well as Mr. Pytosh’s satisfaction of personal Individual Growth Measures. Consistent with the Compensation Committee’s philosophy of aligning compensation with performance, a significant portion of Mr. Pytosh’s compensation, although at a relatively lower rate than our Chief Executive Officer, was tied to our performance. As the Chief Financial Officer, Mr. Pytosh has considerable control and responsibility for our financial performance and his compensation has been structured to provide that a significant component of his compensation is “at risk” and performance-based. Mr. Pytosh’s compensation has been structured so that if we perform at or above expectations, his compensation will be greater than other named executive officers (other than our Chief Executive Officer).

Mr. Pytosh’s compensation package for 2008 consisted of an annual base salary of $425,100 and an incentive cash award of $313,334, awarded in March 2009, reflecting both our performance in 2008, which as noted above exceeded the target Financial Performance Measures approved by the Compensation Committee by 106%, as well as our accomplishments in 2008 in the areas of our financial performance and maintenance of a strong liquidity position. Specifically, the Compensation Committee took into account Mr. Pytosh’s satisfaction of individual growth objectives and his work in connection with our resolution of long standing issues relating to the administration of our grantor trusts for our historic insurance business. The Compensation Committee also authorized a restricted stock grant to Mr. Pytosh valued at $475,000, effective upon its ratification by independent, non-management directors on February 28, 2008, vesting ratably over three years with 34% time-based and 66% performance-based.

As noted above, based upon our performance in 2008, all 16,482 restricted shares vested on March 17, 2009. In addition, options to purchase a total of 30,000 shares of common stock vested in accordance with their terms.

Executive Stock Ownership

Stock Ownership Guidelines:  Our Board believes that it is important for all of our officers, including our officers and officers of our subsidiary, Covanta Energy, to acquire and maintain a substantial equity ownership position in our company. Accordingly, we have established stock ownership guidelines for our officers in order to specifically identify and align the interests of our officers with our stockholders and focus attention on managing our business as an equity owner. Since all of our officers are either recently hired or joined us in connection with our acquisition of Covanta Energy and since none of Covanta Energy’s officers had any equity ownership following Covanta Energy’s emergence from bankruptcy proceedings, our guidelines provide that credit is given for unvested restricted stock holdings toward individual targets. Officers are given five years to reach their target ownership levels from the date we adopted the stock ownership guidelines, if they were officers governed by such guidelines as of such date, or five years from the date they became an officer governed by the guidelines. Given the importance of continued significant stock ownership in aligning the interests of our officers with our stockholders and the significant appreciation in the trading price of our common stock at that time, the Compensation Committee as part of its ongoing review process amended its stock ownership guidelines in February 2008 to increase the holdings by the Chief Executive Officer and the officers with the title of Executive Vice President and Covanta Energy Division President, with an additional two years time given to such officers to comply with the revised or newly applicable guidelines. The current guidelines are as follows:

Multiple of Base
Title	Salary

Chief Executive Officer	4.0 x Base Salary
Executive Vice Presidents and Covanta Energy Division Presidents	3.0 x Base Salary
Senior Vice Presidents	2.0 x Base Salary
Vice Presidents	1.0 x Base Salary

The Compensation Committee has the sole discretion and authority to modify the stock ownership guidelines at any time.

Insider Derivative and Short-Sale Trading Restrictions:  In order to avoid any appearance of a conflict of interest and to prevent opportunities for trading in violation of applicable securities laws, it is our policy that our employees, including our officers and directors, may not purchase or sell options on our common stock, nor engage in short sales with respect to our common stock. Also, we prohibit trading by employees, officers and directors in puts, calls, straddles, equity swaps or other derivative securities that are linked directly to our common stock. These prohibitions prevent our employees, officers and directors from hedging the economic risk inherent with their ownership of our common stock.

Perquisites

Consistent with our philosophy of providing the same forms of compensation throughout a broad spectrum of our managerial base we did not provide any perquisites to our named executive officers.

Benefit Plans

We provide company-sponsored insurance and retirement benefit plans to our named executive officers. Benefit programs for named executive officers are the same as those offered to our non-union employee base and are designed to offer financial security.

Insurance Plans

The core insurance package includes health, dental, disability, AD&D and basic group life insurance coverage.

Retirement Plans

We provide retirement benefits to named executive officers through a combination of qualified and non-qualified plans, as such terms are used and defined under the Tax Code. We believe these retirement plans are a cost-effective means of providing for long-term retention of our named executive officers. For more information on the retirement plans, see “Retirement Plans” under the “Executive Compensation” heading of this proxy statement.

Determining Benefit Levels

The Compensation Committee reviews benefit levels periodically to ensure that the plans and programs create the desired incentives for our employees, including named executive officers, which are generally competitive with the applicable marketplace, are cost-effective, and support our human capital needs. Benefit levels are not tied to company, business area or individual performance. In part due to the fact that we acquired Covanta Energy out of bankruptcy and its officers and employees had no surviving equity interests and the stock ownership guidelines that we have adopted for our officers and officers of our subsidiary, we have not reviewed or tied retirement benefits to gains realized upon the exercise of stock options or the sale of restricted stock.

Tax Considerations

We generally will be entitled to a tax deduction in connection with awards under the Equity Award Plan in an amount equal to the ordinary income realized by participants and at the time the participants recognize such income. Special rules limit the deductibility of compensation paid to our named executive officers. Under section 162(m) of the Tax Code, the annual compensation paid to named executive officers will be deductible to the extent it does not exceed $1,000,000 or satisfies certain conditions set forth in section 162(m) relating to qualifying performance-based compensation plans. Qualifying performance-based compensation consists of compensation paid only if the individual’s performance meets pre-established objective goals based on performance criteria approved by stockholders. We did not seek approval for awards granted in 2008 or prior years. For 2009, grants of restricted stock have been designed to satisfy the requirements for deductible compensation.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based upon the review and discussions, the Compensation Committee has recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into our Annual Report on Form 10-K for the year ended December 31, 2008. This report is provided by the following independent directors, who comprised the Compensation Committee throughout 2008 and through February 26, 2009:

David M. Barse (Chair)
Peter C. B. Bynoe
Robert S. Silberman

Summary Compensation Table For Year Ended December 31, 2008

The following table sets forth the compensation for the services in all capacities to us or our subsidiary companies for the years ended December 31, 2008, 2007 and 2006 of (a) our Chief Executive Officer, (b) our Chief Financial Officer, and (c) the three most highly compensated executive officers, other than the Chief Executive Officer and Chief Financial Officer, employed by us as of December 31, 2008, whose total annual salary and bonus exceeded $100,000, referred to as the “named executive officers” in this proxy statement:

						Change in
						Pension
						Value and
						Nonqualified
					Non-Equity	Deferred
			Stock	Option	Incentive Plan	Compensation	All Other
		Salary(1)	Awards(2)	Awards(3)	Compensation(4)	Earnings(5)	Compensation(6)	Total(7)
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)	($)

Anthony J. Orlando	2008	$700,000	$733,981	$1,457,937	$598,838	$284,413	$21,368	$3,796,537
President & Chief	2007	$550,000	$627,670	$974,640	$545,000	$153,730	$21,135	$2,872,175
Executive Officer	2006	$500,000	$519,806	$269,298	$594,000	$132,430	$20,740	$2,036,274
Mark A. Pytosh	2008	$425,100	$273,079	$447,695	$313,334	$—	$21,046	$1,480,254
Executive Vice	2007	$390,000	$250,965	$738,844	$328,770	$—	$20,745	$1,729,324
President & Chief Financial Officer	2006	$116,287 (8)	$99,628	$243,645	$178,425	$—	$4,574	$642,559
John M. Klett	2008	$346,494	$320,715	$383,135	$235,267	$162,568	$20,930	$1,469,109
Executive Vice	2007	$329,994	$256,864	$470,581	$237,100	$103,475	$20,605	$1,418,619
Operating President & Chief Officer of Covanta Energy	2006	$315,000	$209,920	$100,986	$277,940	$80,851	$20,163	$1,004,860
Timothy J. Simpson	2008	$310,000	$310,823	$341,315	$171,004	$64,297	$20,825	$1,218,264
Executive Vice President,	2007	$287,846	$246,907	$423,874	$171,070	$28,280	$20,474	$1,178,451
General Counsel & Secretary	2006	$275,000	$199,688	$100,986	$187,650	$26,030	$20,038	$809,392
Seth Myones	2008	$310,000	$276,908	$341,315	$175,600	$79,910	$20,825	$1,204,558
President, Americas Covanta Energy	2007	$258,677	$194,799	$423,874	$149,230	$40,351	$20,383	$1,087,314

(1)	The compensation included in the table above for Messrs. Orlando, Pytosh and Simpson includes compensation for their services to both us and Covanta Energy pursuant to the employment agreements they entered into with us and Covanta Energy, on October 5, 2004, with respect to the employment agreements of Messrs. Orlando and Simpson, and on August 17, 2007, with respect to Mr. Pytosh’s employment agreement. See “Employment Arrangements and Potential Payments Upon Termination or Change in Control” below.

(2)	Represent the compensation cost recognized by us in the applicable year related to restricted stock awards to named executive officers computed in accordance with FAS 123R, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. The awards for which cost is shown in this table include the awards granted in 2008, as described in the “Grants of Plan-Based Awards Table” below, as well as awards granted in prior years for which we continued to recognize compensation cost in 2008. The assumptions used in determining the FAS 123R values are set forth in Note 17 to our consolidated financial statement included in our Annual Report on Form 10-K for the year ended December 31, 2008.

(3)	Represent the compensation cost recognized by us in the applicable year related to stock option awards to named executive officers computed in accordance with FAS 123R, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. The awards for which cost is shown in this table include the awards granted in 2008, as described in the “Grants of Plan-Based Awards Table” below, as well as awards granted in prior years for which we continued to recognize compensation cost in 2008. The assumptions used in determining the FAS 123R values are set forth in Note 17 to our consolidated financial statement included in our Annual Report on Form 10-K for the year ended December 31, 2008. See the “Grants of Plan-Based Awards Table” for more information regarding the stock options we granted in 2008 to our chief executive officer.

(4)	Amounts included for 2008 represent the value of the annual incentive cash awards received by each named executive officer in 2009 in respect of service performed in 2008. See the “Grants of Plan-Based Awards Table” for more information.

(5)	The amounts shown for each named executive officer in this column is attributable to the change in actuarial present value of the accumulated benefit under defined benefit and actuarial plans at December 31, of the applicable year, as compared to December 31, of the immediately preceding year. No named executive officer received preferential or above-market earnings on deferred compensation in 2008.

(6)	The amounts shown in this column for 2008 consist of the following components:

		Company
		Contribution		Severance
		to Defined	Life Insurance	Payments and
	Company	Contribution	Premiums Paid	Outplacement
Name	401(k) Match(a)	Plan(b)	by Company	Service	Perquisites	Total

Anthony J. Orlando	$9,200	$10,740	$1,428	—	—	$21,368
Mark Pytosh	$9,200	$10,740	$1,106	—	—	$21,046
John M. Klett	$9,200	$10,740	$990	—	—	$20,930
Timothy J. Simpson	$9,200	$10,740	$885	—	—	$20,825
Seth Myones	$9,200	$10,740	$885	—	—	$20,825

a.	Represents matching contributions to the 401(k) account under the Covanta Energy Savings Plan of each named executive officer. See the description of the plan in “Retirement Plans” for more information.

b.	Represents contributions to the defined contribution retirement plan account under the Covanta Energy Savings Plan of each named executive officer. See the description of the plan in “Retirement Plans” for more information.

(7)	Represents the sum of the amounts in all of the columns of the Summary Compensation Table for each named executive officer.

(8)	Mr. Pytosh’s employment as Chief Financial Officer became effective as of September 1, 2006 and was based upon an annual base salary of $375,000.

Equity Award Plan

Our Equity Award Plan was originally approved by our stockholders in October 2004 and a subsequent amendment was approved by our stockholders on September 19, 2005 and May 1, 2008 to increase the number of authorized shares available for issuance under the Equity Award Plan to 12,000,000 shares. This Equity Award Plan replaced our 1995 Stock and Incentive Plan, which was terminated in October 2004. The 1995 Stock and Incentive Plan now remains in effect only until all awards granted under it have been satisfied or expired.

The Equity Award Plan is administered by the Compensation Committee of our Board. Awards under the Equity Award Plan may be granted to employees (including officers) of the Company, its subsidiaries and affiliates. The Equity Award Plan provides for awards to be made in the form of (a) shares of restricted stock, (b) incentive stock options, (c) non-qualified stock options, (d) stock appreciation rights, (e) performance awards, or (f) other stock-based awards which relate to or serve a similar function to the awards described above. Awards may be made on a stand alone, combination or tandem basis.

As of December 31, 2008 there were 6,933,808 shares of common stock available for grant under the Equity Award Plan and no participant may be granted in any calendar year awards with respect to more than 250,000 shares of restricted stock or options to purchase 650,000 shares of common stock. In proposal no. 2, we are seeking the approval of our stockholders to amend the Equity Award Plan to provide for additional types of performance-based awards and to add annual limits for such awards.

The following table provides information on both equity incentive awards that were made under our Equity Award Plan and incentive cash awards made during the year ended December 31, 2008.

Grants of Plan-Based Awards — 2008

					Estimated
					Future	All	All		Grant
					Payouts	Other	Other		Date
					Under	Stock	Option		Fair
					Equity	Awards:	Awards:	Exercise	Value of
					Incentive	Number	Number	or Base	Stock
					Plan	of Shares	of Securities	Price of	and
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Awards	of Stock or	Underlying	Option	Option
		Threshold	Target	Maximum	Target(2)	Units(2)	Options	Awards	Awards(3)
Name	Grant Date	($)	($)	($)	(#)	(#)	(#)	($/sh)	($)

Anthony J. Orlando	February 21, 2008	$315,000	$630,000	$1,260,000	22,620	11,653	200,000	$26.26	$2,800,821
Mark A. Pytosh	February 21, 2008	$148,785	$297,570	$595,140	11,939	6,150	—	—	$475,017
John M. Klett	February 21, 2008	$112,611	$225,221	$450,442	10,807	5,568	—	—	$430,008
Timothy J. Simpson	February 21, 2008	$77,500	$155,000	$310,000	10,556	5,438	—	—	$420,002
Seth Myones	February 21, 2008	$77,500	$155,000	$310,000	10,556	5,438	—	—	$420,002

(1)	The amounts shown in these columns reflect the range of payouts targeted for 2008 performance under our annual incentive cash award plan. In February 2008, our Compensation Committee established various levels of performance. The amounts shown in the “threshold” column represent the amount of cash award payable if only the minimum level of Company and individual performance is attained. The amounts shown in the “target” and the “maximum” columns represent the amount of cash awards granted if the target and maximum level, respectively, of individual performance are attained. Please see the “Compensation Discussion and Analysis” for more information regarding these awards and performance measures.

(2)	The number of shares shown reflects the 2008 restricted stock awards under our Equity Award Plan. The restricted stock awards made in 2008 vested ratably over three years, with 34% of the shares vesting on the basis of continued employment and 66% vesting on the basis of satisfaction of predetermined performance criteria. The portion of the award that vests solely based on continued employment is included in the “All Other Stock Awards: Number of Shares of Stock or Units” column. The portion of the award that vests based on the performance criteria is included in the “Estimated Future Payouts Under Equity Incentive Plan Awards — Target” column. As the performance awards vest on an all or nothing basis, there is not a threshold or maximum future payout under the award, but only a target amount possible upon reaching the performance goals. For 2008, the performance vesting threshold was set at our business reaching 90% of the free cash flow target level.

(3)	Represents the grant date fair value of the awards computed in accordance with FAS 123R. For our named executive officers, we have assumed for calculating the grant date fair value under FAS 123R that the forfeiture rate was zero.

The following table sets forth the outstanding equity awards held by each of our named executive officers as of December 31, 2008:

Outstanding Equity Awards at Fiscal Year-End 2008

	Option Awards					Stock Awards
											Equity
											Incentive
									Equity		Plan
									Incentive		Awards:
									Plan		Market
									Awards:		or Payout
								Market	Number		Value of
						Number of		Value of	of Unearned		Unearned
	Number of	Number of				Shares or		Shares	Shares,		Shares,
	Securities	Securities				Units of		or Units of	Units or		Units or
	Underlying	Underlying				Stock		Stock	Other		Other
	Unexercised	Unexercised		Option		That Have		That Have	Rights		Rights
	Options	Options		Exercise	Option	Not		Not	That Have		That Have
	(#)	(#)		Price	Expiration	Vested		Vested(1)	Not Vested		Not Vested(1)
Name	Exercisable	Unexercisable		($)	Date	(#)		($)	(#)		($)

Anthony J. Orlando	186,542	0		$7.43	10/5/2014	5,006	(4)	$501,435	9,718	(7)	$973,443
	54,000	216,000	(2)	$22.02	3/19/2017	6,176	(5)		11,990	(8)
		200,000	(3)	$26.26	2/21/2018	11,652	(6)		22,620	(9)
Mark A. Pytosh	50,000	0		$20.35	9/1/2016	2,267	(4)	$241,362	4,401	(7)	$468,539
	30,000	120,000	(2)	$22.02	3/19/2017	2,574	(5)		4,996	(8)
						6,150	(6)		11,939	(9)
John M. Klett	61,746	0		$7.43	10/5/2014	2,003	(4)	$222,740	3,888	(7)	$432,436
	27,000	108,000	(2)	$22.02	3/19/2017	2,573	(5)		4,997	(8)
						5,567	(6)		10,807	(9)
Timothy J. Simpson	63,105	0		$7.43	10/5/2014	1,936	(4)	$216,196	3,758	(7)	$419,656
	24,000	96,000	(2)	$22.02	3/19/2017	2,471	(5)		4,796	(8)
						5,438	(6)		10,556	(9)
Seth Myones	51,542	0		$7.43	10/5/2014	1,502	(4)	$197,618	2,917	(7)	$383,641
	24,000	96,000	(2)	$22.02	3/19/2017	2,059	(5)		3,997	(8)
						5,438	(6)		10,556	(9)

(1)	Based on the closing price of our common stock of $21.96 on December 31, 2008, as reported on the New York Stock Exchange.

(2)	Options vest in four equal installments on March 17, 2009, March 17, 2010, March 17, 2011 and March 17, 2012.

(3)	Options vest in five equal installments on March 17, 2009, March 17, 2010, March 17, 2011, March 17, 2012 and March 17, 2013.

(4)	Restricted stock vests on March 17, 2009.

(5)	Restricted stock vests in two equal installments on March 17, 2009 and March 17, 2010.

(6)	Restricted stock vests in three equal installments on March 17, 2009, March 17, 2010 and March 17, 2011.

(7)	Performance restricted stock vests on March 17, 2009 subject to specified targets.

(8)	Performance restricted stock vests in two equal installments on March 17, 2009 and March 17, 2010 subject to specified targets.

(9)	Performance restricted stock vests in three equal installments on March 17, 2009, March 17, 2010 and March 17, 2011 subject to specific targets.

The following table sets forth the option exercises and stock vesting for each of our named executive officers during the year ended December 31, 2008:

Option Exercises and Stock Vested During 2008

	Option Awards		Stock Awards
	Number of Shares	Value Realized on	Number of Shares	Value Realized on
	Acquired on Exercise	Exercise	Acquired on Vesting	Vesting
Name	(#)	($)(1)	(#)	($)(2)

Anthony J. Orlando	—	—	39,806	$1,096,214
Mark A. Pytosh	—	—	10,450	$281,523
John M. Klett	—	—	16,339	$450,107
Timothy J. Simpson	—	—	15,727	$433,221
Seth Myones	—	—	12,243	$336,978

(1)	None of the named executive officers exercised any stock options during 2008.

(2)	Amounts were determined by multiplying the number of shares of restricted stock that vested on February 28, 2008 by $28.43, the closing price on the New York Stock Exchange of our common stock on such date, and by multiplying the number of shares that vested on March 17, 2008 by $26.94, the closing price on the New York Stock Exchange of our common stock on such date.

Retirement Plans

Pension Benefits

Covanta Energy Pension Plan

Messrs. Orlando, Klett, Simpson and Myones participate in the Covanta Energy Pension Plan, a tax-qualified defined benefit plan of Covanta Energy subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. The Covanta Energy Pension Plan became effective as of January 1, 1989 and was frozen effective December 31, 2005. This plan, which was maintained by Covanta Energy prior to and during its bankruptcy proceedings, is a qualified defined benefit plan covering all eligible domestic employees of Covanta Energy who had at least one year of service and were at least 21 years of age. Participants with five years of service, as defined by this plan, are entitled to annual pension benefits once they reach normal retirement age (65) equal to 1.5% of the participant’s highest average compensation during the five consecutive calendar years of employment out of the ten consecutive calendar years immediately preceding the participant’s retirement date or termination date, multiplied by his total years of service earned prior to January 1, 2002. For years of service earned after December 31, 2001, the benefit formula has been reduced to coordinate with social security. The reduced benefit is equal to 0.95% of the participant’s average compensation up to the 35-year average of the social security wage base in effect during the 35-year period ending on the last day of the calendar year in which the participant’s employment is terminated, plus 1.5% of the participant’s average compensation in excess of the 35-year average for each year of service earned after December 31, 2001 not to exceed 35 years of service. For each year of service exceeding 35 years earned after December 31, 2001, an additional benefit of 0.95% of final average compensation will be provided. Compensation includes salary and other compensation received during the year and deferred income earned, but does not include imputed income, severance pay, special discretionary cash payments or other non-cash compensation. The relationship of the covered compensation to the annual compensation shown in the Summary Compensation Table would be the Salary and Non-equity Incentive Award columns. A plan participant who is at least age 55 and who retires after completion of at least five years of eligible service receives a benefit equal to the amount the participant would have received if the participant had retired at age 65, reduced by an amount equal to 0.5% of the benefit multiplied by the number of months between the date the participant commences receiving benefits and the date the participant would have commenced to receive benefits if he had not retired prior to age 65.

Of our named executive officers, only Messrs. Orlando, Klett, Simpson and Myones participate in this plan because of their prior employment by Covanta Energy and satisfaction of the full year of service requirement for participation. Effective upon freezing participation in this defined benefit plan on December 31, 2005, all employees, including the named executive officers noted above, who were active participants in the plan on that date were 100% vested and acquired a nonforfeitable right to the plan’s benefits as of such date. Pension benefits are provided to participants under several types of retirement options based upon years of continuous service and age. Retirement benefits are paid to pensioners or beneficiaries in the form of a straight life annuity or various forms of joint and survivor annuities. In calculating benefits to eligible employees, we take into account an individual employee’s average earnings over his or her highest five consecutive years of the last ten years of employment, and his or her total years of eligible service. While the participant’s pension benefits will reflect the highest average five consecutive year compensation level of their last ten years of employment, under the terms of the plan as frozen, we disregard all years of service after December 31, 2005 for purposes of determining the “total years of service” component of the calculated benefit. Compensation includes salary and other compensation received during the year and deferred income earned, but does not include imputed income, severance pay, special discretionary cash payments or other non-cash compensation.

Supplemental Benefit Plan

We provided to eligible employees, including Messrs. Orlando, Klett, Simpson and Myones, a non-qualified supplemental defined benefit plan, relative to the Covanta Energy Pension Plan. This plan provided a benefit equivalent to the Covanta Energy Pension Plan benefit for earnings above the Internal Revenue Service earnings cap, which was $230,000 in 2008.

This non-qualified plan was in effect since the inception of the Covanta Energy Pension Plan, continued in effect throughout Covanta Energy’s bankruptcy and was approved as part of its reorganization plan by creditors and the bankruptcy court. This plan represents an unfunded and unsecured obligation of Covanta Energy to pay its calculated benefit to terminated employees at the later of the first quarter of the calendar year following termination, six months following termination or attainment of age 55. In connection with the freezing of the Covanta Energy Pension Plan, this plan also was frozen effective December 31, 2005 on the same terms as applicable to the related qualified plan.

The following table shows pension benefit information as of December 31, 2008 for the named executive officers under the Covanta Energy Pension Plan and the Covanta Energy Supplemental Benefit Plan. No pension benefits were paid to any of the named executive officers in the year ended December 31, 2008.

Pension Benefits 2008

			Present
		Number of	Value of
		Years of	Accumulated
		Credited Service	Benefit(1)
Name	Plan Name	(#)	($)

Anthony J. Orlando	Covanta Energy Pension Plan	18.7	$389,251
	Supplemental Benefit Plan	18.7	$858,469
Mark A. Pytosh	Covanta Energy Pension Plan	—	—
	Supplemental Benefit Plan	—	—
John M. Klett	Covanta Energy Pension Plan	19.8	$1,041,483
	Supplemental Benefit Plan	19.8	$471,715
Timothy J. Simpson	Covanta Energy Pension Plan	13.4	$222,250
	Supplemental Benefit Plan	13.4	$182,661
Seth Myones	Covanta Energy Pension Plan	16.7	$237,210
	Supplemental Benefit Plan	16.7	$209,708

(1)	Our actuarial assumptions used to determine the present value of the accumulated benefit at December 31, 2008 were as follows: a measurement date of December 31, a discount rate of 6.25%, a retirement age of 65 years and the “RP-2000 Mortality” for the Covanta Energy Pension Plan (qualified plan) and the 1994 Group Annuity Reserving for the Supplemental Retirement Plan (nonqualified plan). The RP-2000 Mortality refers to the RP-2000 Combined Mortality Table which combines the mortality experience of active employees and healthy annuitants and is one of the mortality tables developed by the Society of Actuaries in connection with the Retirement Protection Act of 1994, as amended, which established mortality assumptions to be used when calculating current liabilities for pension plans.

Covanta Energy Savings Plan

The Covanta Energy Savings Plan is comprised of two components. The first component, which we provide to eligible employees, including named executive officers, is a qualified 401(k) retirement plan. All full-time and part-time employees not subject to a collective bargaining agreement are eligible to participate in this plan upon employment. Named executive officers may elect to contribute a fixed percentage of their earnings into this plan, up to the limit prescribed for 2008 by the Internal Revenue Service of $230,000 in annual earnings. We provide a matching contribution of 100% of the first 3% of an individual’s earnings, and 50% of the next 2% of such individual’s earnings up to the Internal Revenue Service limit. Our matching contributions are immediately vested.

The second component, which we provide eligible employees, including named executive officers, is a qualified defined contribution retirement plan. This plan became effective as of January 1, 2006 and was designed as an ongoing substitute for the pre-existing defined benefit plan which was frozen as of December 31, 2005. We contribute to this defined contribution plan an amount equal to 3% of an individual’s annual eligible compensation as defined in the plan document up to the social security wage base (which for 2008 was $102,000) and 6% of additional annual compensation up to the IRS limit, which was $230,000 in 2008. Contributions to the defined contribution plan vest in equal amounts over a five year period based on continued employment.

Employment Agreements and Potential Payments upon Termination or Change in Control

Employment Agreements

In October 2004, we entered into employment agreements with our senior management team. Each of the employment agreements entered into at that time, as well as the employment agreement entered into with Mr. Pytosh as of September 1, 2006, are substantially similar, except for specific levels of compensation and the term of severance for the Chief Executive Officer. Each of these employment agreements expires in October 2009. The employment agreements set forth a general framework for compensation, and generally set minimum levels of compensation, including, an annual base salary and entitlement to participate in annual non-equity incentive compensation arrangements at minimum target percentages of each named executive officer’s respective annual base salary, subject to achievement of certain financial targets and other criteria approved by our Board or Compensation Committee on an annual basis, and equity incentive compensation arrangements which are also subject to achievement of certain financial targets and other criteria approved by our Board or Compensation Committee on an annual basis. The employment agreements also specify job responsibilities and severance arrangements governing the obligations of the parties following a termination of employment as a result of cause, good reason or change in control, as each term is defined below.

The basic structure of the terms of the employment agreements, including severance and change in control arrangements, with Messrs. Orlando, Klett, Simpson and Myones (all of whom were officers of Covanta Energy Corporation prior to its acquisition by us) were a result of negotiated employment agreements entered into in October 2004 a short time after Covanta Energy Corporation’s emergence from bankruptcy proceedings and acquisition by us. The severance arrangements were intended to insure retention of senior management by providing senior management with financial security and stability following Covanta Energy Corporation’s emergence from bankruptcy and simultaneous acquisition by us. The timing and amount of the payout levels reflected arms-length negotiations and were structured on a deferred basis in order to provide significant economic incentives for continued compliance with the continuing non-competition, non-solicitation and confidentiality covenants in the employment agreements that survive termination of employment. The employment agreement entered into by Mr. Pytosh was substantially similar to, and runs coincident in duration with, the employment agreements previously entered into by each of the other named executive officers.

The severance period for Mr. Orlando, our Chief Executive Officer, is longer than our other named executive officer’s because of the belief of the Compensation Committee that it may take longer for a chief executive officer to find comparable employment opportunities with another company following termination of employment. In consideration for this increased severance period, however, we also obtained longer non-competition, non-

solicitation of customers and non-solicitation of employees from our Chief Executive Officer reflecting both the longer period of payments and the greater perceived risk to us of his potential competitive activities post employment. The employment agreement entered into by Mr. Pytosh was substantially similar to, and runs coincident in duration with, the employment agreements previously entered into by each of the other named executive officers. Each of the employment agreements also contains provisions for an initial equity award, restrictive covenants including non-competition, non-solicitation and confidentiality, and a provision that if any payment or award of equity or non-equity incentive compensation based upon satisfaction of financial performance measures would have been reversed due to a restatement or reclassification of financial results, then such payments or awards shall be returned or forfeited to the extent required, and as provided, by the Sarbanes-Oxley Act of 2002 or any other applicable laws, rules, regulations or listing requirements.

We amended each of the employment agreements as of October 22, 2008 in order to clarify the intended application and characterization of severance payments within the meaning of Section 409A of the Tax Code and the rules and regulations thereunder. The amendments did not alter in any way the amount or timing of payments originally provided in the employment agreements.

Defined Terms in Employment Agreements

For purposes of each of the employment agreements described in this proxy statement, the terms “cause,” “change in control,” and “good reason” are defined as follows:

“Cause” shall mean that the executive has:

(a) been convicted of, or plead nolo contendere to, a felony or crime involving moral turpitude; or

(b) committed an act of personal dishonesty or fraud involving personal profit in connection with executive’s employment by us; or

(c) committed a material breach of any material covenant, provision, term, condition, understanding or undertaking set forth in his respective agreement; or

(d) committed an act which our Board of Directors has found to have involved willful misconduct or gross negligence on the part of the executive; or

(e) failed or refused to substantially perform the lawful duties of his employment in any material respect; or

(f) failed to comply with our lawful written rules and policies in any material respect;

each as subject to its applicable cure periods if such behavior or breach is capable of being cured.

“Change in Control” shall mean the occurrence of any of the following events, each of which shall be determined independently of the others:

(a) any “Person,” other than a holder of at least 10% of our outstanding voting power as of the date of the respective employment agreement, becomes a “beneficial owner” (as such term is used in Rule 13d-3 promulgated under the Exchange Act) of a majority of our stock or the stock of Covanta Energy entitled to vote in the election of our directors or the directors of Covanta Energy. For purposes of this definition, the term “Person” is used as such term is used Sections 13(d) and 14(d) of the Exchange Act;

(b) the individuals who are our “Continuing Directors” cease to constitute a majority of the members of the Board. For purposes of this definition, “Continuing Directors” shall mean the members of the Board on the date of execution of the respective employment agreement, provided that any person becoming a member of the Board subsequent to such date whose election or nomination for election was supported by at least a majority of the directors who then comprised the Continuing Directors shall be considered to be a Continuing Director;

(c) our stockholders or the stockholders of Covanta Energy adopt and consummate a plan of complete or substantial liquidation or an agreement providing for the distribution of all or substantially all of our assets or the assets of Covanta Energy;

(d) either we or Covanta Energy is a party to a merger, consolidation, other form of business combination or a sale of all or substantially all of its assets, with an unaffiliated third party, unless our business or the business of Covanta Energy following consummation of such merger, consolidation or other business combination is continued following any such transaction by a resulting entity (which may be, but need not be, us or Covanta Energy, as the case may be) and our stockholders or the stockholders of Covanta Energy immediately prior to such transaction hold, directly or indirectly, at least a majority of the voting power of the resulting entity; provided, however, that a merger or consolidation effected to implement a recapitalization of us or Covanta Energy (or similar transaction) shall not constitute a Change in Control; or

(e) there is a Change in Control of us or Covanta Energy of a nature that is reported in response to item 5.01 of Current Report on Form 8-K or any similar item, schedule or form under the Exchange Act, as in effect at the time of the change, whether or not we or Covanta Energy, as the case may be, are then subject to such reporting requirements;

provided, however, that for purposes of each respective employment agreement a Change in Control shall not be deemed to occur if the Person or Persons deemed to have acquired control is or are a holder of at least 10% of our outstanding voting power as of the date of each respective employment agreement.

“Good Reason” shall mean the resignation of the executive from employment with us following the occurrence of one or more of the events set forth in clauses (a) through (f) below without the prior written consent of the executive, provided that, in connection with any event or events specified in clauses (a) through (e) below, (1) the executive delivers written notice to us of his intention to resign from employment due to one or more of such events, which notice specifies in reasonable detail the circumstances claimed to provide the basis for such resignation, and (2) such event or events are not cured by us within fifteen (15) days (or such longer reasonable period of time as is necessary to cure such event so long as we are diligently pursuing such cure) following delivery of such written notice:

(a) any reduction in the executive’s annual rate of base compensation other than a reduction in connection with a Board-approved redesign of the then current salary or bonus structure that affects all of Covanta Energy’s senior-level executives similarly;

(b) any reduction in the executive’s annual rate of base compensation that exceeds ten percent (10%) of the executive’s highest annual base compensation for any employment year (measuring a change in the target bonus by the change in the dollar amount equivalent represented by the target bonus and not by amounts actually paid);

(c) any removal by us of the executive from his position indicated in his respective employment agreement or the assignment to the executive of duties and responsibilities materially inconsistent and adverse with the duties indicated in his respective employment agreement, except in connection with termination of the executive’s employment for cause or disability;

(d) a relocation of the executive’s principal business location to a location that is fifty (50) miles or more from our current principal business office located at 40 Lane Road, Fairfield, New Jersey;

(e) Covanta Energy or we fail to comply with any of the material terms of the executive’s respective employment agreement; or

(f) the occurrence of a change in control pursuant to which Covanta Energy or us or any successor company, as the case may be, does not agree, as of the date of such change in control, to assume his respective employment agreement if the remainder of the term of employment is at least three (3) years or to renew his respective employment agreement with the executive for at least three (3) years.

Executive Officer Employment Agreements

Anthony J. Orlando was named our President and Chief Executive Officer effective October 5, 2004. Mr. Orlando continues to serve as the President and Chief Executive Officer of Covanta Energy, a position he has held since November 2003. We and Covanta Energy entered into a five-year employment agreement with

Mr. Orlando that commenced on October 5, 2004 and is described generally under “Employment Agreements and Potential Payments upon Termination or Change in Control — Employment Agreements.”

The following table shows the potential payments to Mr. Orlando upon his termination of employment or a change in control of the Company under his employment agreement or other plans or agreements of the Company assuming a termination or change of control occurred on December 31, 2008. The table (1) excludes vested account balances under the Covanta Energy Savings Plan and (2) the benefits set forth in the “Pension Benefits Table.”

Executive Officer
Benefits and
Payment upon					Not for Cause or
Termination or	Voluntary				Good Reason		For Cause		Change in
Change in Control	Termination		Retirement		Termination		Termination		Control		Death		Disability

Compensation:
Cash	$26,923	(1)	$26,923	(1)	$3,169,000	(2)	$26,923	(1)	$3,169,000	(3)	$3,169,000	(2)	$3,169,000	(2)
Stock Option	$0		$0		$0	(4)(5)	$0		$0	(3)(6)	$0	(4)(5)	$0	(4)(5)
Restricted Stock	$0		$0		$773,673	(4)(7)	$0		$1,474,878	(3)(8)	$773,673	(4)(7)	$773,673	(4)(7)
Benefits and Perquisites:
Health Care	$0		$0		$30,266		$0		$30,266		$30,266	(2)	$30,266	(2)
Life Insurance Benefits(9)	$0		$0		$2,856		$0		$2,856		$1,000,000		$2,856
Outplacement Services	$30,000		$30,000		$30,000		$30,000		$30,000		$0		$30,000

Total:	$56,923		$56,923		$4,005,795		$56,923		$4,707,000		$4,972,939		$4,005,795

(1)	Under Mr. Orlando’s employment agreement, if he terminates his employment for any reason, he is entitled to: (a) accrued but unpaid base salary up to and including the date of termination, (b) any annual incentive bonus, if any, that has been earned but unpaid to the individual for any prior year, which amount has been assumed to be zero, (c) any unreimbursed business expenses, and (d) the cash equivalent of any vested benefits as of the termination date under any benefit plans or disability benefit programs to the extent permitted by each plan’s terms. Assumes that two weeks of annual base salary have not been paid in accordance with our standard payment practices.

(2)	In the event that Mr. Orlando’s employment is terminated without cause, for “good reason,” or his death or disability, he shall be entitled to (a) a severance payment equal to the product of (i) his then current annual base salary plus an amount equal to the average annual bonus he received over the past two full years prior to termination, and (ii) two, (b) the pro rata amount of his bonus for the then current year for the number of months he was employed in that year (assumed to be 100% of target for purposes of the table above), and (c) continuation of medical, dental and life insurance coverages for 24 months. The severance payment is payable as follows: 50% is payable upon termination and 50% is payable in equal monthly installments for 24 months. The pro rata bonus is payable to Mr. Orlando at the same time that we pay cash bonuses for that year to other senior-level executives.

(3)	If, following a change in control, Mr. Orlando’s employment is terminated for any reason, other than for cause, or if he terminates his employment for “good reason,” then he is entitled to the severance payments described above. In addition, in the event of a change in control pursuant to which we, or any successor company, do not agree to renew the employment agreement for at least three years, all unvested options, shares of restricted stock or other equity awards then held by Mr. Orlando shall immediately vest under the terms of the respective agreements under which such equity awards were granted.

(4)	Under the terms of his employment agreement, in the case of Mr. Orlando’s termination without cause, for “good reason,” or death or disability, any outstanding unvested options, unvested restricted stock awards or other unvested equity awards then held by him would be forfeited and cancelled, except for any options, shares of restricted stock or other awards that would otherwise vest within three months of the termination date. Assuming a termination of employment occurred on December 31, 2008, this extended three-month period would trigger vesting of 94,000 outstanding options and 35,231 shares of restricted stock with a vesting date prior to March 31, 2009.

(5)	Represents the value of accelerated unvested stock options held by Mr. Orlando otherwise vesting by March 31, 2009. However, because the exercise price of $22.02 with respect to 54,000 shares and $26.26 per share with respect to 40,000 shares is greater than the $21.96 per share closing price of our stock on the New York Stock Exchange on December 31, 2008, the unvested stock options have no value for purposes of this table.

(6)	Represents the value of unvested stock options held by Mr. Orlando. However, because the exercise price of $22.02 with respect to 216,000 shares and $26.26 per share with respect to 200,000 shares is greater than the $21.96 per share closing price of our stock on the New York Stock Exchange on December 31, 2008, the unvested stock options have no value for purposes of this table.

(7)	Represents the value of unvested restricted stock held by Mr. Orlando otherwise vesting by March 31, 2009 calculated by multiplying the number of such shares by $21.96, the closing price of our stock on the New York Stock Exchange on December 31, 2008.

(8)	Represents the value of accelerated unvested restricted stock calculated by multiplying the number of shares of unvested restricted stock held Mr. Orlando by $21.96, the closing price of our stock on the New York Stock Exchange on December 31, 2008.

(9)	Reflects the estimated present value of the cost of average life insurance provided by us to Mr. Orlando; provided, however, that the amount reflected under the heading “Death” reflects the estimated present value of the proceeds payable to Mr. Orlando’s beneficiaries upon his death.

Mark A. Pytosh has served as our Executive Vice President and Chief Financial Officer since November 2007 and as our Senior Vice President and Chief Financial officer from September 1, 2006 to November 2007 and is described generally under “Employment Agreements and Potential Payments upon Termination or Change in Control — Employment Agreements.”

The following table shows the potential payments to Mr. Pytosh upon his termination of employment or a change in control of the Company under his employment agreement or other plans or agreements of the Company assuming a termination or change of control occurred on December 31, 2008:

Executive Officer
Benefits and
Payment upon					Not for Cause or
Termination or	Voluntary				Good Reason		For Cause		Change in
Change in Control	Termination		Retirement		Termination		Termination		Control		Death		Disability

Compensation:
Cash	$16,350	(1)	$16,350	(1)	$1,350,548	(2)	$16,350	(1)	$1,350,548	(3)	$1,350,548	(2)	$1,350,548	(2)
Stock Option	$0		$0		$0	(4)(5)	$0		$0	(3)(6)	$0	(4)(5)	$0	(4)(5)
Restricted Stock	$0		$0		$361,923	(4)(7)	$0		$709,879	(3)(8)	$361,923	(4)(7)	$361,923	(4)(7)
Benefits and Perquisites:
Health Care	$0		$0		$22,700		$0		$22,700		$22,700		$22,700
Life Insurance Benefits(9)	$0		$0		$1,659		$0		$1,659		$750,000		$1,659
Outplacement Services	$30,000		$30,000		$30,000		$30,000		$30,000		$0		$30,000

Total:	$46,350		$46,350		$1,766,830		$46,350		$2,114,786		$2,485,171		$1,766,830

(1)	Under Mr. Pytosh’s employment agreement, if his employment is terminated for any reason, he is entitled to: (a) accrued but unpaid base salary up to and including the date of termination, (b) any annual incentive bonus, if any, that has been earned but unpaid to the individual for any prior year, which amount has been assumed to be zero, (c) any unreimbursed business expenses, and (d) the cash equivalent of any vested benefits as of the termination date under any benefit plans or disability benefit programs to the extent permitted by each plan’s terms. Assumes that two weeks of annual base salary have not been paid in accordance with our standard payment practices.

(2)	In the event that Mr. Pytosh’s employment is terminated without cause, for “good reason,” or his death or disability, he shall be entitled to (a) a severance payment equal to the product of (i) his then current annual base salary plus an amount equal to the average annual bonus he received (or was deemed to have received) over the past two full years prior to termination, and (ii) 1.5, (b) the pro rata amount of his bonus for the then current year for the number of months he was employed in that year, (assumed to be 100% of target for purposes of the table above) and (c) continuation of medical, dental and life insurance coverages for 18 months. The severance payment shall be paid out as follows: 50% is payable upon termination and 50% is payable in equal monthly installments for 18 months. The pro rata bonus is payable to Mr. Pytosh at the same time that we pay cash bonuses for that year to other senior-level executives.

(3)	If, following a change in control, Mr. Pytosh’s employment is terminated for any reason, other than for cause, or if he terminates his employment for “good reason,” then he is entitled to the severance payments described above. In addition, in the event of a change in control pursuant to which we, or any successor company, do not agree to renew the employment agreement for at least three years, all unvested options, shares of restricted stock or other equity awards then held by Mr. Pytosh shall immediately vest under the terms of the respective agreements under which such equity awards were granted.

(4)	Under the terms of his employment agreement, in the case of Mr. Pytosh’s termination without cause, for “good reason,” or death or disability, any outstanding unvested options, unvested restricted stock awards or other unvested equity awards then held by him would be forfeited and cancelled, except for any options, shares of restricted stock or other awards that would otherwise vest within three months of the termination date. Assuming a termination of employment occurred on December 31, 2008, this extended three-month period would trigger vesting of outstanding options of 30,000 and 16,482 shares of restricted stock with a vesting date prior to March 31, 2009.

(5)	Represents the value of accelerated unvested stock options held by Mr. Pytosh otherwise vesting by March 31, 2009. However, because the exercise price of $22.02 with respect to 30,000 shares is greater than the $21.96 per share closing price of our stock on the New York Stock Exchange on December 31, 2008, the unvested stock options have no value for purposes of this table.

(6)	Represents the value of unvested stock options held by Mr. Pytosh. However, because the exercise price of $22.02 with respect to 120,000 shares is greater than the $21.96 per share closing price of our stock on the New York Stock Exchange on December 31, 2008, the unvested stock options have no value for purposes of this table.

(7)	Represents the value of unvested restricted stock held by Mr. Pytosh otherwise vesting by March 31, 2009 calculated by multiplying the number of such shares by $21.96, the closing price of our stock on the New York Stock Exchange on December 31, 2008.

(8)	Represents the value of accelerated unvested restricted stock calculated by multiplying the number of shares of unvested restricted stock held by Mr. Pytosh by $21.96, the closing price of our stock on the New York Stock Exchange on December 31, 2008.

(9)	Reflects the estimated present value of the cost of average life insurance provided by us to Mr. Pytosh; provided, however, that the amount reflected under the heading “Death” reflects the estimated present value of the proceeds payable to Mr. Pytosh’s beneficiaries upon his death.

John M. Klett has served as Covanta Energy’s Executive Vice President and Chief Operating Officer since November 2007 and as Covanta Energy’s Senior Vice President and Chief Operating Officer from May 2006 to November 2007. Previously Mr. Klett served as Covanta Energy’s Senior Vice President, Operations, from March 2003 to May 2006. Covanta Energy entered into a five- year employment agreement with Mr. Klett that commenced on October 5, 2004 and is described generally under “Employment Agreements and Potential Payments upon Termination or Change in Control — Employment Agreements.”

The following table shows the potential payments to Mr. Klett upon his termination of employment or a change in control of the Company under his employment agreement or other plans or agreements of the Company assuming a termination or change of control occurred on December 31, 2008. In addition, Mr. Klett would receive the amounts set forth in the Pension Benefits Table in this proxy statement.

Executive Officer Benefits
and Payment upon					Not for Cause or
Termination or Change in	Voluntary				Good Reason		For Cause		Change in
Control	Termination		Retirement		Termination		Termination		Control		Death		Disability

Compensation:
Cash	$13,327	(1)	$13,327	(1)	$1,131,242	(2)	$13,327	(1)	$1,131,242	(3)	$1,131,242	(2)	$1,131,242	(2)
Stock Option	$0		$0		$0	(4)(5)	$0		$0	(3)(6)	$0	(4)(5)	$0	(4)(5)
Restricted Stock	$0		$0		$332,321	(4)(7)	$0		$655,155	(3)(8)	$332,321	(4)(7)	$332,321	(4)(7)
Benefits and Perquisites:
Health Care	$0		$0		$22,700		$0		$22,700		$22,700	(2)	$22,700	(2)
Life Insurance Benefits(9)	$0		$0		$1,485		$0		$1,485		$693,000		$1,485
Outplacement Services	$30,000		$30,000		$30,000		$30,000		$30,000		$0		$30,000

Total:	$43,327		$43,327		$1,517,748		$43,327		$1,840,582		$2,179,263		$1,517,748

(1)	Under Mr. Klett’s employment agreement, if his employment is terminated for any reason, he is entitled to: (a) accrued but unpaid base salary up to and including the date of termination, (b) any annual incentive bonus, if any, that has been earned but unpaid to the individual for any prior year, which amount has been assumed to be zero, (c) any unreimbursed business expenses, and (d) the cash equivalent of any vested benefits as of the termination date under any benefit plans or disability benefit programs to the extent permitted by each plan’s terms. Assumes that two weeks of annual base salary have not been paid in accordance with our standard payment practices.

(2)	In the event that Mr. Klett’s employment is terminated without cause, for “good reason,” or his death or disability, he shall be entitled to (a) a severance payment equal to the product of (i) his then current annual base salary plus an amount equal to the average annual bonus he received over the past two full years prior to termination, and (ii) 1.5, (b) the pro rata amount of his bonus for the then current year for the number of months he was employed in that year (assumed to be 10% of target for purposes of the table above), and (c) continuation of medical, dental and life insurance coverages for 18 months. The severance payment is payable as follows: 50% is payable upon termination and 50% is payable in equal monthly installments for 18 months. The pro rata bonus is payable to Mr. Klett at the same time that we pay cash bonuses for that year to other senior-level executives.

(3)	If, following a change in control, Mr. Klett’s employment is terminated for any reason, other than for cause, or if he terminates his employment for “good reason,” as such term is defined in his employment agreement, then he is entitled to the severance payments described above. In addition, in the event of a change in control pursuant to which we, or any successor company, do not agree to renew the employment agreement for at least three years, all unvested options, shares of restricted stock or other equity awards then held by Mr. Klett shall immediately vest under the terms of the respective agreements under which such equity awards were granted.

(4)	Under the terms of the stock option or restricted stock award agreements, in the case of Mr. Klett’s termination without cause, for “good reason,” or death or disability, any outstanding unvested options, unvested restricted stock awards or other unvested equity awards then held by the named executive officer would be forfeited and cancelled, except for any options, shares of restricted stock or other awards that would otherwise vest within three months of the termination date. Assuming a termination of employment occurred on December 31, 2008, this extended three-month period would trigger vesting of 27,000 outstanding options and 15,134 shares of restricted stock with a vesting date prior to March 31, 2009.

(5)	Represents the value of accelerated unvested stock options held by Mr. Klett otherwise vesting by March 31, 2009. However, because the exercise price of $22.02 with respect to 27,000 shares is greater than the $21.96 per share closing price of our stock on the New York Stock Exchange on December 31, 2008, the unvested stock options have no value for purposes of this table.

(6)	Represents the value of unvested stock options held by Mr. Klett. However, because the exercise price of $22.02 with respect to 108,000 shares is greater than the $21.96 per share closing price of our stock on the New York Stock Exchange on December 31, 2008, the unvested stock options have no value for purposes of this table.

(7)	Represents the value of unvested restricted stock held by Mr. Klett otherwise vesting by March 31, 2009 calculated by multiplying the number of such shares by $21.96, the closing price of our stock on the New York Stock Exchange on December 31, 2008.

(8)	Represents the value of accelerated unvested restricted stock calculated by multiplying the number of shares of unvested restricted stock held by Mr. Klett by $21.96, the closing price of our common stock on the New York Stock Exchange on December 31, 2008.

(9)	Reflects the estimated present value of the cost of average life insurance provided by us to Mr. Klett; provided, however, that the amount reflected under the heading “Death” reflects the estimated present value of the proceeds payable to Mr. Klett’s beneficiaries upon his death.

Timothy J. Simpson has served as our Executive Vice President, General Counsel and Secretary since November 2007 and as our Senior Vice President, General Counsel and Secretary from October 2004 to November 2007. Mr. Simpson continues to serve as the Senior Vice President, General Counsel and Secretary of Covanta Energy, a position he has held since March 2004. We and Covanta Energy entered into a five-year employment agreement with Mr. Simpson that commenced on October 5, 2004 and is described generally under “Employment Agreements and Potential Payments upon Termination or Change in Control — Employment Agreements.”

The following table shows the potential payments to Mr. Simpson upon his termination of employment or a change in control of the Company under his employment agreement or other plans or agreements of the Company assuming a termination or change of control occurred on December 31, 2008. In addition, Mr. Simpson would receive the amounts set forth in the Pension Benefits Table in this proxy statement.

Executive Officer
Benefits and
Payment upon					Not for Cause or
Termination or	Voluntary				Good Reason		For Cause		Change in
Change in Control	Termination		Retirement		Termination		Termination		Control		Death		Disability

Compensation:
Cash	$11,923	(1)	$11,923	(1)	$889,040	(2)	$11,923	(1)	$889,040	(3)	$889,040	(2)	$889,040	(2)
Stock Option	$0		$0		$0	(4)(5)	$0		$0	(3)(6)	$0	(4)(5)	$0	(4)(5)
Restricted Stock	$0		$0		$321,868	(4)(7)	$0		$635,830	(3)(8)	$321,868	(4)(7)	$321,868	(4)(7)
Benefits and Perquisites:
Health Care	$0		$0		$22,700		$0		$22,700		$22,700	(2)	$22,700	(2)
Life Insurance Benefits(9)	$0		$0		$1,328		$0		$1,328		$620,000		$1,328
Outplacement Services	$30,000		$30,000		$30,000		$30,000		$30,000		$0		$30,000

Total:	$41,923		$41,923		$1,264,936		$41,923		$1,578,898		$1,853,608		$1,264,936

(1)	Under Mr. Simpson’s employment agreements, if his employment is terminated for any reason, he is entitled to: (a) accrued but unpaid base salary up to and including the date of termination, (b) any annual incentive bonus, if any, that has been earned but unpaid to the individual for any prior year, which amount has been assumed to be zero, (c) any unreimbursed business expenses, and (d) the cash equivalent of any vested benefits as of the termination date under any benefit plans or disability benefit programs to the extent permitted by each plan’s terms. Assumes that two weeks of annual base salary have not been paid in accordance with our standard payment practices.

(2)	In the event that Mr. Simpson’s employment is terminated without cause, for “good reason,” or his death or disability, he shall be entitled to (a) a severance payment equal to the product of (i) his then current annual base salary plus an amount equal to the average annual bonus he received over the past two full years prior to termination, and (ii) 1.5, (b) the pro rata amount of his bonus for the then current year for the number of months he was employed in that year (assumed to be 100% of target for purposes of the table above) and (c) continuation of medical, dental and life insurance coverages for 18 months. The severance payment is payable as follows: 50% is payable upon termination and 50% is payable in equal monthly installments for 18 months. The pro rata bonus is payable to Mr. Simpson at the same time that we pay cash bonuses for that year to other senior-level executives.

(3)	If, following a change in control, Mr. Simpson’s employment is terminated for any reason, other than for cause, or if he terminates his employment for “good reason,” as such term is defined in his employment agreement, then he is entitled to the severance payments described above. In addition, in the event of a change in control pursuant to which we, or any successor company, do not agree to renew the employment agreement for at least three years, all unvested options, shares of restricted stock or other equity awards then held by Mr. Simpson shall immediately vest under the terms of the respective agreements under which such equity awards were granted.

(4)	Under the terms of the stock option or restricted stock award agreements, in the case of Mr. Simpson’s termination without cause, for “good reason,” or death or disability, any outstanding unvested options, unvested restricted stock awards or other unvested equity awards then held by Mr. Simpson would be forfeited and cancelled, except for any options, shares of restricted stock or other awards that would otherwise vest within three months of the termination date. Assuming a termination of employment occurred on December 31, 2008 this extended three-month period would trigger vesting of 24,000 outstanding options and 12,776 shares of restricted stock with a vesting date prior to March 31, 2009.

(5)	Represents the value of accelerated unvested stock options held by Mr. Simpson otherwise vesting by March 31, 2009. However, because the exercise price of $22.02 with respect to 24,000 shares is greater than the $21.96 per share closing price of our stock on the New York Stock Exchange on December 31, 2008, the unvested stock options have no value for purposes of this table.

(6)	Represents the value of unvested stock options held by Mr. Simpson. However, because the exercise price of $22.02 with respect to 96,000 shares is greater than the $21.96 per share closing price of our stock on the New York Stock Exchange on December 31, 2008, the unvested stock options have no value for purposes of this table.

(7)	Represents the value of unvested restricted stock held by Mr. Simpson otherwise vesting by March 31, 2009 calculated by multiplying the number of such shares by $21.96, the closing price of our stock on the New York Stock Exchange on December 31, 2008.

(8)	Represents the value of accelerated unvested restricted stock calculated by multiplying the number of shares of unvested restricted stock held by Mr. Simpson by $21.96, the closing price of our stock on the New York Stock Exchange on December 31, 2008.

(9)	Reflects the estimated present value of the cost of average life insurance provided by us to Mr. Simpson; provided, however, that the amount reflected under the heading “Death” reflects the estimated present value of the proceeds payable to Mr. Simpson’s beneficiaries upon his death.

Seth Myones has served as President — Americas, Covanta Projects since November 2007. Previously Mr. Myones served as Covanta Energy’s Senior Vice President, Business Management, from January 2004 to November 2007 and as Vice President, Regional Business Manager from 1994 to January 2004. Covanta Energy entered into a five-year employment agreement with Mr. Myones that commenced on October 5, 2004 and is described generally under “Employment Agreements and Potential Payments upon Termination or Change in Control — Employment Agreements.”

The following table shows the potential payments to Mr. Myones upon his termination of employment or a change in control of the Company under his employment agreement or other plans or agreements of the Company assuming a termination or change of control occurred on December 31, 2008. In addition, Mr. Myones would receive the amounts set forth in the Pension Benefits Table in this proxy statement.

Executive Officer
Benefits and
Payment upon					Not for Cause or
Termination or	Voluntary				Good Reason		For Cause		Change in
Change in Control	Termination		Retirement		Termination		Termination		Control		Death		Disability

Compensation:
Cash	$11,923	(1)	$11,923	(1)	$867,823	(2)	$11,923	(1)	$867,823	(3)	$867,823	(2)	$867,823	(2)
Stock Option	$0		$0		$0	(4)(5)	$0		$0	(3)(6)	$0	(4)(5)	$0	(4)(5)
Restricted Stock	$0		$0		$280,561	(4)(7)	$0		$581,215	(3)(8)	$280,561	(4)(7)	$280,561	(4)(7)
Benefits and Perquisites:
Health Care	$0		$0		$22,700		$0		$22,700		$22,700	(2)	$22,700	(2)
Life Insurance Benefits(9)	$0		$0		$1,328		$0		$1,328		$620,000		$1,328
Outplacement Services	$30,000		$30,000		$30,000		$30,000		$30,000		$0		$30,000

Total:	$41,923		$41,923		$1,202,412		$41,923		$1,503,066		$1,791,084		$1,202,412

(1)	Under Mr. Myones’ employment agreement, if his employment is terminated for any reason, he is entitled to: (a) accrued but unpaid base salary up to and including the date of termination, (b) any annual incentive bonus, if any, that has been earned but unpaid to the individual for any prior year, which amount has been assumed to be zero, (c) any unreimbursed business expenses, and (d) the cash equivalent of any vested benefits as of the termination date under any benefit plans or disability benefit programs to the extent permitted by each plan’s terms. Assumes that two weeks of annual base salary have not been paid in accordance with our standard payment practices.

(2)	In the event that Mr. Myones’ employment is terminated without cause, for “good reason,” or his death or disability, he shall be entitled to (a) a severance payment equal to the product of (i) his then current annual base salary plus an amount equal to the average annual bonus he received over the past two full years prior to termination, and (ii) 1.5, (b) the pro rata amount of his bonus for the then current year for the number of months he was employed in that year (assumed to be 100% of target for purposes of the table above), and (c) continuation of medical, dental and life insurance coverages for 18 months. The severance payment is payable as follows: 50% is payable upon termination and 50% is payable in equal monthly installments for 18 months. The pro rata bonus is payable to Mr. Myones at the same time that we pay cash bonuses for that year to other senior-level executives.

(3)	If, following a change in control, Mr. Myones’ employment is terminated for any reason, other than for cause, or if he terminates his employment for “good reason,” as such term is defined in his employment agreement, then he is entitled to the severance payments described above. In addition, in the event of a change in control pursuant to which we, or any successor company, do not agree to renew the employment agreement for at least three years, all unvested options, shares of restricted stock or other equity awards then held by Mr. Myones shall immediately vest under the terms of the respective agreements under which such equity awards were granted.

(4)	Under the terms of the stock option or restricted stock award agreements, in the case of Mr. Myones’ termination without cause, for “good reason,” or death or disability, any outstanding unvested options, unvested restricted stock awards or other unvested equity awards then held by the named executive officer would be forfeited and cancelled, except for any options, shares of restricted stock or other awards that would otherwise vest within three months of the termination date. Assuming a termination of employment occurred on December 31, 2008, this extended three-month period would trigger vesting of outstanding options and 12,776 shares of restricted stock with a vesting date prior to March 31, 2009.

(5)	Represents the value of accelerated unvested stock options held by Mr. Myones otherwise vesting by March 31, 2009. However, because the exercise price of $22.02 with respect to 24,000 shares is greater than the $21.96 per share closing price of our stock on the New York Stock Exchange on December 31, 2008, the unvested stock options have no value for purposes of this table.

(6)	Represents the value of unvested stock options held by Mr. Myones. However, because the exercise price of $22.02 with respect to 96,000 shares is greater than the $21.96 per share closing price of our stock on the New York Stock Exchange on December 31, 2008, the unvested stock options have no value for purposes of this table.

(7)	Represents the value of unvested restricted stock held by Mr. Myones otherwise vesting by March 31, 2009 calculated by multiplying the number of such shares by $21.96, the closing price of our stock on the New York Stock Exchange on December 31, 2008.

(8)	Represents the value of accelerated unvested restricted stock calculated by multiplying the number of shares of unvested restricted stock held by Mr. Myones by $21.96, the closing price of our stock on the New York Stock Exchange on December 31, 2008.

(9)	Reflects the estimated present value of the cost of average life insurance provided by us to Mr. Myones; provided, however, that the amount reflected under the heading “Death” reflects the estimated present value of the proceeds payable to Mr. Myones’ beneficiaries upon his death.

Restrictive Covenants

Our obligation to make severance payments to Messrs. Orlando, Pytosh, Simpson, Klett and Myones under each employment agreement described above is conditioned upon such officer complying with his continuing obligations under the restrictive covenants relating to confidentiality, non-competition and non-solicitation of customers and employees in his employment agreement and the execution of a standard form of general release.

Each of the employment agreements contains non-compete, non-solicitation and confidentiality provisions. As set forth in each of the agreements, the restrictive covenants survive termination of employment for the periods set forth below:

Named Executive Officer	Restrictive Covenant	Survival Period

Anthony J. Orlando	Non-Compete	24 months
	Non-Solicit Customers	24 months(1)
	Non-Solicit Employees	24 months(2)
	Confidentiality	60 months
Mark A. Pytosh, John M. Klett, Timothy J. Simpson and Seth Myones	Non-Compete	15 months
	Non-Solicit Customers	18 months(1)
	Non-Solicit Employees	18 months(2)
	Confidentiality	60 months

(1)	18 months following a termination of employment following the expiration of the employment agreement.

(2)	6 months following a termination of employment following the expiration of the employment agreement.

Each of our employment agreements with named executive officers provides for the return of annual bonus awards or other payments, and a forfeiture of unvested equity awards, if required by applicable law, including the Sarbanes Oxley Act of 2002, in the event any bonus payment, stock award or other payment is based upon the satisfaction of financial performance metrics which are subsequently reversed due to a restatement or reclassification of our financial results.

Compensation Committee Interlocks and Insider Participation

None of Mr. Barse (Chair), Mr. Bynoe or Mr. Silberman, the persons who served as members of the Compensation Committee in 2008, were, during that year or previously, an officer or employee of ours or any of our subsidiaries or had any other relationship requiring disclosure herein, except as follows:

Mr. Barse was previously our President and Chief Operating Officer from July 1996 until July 24, 2002.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Employment Arrangements

See the descriptions of our employment agreements with Anthony J. Orlando, Mark A. Pytosh, John M. Klett, Timothy J. Simpson and Seth Myones contained in “Executive Compensation — Employment Arrangements” above.

Company Policies and Procedures

The Audit Committee or a special committee of the Board composed solely of disinterested directors formed for such purpose are responsible for review of “related person transactions” between us and related persons and making determinations regarding and/or approving and authorizing such transactions, or at their discretion, making a recommendation with respect to such related person transactions to the Board. Under SEC rules, a related person is a director, officer, nominee for director, or 5% stockholder of the Company since the beginning of the last fiscal year and their immediate family members. These related person transactions apply to any transaction or series of transactions in which we or one of our subsidiaries is a participant, the amount involved exceeds $120,000 and a related person has a direct or indirect material interest.

Our Policy of Business Conduct, which contains certain provisions setting out conflicts of interest and related party standards, applies to all of our employees, including each of our executive officers, and directors. Our Policy of Business Conduct provides that it is the responsibility of each of our executive officers and directors to advise us, through our general counsel, of any affiliation with public or privately held businesses or enterprises that may create a potential conflict of interest, potential embarrassment to us or possible inconsistency with our policies or values. We annually solicit information from our directors and executive officers in order to monitor potential conflicts of interest. Any nominee for director is also requested to provide us the forgoing information. It is the policy of the Board and of the Audit Committee to apply the standards set forth in our Policy of Business Conduct and under applicable Delaware corporate law and applicable SEC and New York Stock Exchange rules and regulations in reviewing related person transactions and determining whether or not such transactions are reasonable and fair to us.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is composed of three directors. Each of the current directors is independent as defined by the New York Stock Exchange listing standards. The Audit Committee operates under a written charter and key practices approved by the Board. A copy of the charter and key practices is available on the Company’s website at www.covantaholding.com.

Management is responsible for the Company’s internal controls and financial reporting process. Ernst & Young LLP (“Ernst & Young”), a registered independent public accounting firm and the Company’s independent auditors for 2008, are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with management and Ernst & Young to review and discuss the December 31, 2008 financial statements. The Audit Committee also discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee also received written disclosures and the letter from Ernst & Young required by Rule 3526 of the Public Company Accounting Oversight Board (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with Ernst & Young the firm’s independence.

Based upon the Audit Committee’s discussions with management and Ernst & Young, and the Audit Committee’s review of the representations of management and Ernst & Young, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the SEC.

Jean Smith (Chair)
William C. Pate
Richard L. Huber

INDEPENDENT AUDITOR FEES

The following table shows the aggregate fees that we incurred for audit, audit-related, tax and other services rendered by Ernst & Young LLP for the years ended December 31, 2008 and 2007 (in thousands of dollars):

	2008	2007

Audit Fees	$4,051	$4,227
Audit-Related Fees	160	539
Tax Fees	62	42
All Other Fees	2	2

Total	$4,275	$4,810

Audit Fees.  This category includes the fees for professional services performed by Ernst & Young for the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q or services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements for both 2008 and 2007. Fees also include audits of effectiveness of internal controls, statutory and financial audits for our subsidiaries and reviews of registration statements we have filed.

Audit-Related Fees.  This category consists of assurance and related services provided by Ernst & Young that are reasonably related to the performance of an audit or review of our financial statements and are not reported above under “Audit Fees.” In 2008, these services principally related to financial statement audits of employee benefit plans. In 2007, these services principally related to transaction-related services and to financial statement audits of employee benefit plans.

Tax Fees.  This category consists of professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning. The services for fees under this category in both 2008 and 2007 were related principally to international tax compliance services.

All Other Fees.  This category consists of any other products or services provided by Ernst & Young not described above. The services for fees under this category in both 2008 and 2007 related to license accounting research software.

Audit Committee’s Pre-Approval Policies and Procedures

Our Audit Committee Charter and Audit Committee Key Practices require the Audit Committee to pre-approve all permitted non-audit services. It is the Audit Committee’s practice to restrict the non-audit services that may be provided us by our independent auditors primarily to tax services and merger and acquisition due diligence and integration services, and then only when the services offered by the auditor’s firm are more effective or economical than services available from other providers, and, to the extent possible, only after competitive bidding for such services.

In June 2005, the Audit Committee adopted an Audit and Non-Audit Service Pre-Approval Policy, referred to as the “Pre-Approval Policy,” for all permitted work our independent auditors may perform for us. The Pre-Approval Policy provides for the general approval of specific types of services and gives detailed guidance as to the specific types of services eligible for general pre-approval within each of the specifically designated categories of services and provides for maximum dollar amounts for such pre-approved services. Any additional services not described in the Pre-Approval Policy or otherwise exceeding the maximum dollar amounts prescribed by the Pre-Approval Policy for that specified year will require the further advance review and approval of the Audit Committee. Pre-approval of services is generally provided for up to one year. The Audit Committee has delegated the authority to grant any such additional required approval to its Chair between meetings of the Audit Committee, provided that the Chair reports the details of the exercise of any such delegated authority at the next meeting of the Audit Committee. The Pre-Approval Policy prohibits the Audit Committee from delegating to our management the Audit Committee’s responsibilities to pre-approve services performed by the independent auditors.

In pre-approving the services generating fees in 2007 and 2008, the Audit Committee did not rely on the de minimis exception to the SEC pre-approval requirements applicable to audit-related, tax and all other permitted non-audit services.

PROPOSALS BY STOCKHOLDERS

In order for a proposal of a stockholder to be included in the proxy statement and form(s) of proxy relating to our 2010 annual meeting, the proposal must be received by us no later than December 3, 2009. In order to be considered for stockholder action at our 2010 annual meeting, a proposal of a stockholder must be received by us at our principal executive offices no later than February 16, 2010. All stockholder proposals should be directed to the attention of our Secretary at our principal offices as set forth on the first page of this proxy statement.

Timely receipt of a stockholder’s proposal will satisfy only one of various conditions established by the SEC for inclusion in our proxy materials.

INCORPORATION BY REFERENCE

The Audit Committee Report (including reference to the independence of the members of the Audit Committee) is not deemed to be filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate such information by reference.

ANNUAL REPORT

Our Annual Report on Form 10-K for the year ended December 31, 2008, is being mailed together with this proxy statement to all of our stockholders of record. Upon the written request of any stockholder, we will furnish without charge a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 as filed with the SEC. Written requests may be made to Covanta Holding Corporation, 40 Lane Road, Fairfield, New Jersey, 07004 Attention: Vice President, Investor Relations.

By Order of the Board of Directors

Covanta Holding Corporation

Timothy J. Simpson
Secretary

Dated: April 2, 2009

APPENDIX A

COVANTA HOLDING CORPORATION
EQUITY AWARD PLAN
FOR EMPLOYEES AND OFFICERS,
as amended by the
Board of Directors through
February 26, 2009

A-i

A-ii

APPENDIX A

COVANTA HOLDING CORPORATION EQUITY AWARD PLAN FOR
EMPLOYEES AND OFFICERS

Section 1.  Purpose; Definitions.

The purposes of this Plan are to promote the interests of the Company (including any Subsidiaries and Affiliates) and its stockholders by using equity interests in the Company to attract, retain and motivate its management and other eligible persons and to encourage and reward their contributions to the Company’s performance and profitability.

The following capitalized terms shall have the following respective meanings when used in this Plan:

(a) “Administrator” means the Board or any one of its Committees as shall be administering the Plan, in accordance with Section 3 of the Plan.

(b) “Affiliate” means any corporation or other entity controlled by the Company and designated by the Committee as such.

(c) “Applicable Laws” means the legal requirements relating to the administration of plans providing one or more of the types of Awards described in the Plan and the issuance of Shares thereunder pursuant to U.S. state corporate laws, U.S. federal and state securities laws, the Code and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(d) “Award” means a grant of an Option, Restricted Stock, Stock Appreciation Right, Restricted Stock Unit, Performance Share, Performance Unit or other stock-based Award under the Plan, all on a stand alone, combination or tandem basis, as described in or granted under the Plan.

(e) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award. The Award Agreement is subject to the terms and conditions of the Plan.

(f) “Board” means the Board of Directors of the Company.

(g) “Cause” shall mean, unless otherwise determined by the Committee, (i) the conviction of the Recipient for committing, or entering a plea of nolo contendere by the Recipient with respect to, a felony under federal or state law or a crime involving moral turpitude; (ii) the commission of an act of personal dishonesty or fraud involving personal profit in connection with the Recipient’s employment by the Company; (iii) the willful misconduct, gross negligence or deliberate failure on the part of the Recipient to perform his or her employment duties with the Company in any material respect; or (iv) the failure to comply with Company policies or agreements with the Company, in any material respect.

(h) “Code” means the Internal Revenue Code of 1986, as amended or replaced from time to time.

(i) “Committee” means the Compensation Committee of the Board, or another committee appointed by the Board to administer the Plan, in accordance with Section 3 of the Plan.

(j) “Common Stock” means the common stock, par value $.10, of the Company.

(k) “Company” means Covanta Holding Corporation, a Delaware corporation.

(l) “Director” means a director serving on the Board of the Company who is not also an employee of the Company or any Subsidiary or Affiliate thereof; who has not been an employee of the Company during the taxable year or an officer of the Company at any time; and who has been duly elected to the Board by the stockholders of the Company or by the Board under applicable corporate law. Neither service as a Director nor payment of a director’s fee by the Company shall, without more, constitute “employment” by the Company.

(m) “Disability” means permanent and total disability as determined under procedures established by the Committee for the purposes of the Plan; provided, however, that (i) with respect to an Incentive Stock

Option, such Disability must also fall within the meaning of “permanent and total disability” as defined in Section 22(e)(3) of the Code, and (ii) with respect to all Awards, to the extent required by Section 409A of the Code, such Disability must also fall within the meaning of “disability” as defined in Section 409A of the Code.

(n) “Effective Date” means the date described in Section 18(a) of the Plan.

(o) “Employee” means any common-law employee of the Company or a Subsidiary or Affiliate of the Company, including Officers employed by the Company or any Subsidiary or Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall, without more, constitute “employment” by the Company.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto, or the rules and regulations promulgated thereunder.

(q) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on the American Stock Exchange Composite Tape, its Fair Market Value shall be either the mean of the highest and lowest reported sale prices of the stock (or, if no sales were reported, the average of the closing bid and asked price) or the last reported sales price of the stock, as determined by the Committee in its discretion, on the American Stock Exchange for any given day or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on the NASDAQ Stock Market as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be either the mean between the high bid and low asked prices or the last asked price, as determined by the Committee for the Common Stock on any given day, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(iii) In the absence of an established regular public market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee pursuant to a reasonable application of a reasonable valuation method in accordance with the provisions of Section 409A of the Code and the regulations thereunder and, with respect to an Incentive Stock Option, in accordance with such regulations as may be issued under the Code; provided that with respect to an individual described in Section 8(a)(i)(A) hereof, this Section 1(q)(iii) shall not be available if the resulting price fails to represent the Fair Market Value of the stock on the date of grant as determined in accordance with Sections 1(q)(i) or (ii) above.

(r) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(s) “Mature Shares” means any shares held by the Recipient for a minimum period of 6 months.

(t) “Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option.

(u) “Officer” unless otherwise noted herein, means a person who is an officer of the Company or a Subsidiary or Affiliate.

(v) “Option” means a stock option granted pursuant to the Plan.

(w) “Participant” means an Employee or Officer who holds an outstanding Award.

(x) “Performance Award” means an Award granted pursuant to Section 11(b) of the Plan.

(y) “Performance Share” means an Award granted pursuant to Section 13(c) of the Plan.

(z) “Performance Unit” means an Award granted pursuant to Section 13(d) of the Plan.

(aa) “Plan” means this Equity Award Plan.

(bb) “Recipient” means an Employee or Officer who holds an outstanding Award.

(cc) “Restricted Stock” means shares of Common Stock acquired pursuant to an Award granted pursuant to Section 10 of the Plan.

(dd) “Restricted Stock Unit” means a notional account established pursuant to an Award granted pursuant to Section 10 of the Plan that is (i) valued solely by reference to shares of Common Stock, (ii) subject to restrictions specified in the Award Agreement, and (iii) payable in Common Stock, cash or a combination thereof. The Restricted Stock Unit awarded to the Participant will vest according to time-based or performance-based criteria specified in the Award Agreement.

(ee) “Retirement” means a Service Provider’s retirement from active employment with the Company or any Subsidiary or Affiliate as determined under a pension plan of the Company or any Subsidiary or Affiliate applicable to the Service Provider; or the Service Provider’s termination of employment at or after age 55 under circumstances that the Committee, in its sole discretion, deems equivalent to retirement.

(ff) “Service Provider” means an Employee or Officer. A Service Provider who is an Employee shall not cease to be a Service Provider (i) during any leave of absence approved by the Company; provided that, for purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract; or (ii) as a result of transfers between locations of the Company or between the Company and any Subsidiary or Affiliate. If reemployment upon expiration of a leave of absence approved by the Company is not guaranteed by statute or contract, then on the 91st day of such leave any Incentive Stock Option held by the Recipient shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option.

(gg) “Stock Appreciation Right” means an Award granted pursuant to Section 11(a) of the Plan.

(hh) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(ii) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

Section 2.  Stock Subject to the Plan.

Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares available for grants of Awards under the Plan is 12,000,000 Shares. The maximum aggregate number of Incentive Stock Options that may be issued under the Plan is 12,000,000. The Shares subject to an Award under the Plan may be authorized but unissued, or reacquired Common Stock or treasury shares. Except as otherwise provided in Section 14 of the Plan, no Recipient may be granted Awards in any calendar year with respect to more than 250,000 Shares of Restricted Stock or Restricted Stock Units and Options to purchase 650,000 Shares, 250,000 Performance Shares or $5.0 million of Performance Units. In determining the number of Shares with respect to which a Recipient may be granted an Award in any calendar year, any Award which is cancelled shall count against the maximum number of Shares for which an Award may be granted to a Recipient.

If an Award expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or other Award, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, and the original Recipient of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

Section 3.  Administration of the Plan.

(a) Administration.  The Plan shall be administered by the Compensation Committee of the Board, or another Committee that may be appointed by the Board for this purpose in accordance with Applicable Laws. Such Committee shall consist of two or more members of the Board each of whom is a “disinterested person” as defined in Rule 16b-3(c)(2)(i) of the General Rules and Regulations promulgated under the Exchange Act; and all of whom, in addition, shall constitute “outside directors” for purposes of granting “performance-based compensation” awards under Treas. Reg. Sec. 1.162-27(e)(3) and Section 162(m)(4)(C) of the Code. (Such “outside directors” shall be appointed by, and may be removed by, such Board.) Committee members shall serve for such term(s) as the Board may determine, subject to removal by the Board at any time. The Committee shall act by a majority of its members, or if there are only two members of such Committee, by unanimous consent of both members. If at any time there is no Committee in office, the functions of the Committee specified in the Plan shall be carried out by the Board.

(b) Powers of the Committee.  Except for the terms and conditions explicitly set forth in the Plan, the Committee shall have exclusive authority, in its discretion, to determine the Fair Market Value of the Common Stock in accordance with Section 1(q) of the Plan and to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted an Award, the type of Award, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, including, without limitation, vesting, acceleration of vesting, exercisability, termination, substitution, cancellation, forfeiture, or repurchase of an Award and the terms of any instrument that evidences the Award. The Committee shall also have exclusive authority to interpret the Plan and its rules and regulations, and to make all other determinations deemed necessary or advisable under or for administering the Plan, subject to Section 16 of the Plan. All actions taken and determinations made by the Committee pursuant to the Plan shall be conclusive and binding on all parties involved or affected. The Committee may, by a majority of its members then in office, authorize any one or more of its members or any Officer of the Company to execute and deliver documents on behalf of the Committee, or delegate to an Officer of the Company the authority to make decisions pursuant to Section 8 of the Plan, provided that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Awards to persons subject to Section 16 of the Exchange Act.

(c) Compliance with Section 409A of the Code.  Awards granted under this Plan shall be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code and the regulations thereunder. To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement shall incorporate the terms and conditions necessary to avoid the imposition of an additional tax under Section 409A of the Code upon a Participant. Notwithstanding any other provision of the Plan or any Award Agreement (unless the Award Agreement provides otherwise with respect to this Section): (i) an Award shall not be granted, deferred, accelerated, extended, paid out, settled, substituted or modified under this Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant; and (ii) if an Award constitutes “deferred compensation” within the meaning of Section 409A of the Code, and if the Participant holding the Award is a “specified employee” (as defined in Section 409A of the Code, with such classification to be determined in accordance with the methodology established by the Company), no distribution or payment of any amount shall be made before a date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code) or, if earlier, the date of the Participant’s death. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or non-United States law. Neither the Company, its Subsidiaries and Affiliates, nor their respective directors, officer, employees or advisers shall be liable to any Participant (or any other individual claiming a benefit through the Participant) for any tax, interest, or penalties the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

Section 4.  Eligibility for Awards.

Non-Qualified Stock Options and other Awards may be granted to Employees and Officers who are Employees. In addition, an Award may be granted to a person who is offered employment by the Company, a Subsidiary or an Affiliate, provided that such Award shall be immediately forfeited if such person does not accept such offer of employment within such time period as the Company, Subsidiary or Affiliate may establish. If otherwise eligible, an Employee or Officer who has been granted an Option or other Award may be granted additional Options or other Awards.

Section 5.  Limitations on Options.

Each Option shall be designated in the written Award Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the Options are amended; the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Recipient during any calendar year (under all plans of the Company and any Subsidiary or Affiliate) exceeds $100,000; or other circumstances exist that would cause the Options to lose their status as Incentive Stock Options, such Options shall be treated as Non-Qualified Stock Options. For purposes of this Section 5, Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted. If an Option is granted hereunder that is part Incentive Stock Option and part Non-Qualified Stock Option due to becoming first exercisable in any calendar year in excess of $100,000, the Incentive Stock Option portion of such Option shall become exercisable first in such calendar year, and the Non-Qualified Stock Option portion shall commence becoming exercisable once the $100,000 limit has been reached.

Section 6.  Term of Plan.

The Plan shall become effective upon the approval by the stockholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 16 of the Plan.

Section 7.  Term of Option.

The term of each Option shall be stated in the Award Agreement but shall be no longer than ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Recipient who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary (taking into account the attribution rules under Section 424(d) of the Code), the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

Section 8.  Option Exercise Price and Consideration.

(a) Exercise Price.  The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Committee, subject to the following:

(i) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary (taking into account the attribution rules under Section 424(d) of the Code), the per Share exercise price shall be not less than 110% of the Fair Market Value per Share on the date of grant, or

(B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be not less than 100% of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than 100% of the Fair Market Value per Share on the date of grant.

(b) Waiting Period and Exercise Dates.  The Committee shall have the authority, subject to the terms of the Plan, to determine any vesting restriction or limitation or waiting period with respect to any Option granted to a Recipient or the Shares acquired pursuant to the exercise of such Option.

(c) Form of Consideration.  The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Committee shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i) cash (in the form of a certified or bank check or such other instrument as the Company may accept);

(ii) other Mature Shares owned on the date of exercise of the Option by the Recipient (and, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to an Award hereunder) based on the Fair Market Value of the Common Stock on the date the Option is exercised; provided, however, that in the case of an Incentive Stock Option, the right to make a payment in the form of already owned Shares may be authorized only at the time the Option is granted; and provided that if payment is made in the form of Restricted Stock, the number of equivalent shares of Common Stock to be received shall be subject to the same forfeiture restrictions to which such Restricted Stock was subject, unless otherwise determined by the Committee;

(iii) any combination of (i) and (ii) above;

(iv) at the discretion of the Committee, by delivery of a properly executed exercise notice together with such other documentation as the Committee and a qualified broker, if applicable, shall require to effect an exercise of the Option, and delivery to the Company of the sale or loan proceeds required to pay the exercise price, subject, however, to Section 18(f) of the Plan; or

(v) such other consideration and method of payment for the issuance of Shares to the extent permitted by the Committee and Applicable Laws.

Section 9.  Exercise of Option.

(a) Procedure for Exercise; Rights as a Stockholder.  Except as otherwise authorized by the Committee, any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. If the Committee provides that any Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. The Committee may at any time, in whole or in part, accelerate the exercisability of any Option.

An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Committee in accordance with Section 8(c) of the Plan and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Recipient. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to such Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan.

Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Relationship as Employee or Officer.  If a Recipient ceases to be a Service Provider, other than for Cause or upon the Recipient’s death, Disability or Retirement, the Recipient, subject to the restrictions of this Section 9(b), may exercise his or her Option within the time specified in this Section 9(b) to the extent that the Option is vested on the date of termination, including any acceleration of vesting granted by the Committee, and has not yet expired as set forth in the Award Agreement. Unless otherwise set forth in the Award Agreement, such Option may be exercised as follows: (i) if the Option is a Non-Qualified Stock Option, it shall remain exercisable for the lesser of the remaining term of the Option or twelve (12) months from the date of such termination of the relationship as a Service Provider; or (ii) if the Option is an Incentive Stock Option, it shall remain exercisable for the lesser of the term of the Option or three (3) months following the Recipient’s termination of his relationship as a Service Provider; provided, however, that if the Recipient dies within such three-month period, any unexercised Option held by such Recipient shall notwithstanding the expiration of such three-month period continue to be exercisable (to the extent to which it was exercisable at the time of death) for the lesser of a period of twelve (12) months from the date of such death; the expiration of the stated term of such Option; or the exercise period that applies for purposes of Section 422 of the Code. If, on the date of termination, the Recipient is not vested as to his or her entire Option and the Committee has not granted any acceleration of vesting, the Shares covered by the unvested portion of the Option shall revert to the Plan. If a Recipient ceases to be a Service Provider for Cause, the Option shall immediately terminate, and the Shares covered by such Option shall revert to the Plan. If, after termination, the Recipient does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

Notwithstanding the above, in the event of a Recipient’s change in status from Employee to non-Employee Officer or Director, the Recipient shall not automatically be treated as if the Recipient terminated his relationship as a Service Provider, nor shall the Recipient be treated as ceasing to provide services to the Company solely as a result of such change in status. In the event a Recipient’s status changes from Employee to non-Employee Officer or Director, an Incentive Stock Option held by the Recipient shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option three months and one day following such change of status.

(c) Disability of Recipient.  If, as a result of the Recipient’s Disability, a Recipient ceases to be a Service Provider, the Recipient may exercise his or her Option subject to the restrictions of this Section 9(c) and within the period of time specified herein to the extent the Option is vested on the date of termination, including any acceleration of vesting granted by the Committee, and has not yet expired as set forth in the Award Agreement. Unless otherwise set forth in the Award Agreement, such Option shall be exercisable for the lesser of the remaining period of time specified in the Award Agreement or twelve (12) months from the date of such termination. If, on the date of termination, the Recipient is not vested as to his or her entire Option and the Committee has not granted any acceleration of vesting, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Recipient does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods applicable under Section 422 of the Code, such Option will thereafter be treated as a Non-Qualified Stock Option.

(d) Death of Recipient.  If a Recipient dies while an Employee, the Option may be exercised subject to the restrictions of this Section 9(d) and within such period of time as is specified in the Award Agreement (but in no event later than the earlier of twelve (12) months from the date of such death or the expiration of the term of such Option as set forth in the Award Agreement), but only to the extent that the Option is vested on the date of death, including any acceleration of vesting granted by the Committee, and has not yet expired as set forth in the Award Agreement. If, at the time of death, the Recipient is not vested as to his or her entire Option and the Committee has not granted any acceleration of vesting, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Recipient’s estate or, if none, by the person(s) entitled to exercise the Option under the Recipient’s will or the applicable laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. In the event of termination of employment by reason of death, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Option will thereafter be treated as a Non-Qualified Stock Option.

(e) Retirement of Recipient.

(i) Non-Qualified Stock Options.  If, as a result of the Recipient’s Retirement, a Recipient ceases to be a Service Provider, the Recipient may, subject to the restrictions of this Section 9(e), exercise his or her Non-Qualified Stock Option within the time specified herein to the extent the Option is vested on the date of termination, including any acceleration of vesting granted by the Committee, and has not yet expired as set forth in the Award Agreement. Unless otherwise set forth in the Award Agreement, such Option may be exercised for the lesser of the remaining period of time specified in the Award Agreement or three (3) years following the Recipient’s Retirement. Notwithstanding the foregoing, if the Recipient dies within such three (3)-year (or shorter) period, any unexercised Non-Qualified Stock Option held by such Recipient shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of twelve (12) months from the date of death or the expiration of the stated term of such Option, whichever period is shorter.

(ii) Incentive Stock Options.  If the Recipient holds an Incentive Stock Option and ceases to be a Service Provider by reason of his or her Retirement, such Incentive Stock Option may continue to be exercisable by the Recipient to the extent to which it was exercisable at the time of Retirement for a period of three (3) months from the date of Retirement or the expiration of the stated term of such Option, whichever period is the shorter. Notwithstanding the foregoing, if the Recipient dies within such three-month period, any unexercised Incentive Stock Option held by such Recipient shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of twelve (12) months from the date of such death; the expiration of the stated term of such Option; or the exercise period that applies for purposes of Section 422 of the Code, whichever period is the shorter.

If, on the date of termination due to Retirement, the Recipient is not vested as to his or her entire Option and the Committee has not granted any acceleration of vesting, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination due to Retirement, the Option is not exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(f) Cash out Provisions.  On receipt of written notice of exercise, to the extent permitted by Section 409A of the Code and the regulations thereunder, the Committee may elect, but shall not be required to, to cash out all or any part of the shares of Common Stock for which an Option is being exercised by paying the Recipient an amount, in cash, equal to the excess of the Fair Market Value of the Common Stock over the option price times the number of shares of Common Stock for which an Option is being exercised on the effective date of such cash out. Cash outs pursuant to this Section 9(f) relating to Options held by Recipients who are actually or potentially subject to Section 16(b) of the Exchange Act shall comply with the provisions of Section 16 of the Exchange Act and the rules promulgated thereunder, to the extent applicable.

Section 10.  Restricted Stock and Restricted Stock Units.

(a) Awards of Restricted Stock and Restricted Stock Units.  Shares of Restricted Stock or Restricted Stock Units may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the individuals to whom it will award Restricted Stock or Restricted Stock Units under the Plan, and it shall advise the Recipient in writing, by means of an Award Agreement, of the terms, conditions and restrictions related to the Award, including the number of Shares or Restricted Stock Units to be awarded to the Recipient, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in this Section 10. The Committee may condition the grant or vesting of Restricted Stock or Restricted Stock Units upon the attainment of specified performance goals of the Recipient or of the Company, Subsidiary or Affiliate for or within which the Recipient is primarily employed, or upon such other factors as the Committee shall determine. The provisions of an Award need not be the same with respect to each Recipient. The terms of the Award of Restricted Stock or Restricted Stock Units shall comply in all respects with Applicable Law and the terms of the Plan.

(b) Awards and Certificates.  Each Award shall be confirmed by, and subject to the terms of, an Award Agreement. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. The Committee may require that the certificates evidencing such Shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Recipient shall have delivered to the Company a stock power, endorsed in blank, relating to the Common Stock covered by such Award. Any certificate issued with respect to Shares of Restricted Stock shall be registered in the name of such Recipient and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award, substantially in the following form:

“The transferability of this certificate and the shares of Stock represented hereby are subject to the terms and conditions (including forfeiture) of the Covanta Holding Corporation Equity Award Plan for Employees and Officers and an Award Agreement. Copies of such Plan and Award Agreement are on file at the office of the Secretary of Covanta Holding Corporation.”

If and when the Restriction Period (hereinafter defined) expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the Recipient may request that unlegended certificates for such Shares be delivered to the Recipient.

(c) Terms and Conditions.  Shares of Restricted Stock and Restricted Stock Units shall be subject to the following terms and conditions:

(i) Restriction Period.  Subject to the provisions of the Plan and the terms of the Award Agreement, during a period set by the Committee, commencing with the date of such Award (the “Restriction Period”), the Recipient shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Shares of Restricted Stock or Restricted Stock Units (the “Restrictions”). The Committee may provide for the lapse of such Restrictions in installments or otherwise and may accelerate or waive such Restrictions, in whole or in part, in each case based on period of service, performance of the Recipient or of the Company, Subsidiary or Affiliate, division or department for which the Recipient is employed or such other factors or criteria as the Committee may determine. Notwithstanding the foregoing, if the Recipient of a Restricted Stock Award or Restricted Stock Unit is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to the grant may not, without the written consent of the Committee, be sold or otherwise disposed of within six (6) months following the date of grant. The Committee may, in its discretion, impose a limit on the number of Shares that a Recipient may receive in any twelve (12)-month period in an Award of Restricted Stock or Restricted Stock Units.

(ii) Rights of Restricted Stock Recipients.  Except as provided in Section 10(c) of the Plan, the applicable Award Agreement and Applicable Law, the Recipient shall have, with respect to the Shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Common Stock that is the subject of the Award Agreement, including, if so provided in the Award Agreement, the right to vote the Shares and the right to receive any cash dividends. Unless otherwise determined by the Committee in the applicable Award Agreement and subject to Section 18(e) of the Plan, for the Restriction Period, (A) cash dividends on the Shares of Common Stock that are the subject of the Award Agreement shall be automatically deferred and reinvested in additional Restricted Stock and (B) dividends payable in Common Stock shall be paid in the form of Restricted Stock. If there is a pro rata distribution of warrants or other rights to acquire shares of Common Stock, then the Recipient shall have the right to participate in or receive such warrants or other rights, provided, however, that any shares of Common Stock acquired pursuant to the exercise of such warrants or other rights shall be subject to the same vesting requirements and restrictions as the underlying Common Stock.

(iii) Rights of Restricted Stock Unit Recipients.  The recipient of Restricted Stock Units shall not have any of the rights of a stockholder of the Company and has no right to vote any shares of Common Stock or to receive any cash dividend. The Committee shall be entitled to specify in a Restricted Stock Unit Award Agreement that a Recipient is entitled to receive dividend equivalents in the form of rights to receive additional Restricted Stock Units based on the value of any cash dividends the Company pays.

(iv) Termination of Service Provider Relationship.  Except to the extent otherwise provided in the applicable Award Agreement or the Plan, if a Recipient ceases to be a Service Provider for any reason during the Restriction Period, all Shares or Restricted Stock Units still subject to restriction shall be forfeited by the Recipient. Without limiting the foregoing, an Award Agreement may, at the Committee’s discretion, allow for vesting to continue after termination of employment with the Company, provided the Recipient remains an Employee of any Subsidiary or Affiliate of the Company.

(d) Other Provisions.  The Award Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion, including, without limitation, provisions relating to tax matters including wage withholding requirements; prohibitions on elections by the Recipient under Section 83(b) of the Code; and “gross-up” payments to Recipients to satisfy tax liabilities. In addition, the terms of the Award Agreements for Restricted Stock need not be the same with respect to each Recipient.

Section 11.  Deferral of Restricted Stock Award.

(a) The Committee may, in its sole discretion, authorize an Employee or Officer to elect to defer the ownership of the Shares of Common Stock otherwise issuable pursuant to Section 10. Any such election shall be made in writing in the form prescribed by the Committee, and shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion. In no event, however, shall any deferral be permitted to the extent prohibited by Applicable Laws or to the extent the deferral would impose additional taxes or penalties under Section 409A of the Code and the regulations thereunder.

(b) An election to defer pursuant to (a) above with respect to Shares of Restricted Stock must be made (i) within 30 days of the grant of the Restricted Stock Award, and (ii) at least 12 months in advance of the date of vesting of any of the Shares of Common Stock covered by the Restricted Stock Award.

(c) At the time of the deferral election described in this Section 11, the Employee or Officer may select the date for the issuance or receipt of the deferred Shares. If the Employee or Officer does not select a date for the issuance of deferred Shares, the deferred Shares will be issued upon termination of his or her service as an Employee or Officer.

Section 12.  Other Awards.

The Committee, in its sole discretion, but subject to the terms of the Plan, may grant the following types of Awards (in addition to or in combination with the Awards of Options and Restricted Stock described above) under this Plan on a stand alone, combination or tandem basis:

(a) Stock Appreciation Right.  The Committee may grant a right to receive the excess of the Fair Market Value of a Share on the date the Stock Appreciation Right is exercised over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted (the “Spread”). Upon exercise of a Stock Appreciation Right, the Spread with respect to a Stock Appreciation Right will be payable in cash, Shares with a total Fair Market Value equal to the Spread or a combination of these two. With respect to Stock Appreciation rights that are subject to Section 16 of the Exchange Act, however, the Committee shall retain sole discretion (i) to determine the form in which payment of the Stock Appreciation Right will be made (cash, Shares, or any combination thereof) or (ii) to approve an election by a Recipient to receive cash in full or partial settlement of Stock Appreciation Rights. Each Award Agreement for Stock Appreciation Rights shall provide that Stock Appreciation Rights under the Plan may not be exercised earlier than six (6) months from the date of grant. The terms of the Award Agreements granting Stock Appreciation Rights need not be the same with respect to each Recipient. A Stock Appreciation Right shall be subject to adjustment as provided in Section 14 of the Plan.

(b) Performance Award.  The Committee may grant a Performance Award based on the performance of the Recipient over a specified performance period. A Performance Award may be awarded to an Employee contingent upon future performance of the Company or any Affiliate, Subsidiary, division or department thereof in which such Employee is employed, if applicable, during the performance period. The Committee shall establish the performance measures applicable to such performance prior to the beginning of the performance period, but subject to such later revisions as the Committee may deem appropriate to reflect significant, unforeseen events or changes. The Performance Award may consist of a right to receive Shares (or cash in an amount equal to the Fair Market Value thereof) or the right to receive an amount equal to the appreciation, if any, in the Fair Market Value of Shares over a specified period. Each Performance Award shall have a maximum value established by the Committee at the time such Award is made. In determining the value of Performance Awards, the Committee shall take into account the Recipient’s responsibility level, performance, potential, other Awards and such other considerations as it deems appropriate. Payment of a Performance Award may be made following the end of the performance period in cash, Shares (based on the Fair Market Value on the payment date) or a combination thereof, as determined by the Committee, and in a lump sum or installments as determined by the Committee. Except as otherwise provided in an Award Agreement or as determined by the Committee, a Performance Award shall terminate if the Recipient does not remain continuously in the employ of the Company at all times during the applicable performance period. The terms of the Award Agreements granting a Performance Award need not be the same with respect to each Recipient.

(c) Performance Shares.  The Committee may grant performance shares under the Equity Award Plan that will result in a payment to a Participant. Performance Shares may be awarded to an Employee contingent upon future performance of the Company or any Affiliate, Subsidiary, division or department thereof in which such Employee is employed, if applicable, during the performance period. The Committee will set the performance periods and performance objectives that, depending on the extent to which they are met, will determine the number of Performance Shares payable in cash, shares or a combination of cash and shares, as applicable. Each Performance Share must have an initial value equal to the Fair Market Value of a share of Common Stock on the date of grant. Unless otherwise provided in an Award or by the Committee, Performance Share Awards terminate if the Recipient does not remain an Employee of the Company, or its Affiliates or Subsidiaries at all times during the applicable performance period. The terms of the Award Agreements granting Performance Shares need not be the same with respect to each Participant.

(d) Performance Units.  A Performance Unit is designated in a dollar amount of cash. The Committee may grant Performance Units that will result in a payment to a Participant only if performance goals established by the Committee are achieved. The Committee will set the performance periods and performance objectives that, depending on the extent to which they are met, will determine the amount of Performance Units payable in cash, Shares or a combination of cash and Shares, as applicable. Performance Units will have an initial dollar value established by the Committee prior to the grant date. Unless otherwise provided in an Award or by the Committee, Performance Unit awards terminate if the Recipient does not remain an Employee of the Company, or its Affiliates or Subsidiaries at all times during the applicable performance period. The terms of the Award Agreements granting Performance Units need not be the same with respect to each Recipient.

(e) Other Stock-Based Awards.  The Committee may, in its discretion, grant other Share-based Awards which are related to or serve a similar function to those Awards set forth in this Section 12.

Section 13.  Non-Transferability of Awards.

Unless otherwise specified by the Committee in the Award Agreement, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by (i) will or by the laws of descent or distribution or (ii) pursuant to a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder). Options and other Awards may be exercised, during the lifetime of the Participant, only by the Participant or by the guardian or legal representative of the Participant or by an alternate payee pursuant to a qualified domestic relations order. If the Committee makes an Award transferable, such Award shall contain such additional terms and conditions as the Committee deems appropriate. Any attempt to assign, pledge or otherwise transfer any Award or of any right or privileges conferred thereby, contrary to the Plan, or the sale or levy or similar process upon the rights and privileges conferred hereby, shall be void.

Section 14.  Adjustments Upon Changes in Capitalization.

Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that (a) conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration;” and (b) no adjustment shall be made below par value and no fractional shares of Common Stock shall be issued. Such adjustment shall be made by the Board in its sole discretion, whose determination in that respect shall be final, binding and conclusive. In the event of an extraordinary cash dividend, the Committee may, in its sole discretion, equitably adjust the aggregate number of Shares available under the Plan, as well as the exercise price, number of Shares and other appropriate terms of any outstanding Award in order to preserve the intended benefits of the Plan. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

Section 15.  Date of Grant.

The date of grant of an Award shall be, for all purposes, the date on which the Committee makes the determination granting such Award, or such other later date as is determined by the Committee. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

Section 16.  Term; Amendment and Termination of the Plan.

(a) Amendment and Termination.  Subject to this Section 16 and Section 18(f), the Board may at any time amend, alter, suspend or terminate the Plan, including without limitation to provide for the transferability of any or all Options to comply with or take advantage of rules governing registration of shares. Subject to Section 18(f) and the other terms of the Plan, the Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Recipient without the Recipient’s consent.

(b) Stockholder Approval.  The Company shall obtain stockholder approval of any material Plan amendment and any amendment to the extent necessary and desirable to comply with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the Applicable Law, rule or regulation.

(c) Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Recipient (except such an amendment made to comply with applicable law, including without limitation, Section 409A of the Code, stock exchange rules or accounting rules), unless mutually agreed otherwise between the Recipient and the Committee, which agreement must be in writing and signed by the Recipient and the Company.

Section 17.  Conditions Upon Issuance of Shares.

(a) Legal Compliance.  Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Committee may cause a legend or legends to be placed on any certificates for Shares or other securities delivered under the Plan as it may deem appropriate to make reference to such legal rules and restrictions, or to impose any restrictions on transfer.

(b) Withholding Obligations.  No later than the date as of which an amount first becomes includible in the gross income of the Recipient for federal income tax purposes with respect to any Award under the Plan, the Recipient shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with vested Common Stock, including vested Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned on such payment or arrangements, and the Company, its Subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Recipient. The Committee may establish such procedures as it deems appropriate, including the making of irrevocable elections, for the settlement of withholding obligations with vested Common Stock.

(c) Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

(d) Grants Exceeding Allotted Shares.  If the Stock covered by an Award exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Award shall be void with respect to such excess Shares, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Applicable Law and Section 16(b) of the Plan.

Section 18.  General Provisions.

(a) Term of Plan.  This Plan shall become effective upon its approval by the stockholders of the Company (“Effective Date”), subject to the approval of the Company’s stockholders on or before the first anniversary of the date of its adoption by the Board. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws and the rules of any stock exchange upon which the Common Stock is listed. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 16 of the Plan.

(b) No Contract of Employment.  Neither the Plan nor any Award hereunder shall confer upon an individual any right with respect to continuing such individual’s employment relationship with the Company, nor shall they interfere in any way with such individual’s right or the Company’s right to terminate such employment relationship at any time, with or without cause.

(c) Severability.  In the event that any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(d) Governing Law.  The Plan and all Awards made and actions thereunder shall be governed by and construed in accordance with the laws of the state of Delaware.

(e) Dividends.  The reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall be permissible only if sufficient shares of Common Stock are available under the Plan for such reinvestment (taking into account then outstanding Options and other Awards).

(f) Prohibition on Loans to Participants.  The Company shall not lend funds to any Participant for the purpose of paying the exercise or base price associated with any Award or for the purpose of paying any taxes associated with the exercise or vesting of an Award.

(g) Performance-Based Compensation.  The Committee may designate any Award as “performance-based compensation” for purposes of Section 162(m) of the Code. Accordingly, in the case of such Awards, the Plan shall be administered and the provisions of the Plan or any related Award Agreement shall be interpreted in a manner consistent with Section 162(m) of the Code. Any Awards designated as “performance-based compensation” shall be conditioned on the achievement of objective tests based on one or more of the following performance measures as determined by the Committee:

(i) earnings;

(ii) operating profits (including measures of earnings before interest, taxes, depreciation and amortization (“EBITDA”), or adjusted EBITDA);

(iii) free cash flow or adjusted free cash flow;

(iv) cash from operating activities;

(v) revenues;

(vi) financial return ratios;

(vii) market performance;

(viii) stockholder return and/or value;

(ix) net profits;

(x) earnings per share;

(xi) profit returns and margins;

(xii) stock price;

(xiii) working capital;

(xiv) capital investments;

(xv) returns on capital investments;

(xvi) discounted cash flows; and

(xvii) changes between years or periods that are determined with respect to any of the above-listed performance criteria.

Performance criteria may be measured solely on a Company, Subsidiary or business unit basis, on specific capital projects or groups of projects or a combination thereof. Further, performance criteria may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected performance criteria. The measure for any such award may include or exclude items to retain the intents and purposes of specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts, acceleration of payments, costs of capital invested, discount factors, and any unusual or nonrecurring gain or loss. In order to qualify as performance-based under Section 162(m), the performance criteria will be established before 25% of the performance period has elapsed and will not be subject to change (although future awards may be based on different performance criteria). The performance periods may extend over one to five calendar years, and may overlap one another, although no two performance periods may consist solely of the same calendar years.

(h) Unfunded Status of Plan.  It is intended that the Plan constitute an “unfunded” plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payment; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

(i) Liability of Committee Members.  Except as provided under Applicable Law, no member of the Board or the Committee will be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any Award under it. Neither the Company, the Board of Directors nor the Committee, nor any Subsidiary or Affiliate, nor any directors, officers or employees thereof, shall be liable to any Participant or other person if it is determined for any reason by the Internal Revenue Service or any court that an Incentive Stock Option granted hereunder does not qualify for tax treatment as an “incentive stock option” under Section 422 of the Code.

APPENDIX B

Covanta Holding Corporation
2008 Executive Compensation
General Industry Survey Participants List

3M
7-Eleven
A&P
A.G. Edwards
A.T. Cross
AAA
AAF McQuay International
AAI
AARP
ABB Inc
Abbott Laboratories
ABC
Abercrombie & Fitch -CL A
ABM Industries Inc
Accenture
Accredo Health Inc
ACH Food
ACI Worldwide
ACS
Acuity Brands Inc
Acumed LLC
Acushnet Company
ADC Telecommunications
Adidas America
Administaff Inc
Adobe Systems Inc
ADP Employer Services
Adtran Incorporated
Advance Publications
Advanced Health Media
Advanced Medical Optics
Advanced Micro Devices
Advanced Micro Devices
Advanta
Advics North America Inc
ADVO
Aegon USA
Aerojet
Aeronix Inc
Aetna
Affiliated Comp Svcs -CL A
AFLAC
AGC Houston
Agere Systems Inc
Agilent Technologies Inc
AIG
AIM Healthcare Services
Air Products & Chemicals Inc
Airgas Inc
Airlines Reporting Corp
Aisin Automotive
AK Steel Holding Corp
Akzo Nobel Inc
Alaska Air Group Inc
Alberto-Culver Co
Albertson’s Inc
Alcatel USA
Alcoa Inc
Alcon Laboratories
Alexander & Baldwin Inc
Alfa Laval Inc
Allbritton Communications — KATV
Allergan Inc
Allete
Alliance Data Systems
Alliance One Intl Inc
Alliant Techsystems Inc
Allianz
Allied Building Products Corp
Allied Waste Industries Inc
Allstate
Alsac St Jude
Alstom Power
Altana Pharma
Altria Group Inc
AMC Entertainment Inc
Ameren
America Online
American Academy of Orthopedic
Surgery
American Airlines
American Airlines Publishing
American Axle & Mfg Holdings
American Casino & Entertainment
Properties
American Chemical Society
American Dehydrated Foods Inc
American Express Credit Card
American Family Insurance
American Greetings Corporation
American Power Conversion CP
American Red Cross
American Retirement Corp
American Standard Companies
American Superconductor
American United Life
American University
American Water Works
AmeriGas Propane Inc
Amerinet Central
AmeriPride Services Inc
Ameriprise Financial
Ameriquest Mortgage
Amerisourcebergen Corp
Ameritrade
Amern Eagle Outfitters Inc
Ameron
Ames True Temper
Ametek
Amgen Inc
Amphenol Corp
AMR Corp/DE
AmSouth
Anadarko Petroleum Corp
Analog Devices
Andersons Inc
Andrew Corporation
Anheuser-Busch Cos Inc
Anntaylor Stores Corp
Anteon Corporation
AOC
APAC
Apache Corp
APL
Apollo Group Inc
Apple Computer
Applebee’s International
Applera Corp
Applied Industrial Tech Inc
Applied Materials Inc
Applied Technology & Mgmt
Apria Healthcare Group Inc
Aramark Corporation
Arby’s Restaurant Group
Archer Daniels Midland Company
Archstone-Smith
Arctic Cat
Argo-Tech Corporation
Arinc Inc
Armstrong World Industries
Arrow Electronics Inc
Arrowpoint Corporation
Arup
ArvinMeritor
Ascension Parish School Board
Ashland Inc
Asset Marketing Service Inc
Asset Marketing Systems
Associated Banc-Corp
Assurant Health
AstraZeneca
AT&T
Atlantic Scientific Corp
Atmel Corp
Audiovox Corp -CL A
Aurora Healthcare
Aurora Loan Services
Austin Industries
Auto Club Group
Autoliv Inc
Automatic Data Processing
Automobile Club of S CA
Autonation Inc
AutoZone
Avaya
Avery Dennison Corp
Avista
Avnet Inc
Avon Products
AXA Equitable
Babcock & Wilcox Company
Babson College
BAE Systems — CNI Division
Baiichi Sankyo
Baker & Hostetler LLP
Baker Hughes Inc
Ball Corporation
Bank North
Bank of America
Bank of the West
Banta Corporation
Baptist Health System
Bard (C.R.) Inc
Barloworld Ind’l Distribution
Barloworld Scientific Ltd
Barnes & Noble Inc
Barnes Group
Barrick
Basler Electric Company
Bausch & Lomb Inc
Baxter International Inc
Bayer CropScience
Baylor College of Medicine
Baylor Health Care System
BB&T
BE & K Inc
Bearingpoint Inc
Bechtel
Beckman Coulter Inc
Becton Dickinson & Co
Bed Bath & Beyond Inc
Belk Stores Services
Bell Microproducts Inc
BellSouth
Belo Corp -Ser A Com
Bemis Mfg Company
Bendix
Best Buy Co Inc
BIC Inc
Big Lots Inc
Biodynamic Research Corp
Biomet Inc
Bioscrip
BJ Services Co
BJ’s Wholesale Club
Black & Decker Corp
Black & Veatch Inc
Blockbuster Entertainment
Blood Systems Inc
Blue Cross & Blue Shield of SC
Blue Cross Blue Shield of Florida
BMC Software Inc
BMW Manufacturing Corporation
Bob Evans Farms
Boehringer Ingelheim
Boeing
Borgwarner Inc
Boston Market Corp
Boston Scientific Corp
Bowater Inc
Bowne & Company Inc
Boy Scouts of America
Boyd Gaming Corporate
BP
BPB America Inc
Bracco Diagnostics
Brady Corporation
Bremer Financial
Brickforce Staffing
Briggs & Stratton
Brightpoint Inc
Brinker International
Brinks Co
Bristol-Myers Squibb Co
Broadcom Corp

Brooks Health Systems
Brown Shoe Co Inc
Brown-Forman -CL B
Brunswick Corp
Brunswick New Technologies
Bryant College
BSH Home Appliances Corp
Building Materials Hldg CP
Bunge
Burlington Northern Santa Fe
Burton Snowboards
BWXT Y-12
C H Robinson Worldwide Inc
C&D Technologies
C.H. Guenther & Son
CA Inc
Cablevision Systems
Cabot Corp
Cadbury-Schweppes North America
Cadmus Communications Corp
Caesars Entertainment Inc
Calibre Systems
Calif Institute of Technology
California Dental Association
Cameron International Corp
Campbell Soup
Capella Education Company
Capital Blue Cross
Capital Broadcasting — WRAL
Capital One Financial
Cardinal Health
Career Education Corp
Caremark Rx Inc
Cargill
Carlson Companies Inc
Carlson Systems Corp
Carpenter Technology Corp
Carter
Cash America International Inc
Cashco Inc
Casino Arizona
Caterpillar Inc
Catholic Healthcare West
CB Richard Ellis
CDI
CDM
CDW Corp
CEC Entertainment Inc
Cedar Rapids TV — KCRG
Celestica
Celgene
Cell Therapeutic
Cellstar Corp
Cendant Corp
Center for Creative Leadership
CenterPoint Energy
Cenveo Inc
Cephalon
Ceridian Corp
CFC International
CH2M Hill Companies Ltd
Chanel USA
Chaparrol Steel Company
Charlotte Mecklenburg Schools
Charming Shoppes
Charter Communications
Chase Paymentech Inc
CheckFree Corp
Chemtreat Inc
Chemtura Corporation
Chevron Corp
Chicago Mercantile Exchange
Chicago Transit Authority
Children’s Healthcare Atlanta
Chiron Corp
Choice Hotels International
CHS Inc
Chumash Casino
Church of Jesus Christ Latter Day Saints
Cigna
Cimarex Energy Co
Cincinnati Bell
Cingular Wireless
Cintas Corp
Circle K
Circuit City Stores Inc
Cisco Systems Inc
Citgo Petroleum
Citigroup
City of Charlotte
City of Denver
City of Houston
City of Las Vegas
City of Philadelphia
CKE Restaurants Inc
Clarian Health Partners
Clarke American Checks Inc
Clayton Homes Inc
Clear Channel Communications
Cleo Inc
Cleveland Clinic Foundation
ClientLogic
Clorox Co/DE
ClubCorp Inc
CNA
Coach
Cobank
Cobb County School District
Cobra Electronics Corporation
Coca Cola Bottling Co Cons
Coca-Cola Co
Coca-Cola Enterprises Inc
Colgate-Palmolive Co
Collins & Aikman Corp
Colonial Williamsburg Fdn
Columbia Sportswear
Comair
Comau Pico
Combe
Comcast Cable Communications
Comerica
Commerce Bancorp
Commerce Bancshares
Commercial Metals
CommScope Inc
Community Health Systems Inc
Community Hospitals Indianapolis
Compass Bancshares
Computer Sciences Corp
Computer Task Group
Compuware Corp
ConAgra Inc
ConnectiCare Inc
Connell
ConocoPhillips
Consol Energy Inc
Constellation Brands
Constellation Energy
Convergys
Con-Way Inc
Cooper Tire & Rubber Co
Copeland Corporation
Corn Products
Cornell University
Corning Inc
Cornwell Quality Tools Company
Corporate Express
Correctional Medical Services
Corrections Corp of America
Costco Wholesale Corp
Cott Systems Inc
Countrywide Financial
County of Kent — Michigan
County of Spotsylvania
Covance
Coventry Health Care Inc
Cox Enterprises
Cox Target Media
Cracker Barrel Old Country Store Inc
Crane Co
Crescent Healthcare Inc
Croda Inc
Cross County Automotive Svcs
Crown Castle
Crown Holdings
CSK Auto Corp
CSX
CTS Corporation
Cubic
Cullen/Frost Bankers
Culligan USA
Cummins Inc
CUNA Mutual
Cushman & Wakefield
CVS Pharmacy
Cytec Industries Inc
D & K Healthcare Resources Inc
Dade Behring Holdings Inc
DaimlerChrysler
Daiwa Securities America Inc
Dallas County
Dana Corp
Danaher Corp
Darden Restaurants Inc
Data Center Inc
Davita Inc
Day & Zimmermann Inc
Dayton Superior Corp
Dayton T Brown Inc
Dean Foods Co
Deere & Co
Dekalb Medical Center
Del Laboratories Inc
Del Monte Foods Co
Dell Inc
Delphi Corp
Delta Air Lines Inc
Deluxe Corporation
Dendrite International
Denny’s Inc
Denso Manufacturing MI Inc
Dentsply Internatl Inc
Department of Defense
Deseret Book Company
Deutsche Post AG
Devon Energy Corp
DeVry University
DFB Pharmaceuticals
Diageo North America
Dial Corp /New/
Dick’s Sporting Goods
Diebold Incorporated
Dillards Inc -CL A
Dimensions International
Directed Electronics Inc
Discover Financial Services
Discovery Communications
Dispatch Broadcast Group — WBNS
D-M-E Company
DMS Health Group
Dole Food Company Inc
Dollar General Corp
Dollar Tree Stores Inc
Dominion Resources
Donaldson Company Inc
Donnelley (R R) & Sons Co
Dover Corp
Dow Chemical
Dow Jones & Co Inc
DSM Engineering Plastics
DST Systems Inc
Duane Reade Inc
Dun & Bradstreet Corp
DuPont
Dura Automotive Sys -CL B
Dynea
Dynegy Inc
E           J Brooks Company
E.ON US
E.W. Scripps
Eagle-Picher Industries
Earth Tech Inc
Earthlink Inc
Eastman Chemical Co
Eastman Kodak Co
Eaton Corp
Ebay Inc
Echostar Communications Corp
Ecolab Inc
Edison International
EDO Corporation
EDS
Educational Testing Service
Edwards Lifesciences
eFunds
EGL Inc
El Paso Corp
Elan Pharmaceuticals
Electronic Arts Inc
Electronic Data Systems Corp
Electronics Boutique Holdings Co
Eli Lily
Elsevier Science
EMC Corp/MA
Emcor Group Inc
Emdeon
Emergency Medical Services
Emerson Electric
Emory University
EnCana Oil & Gas USA
Encore Capital Group
Energizer Holdings Inc
Energy East
Engelhard Corp
EnPro Industries Inc
Entergy
Enterprise Prods Prtner -L P
Entertainment Publications
EOG Resources Inc
Episcopal Retirement Homes
Equifax
Equity Office Properties
Ergotron Inc
Erie Insurance

ESCO Technologies
ESRI
Esterline Technologies Corp
Etnyre International Ltd
Evening Post Publications — KOAA
EW Scripps -CL A
Exelon
Exempla Health Care Inc
Exide Technologies
Exotic Metals Forming Co LLC
Expeditors Intl Wash Inc
Experian
Express Scripts Inc
Expressjet Holdings Inc
Extendicare Health Services
ExxonMobile
Ezcorp
Fabri-Kal Corporation
Fairchild Controls
Fairchild Semiconductor Intl
Family Dollar Stores
Fannie Mae
FANUC Robotics America
Fargo Electronics
Federal Express Corporation
Federal Home Loan Bank of San Francisco
Federal Reserve Bank of Cleveland
Federal Reserve Bank of Dallas
Federal Reserve Bank of New York
Federal Reserve Bank of San Francisco
Federal Signal Corp
Federal-Mogul
Federated Department Stores
FedEx Ground
Ferguson Enterprises
FermiLab
Ferro Corp
Fidelity Investments
Fifth Third Bancorp
Fireman’s Fund Insurance
First Data Corp
FirstEnergy
Fiserv Inc
Fisher Scientific Intl Inc
Fleetwood Enterprises
Fleetwood Group
Flexible Steel Lacing Company
Florida Production Engineering
Flowserve Corp
Fluke
Fluor
FMC Corp
FMC Technologies Inc
Foamex International Inc
FONA International
Foot Locker Inc
Ford Motor Co
Forest Laboratories -CL A
Fort Dearborn Company
Fortune Brands Inc
Forum Communications — WDAY
Foseco Metallurgical Inc
Fossil Inc
Foundation Strategies
Fox Chase Cancer Center
FPL Group
Franklin Resources
Freddic Mac
Freds Inc
Freedom Communications
Freedom Communications — KFDM
Freedom Communications — WLAJ
Freedom Communications — WPEC
Freedom Communications — WRGB
Freedom Communications — WTVC
Freedom Communications — WWMT
Freeport-Mcmoran Cop&Gold
Freightliner
Fremont Investment & Loan
Friendly Ice Cream Corporation
Frontier Oil Corp
Fuller (H. B.) Co
Furniture Brands Intl Inc
G&K Services
Gannett Co
Gap Inc
Gartner
Gas Technology Institute
Gates
Gateway Inc
GATX Corp
Gaylord Entertainment
Geisinger Health System
Gencorp Inc
Genentech
General Cable Corp/DE
General Dynamics Corp
General Electric Co
General Mills Inc
General Motors Corp
Gentiva Health Services
Genuine Parts Co
Genzyme Corp
GEO Group
George Fisher Signet Inc
Georgia Gulf Corp
Georgia Merit System
Georgia-Pacific Corp
Gerdau Ameristeel
Gilead Sciences
Gillette Co
Girl Scouts — Great Rivers Council
GITI
GlaxoSmithKline
GMAC-RFG
Gold Eagle Co
Goodrich Corp
Goodyear Tire & Rubber Co
Goodys Family Clothing Inc
Gordon Food Services Inc
Gorton’s
Graco Inc
Grainger (W W) Inc
Grande Cheese Company
Great Lakes Chemical Corp
Great Western Drilling
Great-West Life Annuity
Greene Tweed & Company
Greif Inc -CL A
Grey Global Group Inc
Greyhound Lines Inc
Griffon Corp
Growmark Inc
Grubb & Ellis Company
GTECH
Guardian Life
Guidant Corp
Guideposts
Guitar Center Inc
H E Butt Grocery Company
H Lee Moffitt Cancer Center
H&R Block
H.B. Fuller
H.J. Heinz
Haemonetics
Hall County Government
Halliburton Co
Handleman Co
Hannaford Bros Co
Harcourt Education
Harley Davidson Inc
Harman International
Harman International Inds
Harrahs Entertainment Inc
Harris Bank
Harris Corp
Harris County Hosp District
Harris Enterprises
Harry Winston
Harsco
Hartford Financial Services
Harvard Vanguard Medical Assn
Harvey Industries
Hasbro Inc
Hawaiian Electric
Hawaiian Telecom
Haynes International Inc
Hazelden Foundation
HBCS
HBO
HCA Healthcare
HCA Inc
Health Care Services
Health Net
Health Partners
Hearst-Argyle Television
Heat Transfer Research Inc
Hendrick Medical Center
Hendrickson International
Herbalife International of America
Hercules Inc
Herman Miller
Hershey Co
Heshey Foods
Hess Corp
Hewlett-Packard Co
Hexcel
Hillenbrand Industries
Hilti Inc
Hilton Hotels Corporation
Hines Interests
Hitachi
HNI Corporation
HNTB
Hoffmann-La Roche
Holden Industries
Home Depot Inc
Honeywell International Inc
Horizon Blue Cross Blue Shield of New Jersey
Hormel Foods Corp
Houghton Mifflin
Hovnanian Enterprises
Howard Hughes Medical Inst
HQSI
HSBC North America
Hubbard Broadcasting
Hubbard Feeds Inc
Hubbell Inc -CL B
Hu-Friedy Manufacturing Co Inc
Humana Inc
Hunt (JB) Transprt Svcs Inc
Hunter Industries Incorporated
Huntington Bancshares
Hutchinson Technology Inc
Hyatt Corporation
Hyundai Motor America
IAC/InterActive
IBM
ICI Paints North America
IDACORP
IDEX
IKON Office Solutions
IMS Health
Independence Blue Cross
Indiana State Personnel Dept
IndyMac
Information Management Service
ING
Ingersoll-Rand
Ingram Book Company
Ingram Industries Inc
Ingram Micro Inc
INOVA Health Systems
Insight Enterprises Inc
Insurance Auto Auctions
Integrated Electrical Svcs
Intel Corp
InterContinental Hotels
International Dairy Queen Inc
International Flavors & Fragrances
International Game Technology
International Paper
International Truck & Engine
Interpublic Group of Cos
Interstate Bakeries Corp/DE/
Interstate Brands
INTL Business Machines Corp
Intuit Inc
Invacare Corp
Invensys
IOMA
Iron Mountain Inc
Irvine Company
Irving Oil
Irwin Financial
Isuzu Motors America Inc
Itochu International
ITT Industries Inc
Ivax Corp
J J Keller & Associates Inc
J R Simplot Company
J. Crew
J.C. Penney Company
J.M. Smucker
J.R. Simplot
Jabil Circuit Inc
Jack In The Box Inc
Jackson Hewitt Tax Svcs Inc
Jacobs Engineering Group Inc
James Hardie Bldg Products
Jarden
Jefferson Wells International
Jenkens & Gilchrist
Jet Blue Airways
Jim Beam Brands Company
JLT Services Corporation
JM Family Enterprises
Jo-Ann Stores Inc
John Crane Inc
John Hancock
John Wiley & Sons Inc
Johns-Manville
Johnson & Johnson

Johnson Controls Inc
Joint Commission on Accrediation of Healthcare Organizations
Jostens Inc
Journal Broadcast Group
Joy Global Inc
JPI Partners Inc
JSJ Corporation
Judicial Branch of CA
K Hovnanian Companies LLC
Kaiser Foundation Health Plan
Kalas Mfg Inc
Kaman Industrial Technologies
Kason Corporation
Katun Corporation
KB Home
Keihin Indiana Precision Tech
Kellogg Co
Kellwood Co
Kelly Services Inc
Kendle International
Kennametal Inc
Kerr-McGee
Kettering University
KeyCorp
Keystone Powdered Metal Co
Kimber Manufacturing Inc
Kimberly-Clark Corp
Kinder Morgan
Kindred Healthcare Inc
Kinetic Concepts Inc
Kinetico Inc
King Pharmaceuticals
Kinross Gold
Kiplinger
KLA-Tencor Corp
Knight-Ridder Inc
Koch Industries
Kohler
Kohl’s Corp
Kraft Foods
Kroger Co
Kum & Go LC
Kyocera America Inc
L L Bean Inc
L Perrigo Company
L-3 Communications Hldgs Inc
Lab Volt System
Labconco Corporation
Laboratory Cp of Amer Hldgs
Lafarge North America
Land O’Lakes
Landmark Communications — WTVF
Landstar System Inc
Lanier Worldwide Inc
Lantech.com
LaSalle Bank
Lauder Estee Cos Inc -CL A
LAUSD
Lawson Products
La-Z-Boy Inc
Lear Corp
Leggett & Platt Inc
Lennar Corp
Lennox International Inc
Leprino Foods
Lesco Inc
Levi Strauss
LexisNexis
Lexmark International
Liberty Diversified Industries
Liberty Mutual
LifeMasters Supported Selfcare Inc
Limited Brands Inc
Lincoln Center for the Performing Arts
Lincoln Financial
Linens N Things Inc
Lithia Motors Inc -CL A
Liz Claiborne Inc
Lockheed Martin Corp
Loews Corporation
Loma
Longs Drug Stores Corp
Lorillard
Louisiana-Pacific Corp
Louisville Corporate Services
Lowe’s Companies Inc
Lozier Corporation
LSI Logic Corp
Lubrizol Corp
Lucent Technologies Inc
Luck Stone Corp
Lutron Electronics
Luxottica Retail
Lyondell Chemical Co
M&T Bank
Magellan Health Services Inc
Magellan Midstream Partners
Magna Donnelly Corporation
Makino
Manitowoc Co
Mann+hummel USA Inc
Manor Care Inc
Manpower Inc/WI
Manship Stations — KRGV
Maple-Vail Book Mfg Group
Marathon Oil Corp
Maricopa County
Maricopa Integrated Health Syt
Maritz Inc
Marriott Intl Inc
Marsh & McLennan
Marshall & Ilsley
Marshfield Clinic
Marta
Martin Marietta Materials
Mary Kay Inc
Maryland Dept — Transportation
Masco Corp
Massachusetts Mutual
Massey Energy Co
Master Lock Company
MasterBrand Cabinets Inc
MasterCard
Mattel Inc
Maxtor Corp
May Department Stores Co
Mayo Clinic
Maytag Corporation
McClatchy
McDermott International Inc
Mcdonald’s Corp
MCG Health Inc
Mcgraw-Hill Companies
Mckesson Corp
McLane Company Inc
MDC Holdings Inc
MDS Laboratory Service
MDU Resources Group Inc
MeadWestvaco Corporation
Medaire Inc
Medco Health Solutions
Media General Inc
MedImmune
Medtronic Inc
Mellon Financial
Merck & Co
Mercury Insurance
Mercy Health Partners
Meredith
Merit Medical Systems
Meritage Homes Corp
Merrill Corporation
Merrill Lynch Private Client
Metaldyne
Metavante
Methode Electronics
Methodist Health Care System
MetLife
MetroPCS
Metropolitan Transit Authority
MGM Mirage
Miami Children’s Hospital
Michael Baker Corporation
Michaels Stores Inc
Michelin Tire Corporation
Microdynamics
Microflex Corporation
Micron Technology Inc
Microsoft
Mid Michigan Med Ctr — Midland
Middle East Television Network/Alhurra
Midwest Airlines
Midwest Research Institute
Mike Albert Leasing Inc
Milacron
Millennium Chemicals Inc
Millennium Pharmaceuticals
Millipore
Mine Safety Appliances Company
Mission Foods
Missouri Dept of Conservation
Missouri Dept Transportation
Mitretek Systems
Mitsubishi International Corp
Mitsui & Company U S A Inc
Mizuno USA Inc
Modine Manufacturing
Moen Inc
Mohawk Industries
Mohegan Sun Casino
Molex Inc
Molson Coors Brewing Co
Monaco Coach
Moody’s Corp
Morgan Murphy Stations — WISC
Motorola Inc
MPSI Systems Inc
MSC Industrial Direct
MSP Communications
MSX International
MTA Long Island Bus
MTD Products Inc
MTS Systems Corporation
Murphy Oil Corp
Mutual of Omaha
Mystic Lake Casino
Nalco
NASD
National Academies
National Auto Dealers Assn
National Fuel Gas Co
National Futures Association
National Geographic Society
National Semiconductor Corp
National Starch & Chemical
Nationwide Credit Inc
Nature’s Sunshine Products Inc
Navarre
Navistar International Corp
Navy Exchange Service Command
Navy Federal Credit Union
NBC Universal
NCCI Holdings
NCR Corp
Neighborcare Inc
Neiman Marcus Group Inc
Nestle USA
Neumann Homes
New Jersey Resources Corp
New York Life
New York Times
Newell Rubbermaid Inc
Newmont Mining Corp
Newsday Inc
NIBCO Inc
NICOR Inc
Nike Inc
Noranda Aluminum
Norcal Waste Systems Inc
Nordson Corporation
Nordstrom Inc
Norfolk Southern Corp
Nortel Networks
North American Lighting
North Oakland Medical Centers
Northeast Michigan Community
Northrop Grumman
Northwest Airlines
Northwestern Mutual
Norton Health Care
Nova Southeastern University
Novartis
Novartis Consumer Health
Novartis Pharmaceuticals
Novelis
Novo Nordisk Pharmaceuticals
NSC Pearson
NSTAR
Nuclear Management
Nucor Corp
Nvidia Corp
NVR Inc
Oakland County Road Commission
Occidental Petroleum Corp
Office Depot Inc
Officemax Inc
OGE Energy
Oglebay Norton Company
Ohio Casualty
Ohio State University
Oil-Dri Corporation of America
Olin Corp
OM Group Inc
Omnicare Inc
Omnova Solutions
Oncology Nursing Society
OneBeacon Insurance
Oneok Inc
Oracle Corp
Orange County Teachers’ Federal Credit Union
Orange County Transportation Authority
Orange Glo International

Orbital Science Corporation
Oregon Lottery
Oregon Steel Mills Corp Office
O’Reilly Automotive Inc
Organon
Oriental Trading Company
Oshkosh Truck Corporation
Osram Sylvania
Osteo Med
Our Lady of the Lake RMC
Outrigger Hotels & Resorts
Owens & Minor Inc
Owens Corning
Owens-Illinois
Oxford Health Plans Inc
Oxford Industries
Paccar Inc
Pacer International
Pacific Coast Bldg Products
Pacific Gas & Electric
Pacific Life
Packaging Corp of America
Packaging of America
Pall Corp
Palmetto Health Alliance
Panasonic
Panasonic of North America
Panduit Corporation
Pantry Inc
Papa Johns
Papa John’s International
Par Pharmaceutical
Parker Hannifin
Parsons
Pathmark Stores Inc
Patterson Companies Inc
Payless Shoesource Inc
PC Connection Inc
Peabody Energy Corp
Pearson Education
Pegasus Solutions Inc
Penauille Servisair
Penda Corporation
Penn State Hershey Medical Ctr
Pentair Inc
People’s Bank
Peoples Energy Corporation
Pep Boys-Manny Moe & Jack
Pepco Holdings
Pepsi Bottling Group Inc
PepsiAmericas
PepsiCo
Performance Food Group Co
Pergo Inc
PerkinElmer
Pernod Richard USA
Perot Systems Corp
Perry Equipment Corporation
Petco Animal Supplies Inc
Petroleum Helicopters Inc
Petsmart Inc
Pfizer Inc
PGT Industries
Pharmavite LLC
Pharmion
Phelps Dodge Corporation
PHH Arval
Philip Services Corp
Philips Electronics North America
Phillips Corporation
Phillips Plastics Corporation
Phillips-Van Heusen Corp
Phoenix Companies
Pier 1 Imports Inc/DE
Pilgrim’s Pride Corp
Pilot Corporation America
Ping Inc
Pitney Bowes
PJM Interconnection
Plexus Corp
Plum Creek Timber Co Inc
Plymouth Rock Assurance
Plymouth Tube
PM Company
PMI Group
PNC Financial Services
PNM Resources
Polaris Industries Inc
Policy Studies Inc
Polo Ralph Lauren Cp -CL A
Polymer Inc
Polyone Corp
Popular
Port of Portland
Potlatch Corp
PPG Industries Inc
PPL
PRA Inter national
Praxair Inc
Prayon Inc
Precision Castparts Corp
Preformed Line Products Co
Premcor Inc
Premier Inc
Prestolite Wire Corporation
Pride International Inc
Prince William Hospital
Principal Financial
Priority Healthcare Corp
Procter & Gamble Co
Progressive
Project Management Institute
ProQuest
Protection One
Prudential Financial
Psychotherapeutic Services
Publix Super Markets Inc
Puget Energy
Pulte Homes Inc
Purdue Pharma
Pure Fishing America
QLT
Quadion Corporation
Qualcomm Inc
Qualex Inc
Quest Diagnostics Inc
Questar Corp
Quintiles
Quorum Health Resources
QVC Inc
Qwest Communications
R L Polk & Company
Radioshack Corp
Ralcorp Holdings
Raley’s Superstores
Rapidigm
Raytheon
RBC Dain Rauscher
REA Magnet Wire Company Inc
Readers Digest Assn
Recon Optical Inc
Red Wing Shoe Co
Redcats USA
Reebok International Ltd
Reed Business Information
Reed Elsevier
Reed Exhibitions
Regal-Beloit
Regis Corp/MN
Remy International Inc
Renaissance Learning Inc
Research Triangle Institute
Reuters America
Revlon
Rexel Inc
Reynolds American
Reynolds and Reynolds
RI Office of Personnel Admin
Rice University
Rich Products Corporation
Ricoh Electronics Inc
Rimage Corporation
Rinker Materials
Rio Tinto
RISO
Rite — Hite Corporation
Rite Aid Corp
Robert Bosch
Robert Half International
Robert Harris Homes
Roche Diagnostics
Roche Palo Alto
Rock-Tenn Co
Rockwell Automation
Rockwell Collins Inc
Rohm and Haas Co
Rollins Inc
Rolls-Royce North America
Ross Stores Inc
Round Table Pizza Inc
RoundAbout Theatre Company
RPM International Inc
RR Donnelley & Sons Company
RSC Equipment Rental
RSM McGladrey
Russell Corporation
Rutgers University
Ryder System Inc
S&C Electric Company
S.C. Johnson
Sabre
Safeco
Safeguard Scientifics Inc
Safelite Group
Safety-Kleen Holdco
Safeway Inc
Safilo USA
Sage Publications Inc
Sage Software Inc
Sakura Finetek USA Inc
Sally Beauty Company
Samuel Roberts Noble Foundation
Sanmina-SCI Corp
Sanofi-Aventis
Sara Lee Corp
Sargent Fletcher Inc
Sarkes Tarzian — KTVN
Sarkes Tarzian — WRCB
SAS Institute Inc
Sauer-Danfoss Inc
Scana
Schaller Anderson Inc
Schaumburg Township District Library
Schein Henry Inc
Schering-Plough
Schneider Electric
Schneider National Inc
Scholastic Corp
School Employees Retirement
Schreiber Foods Inc
Schurz — KYTV
Schurz — WAGT
Schwan Food Company
Science Applications International
Scottish & Newcastle Importers
Scotts Miracle-Gro
Seagate Technology
Sealed Air Corp
Sealy Corp
Sears Roebuck & Co
Seattle Times
Securian Financial Group
Security Benefit Group of Companies
Sempra Energy
Sencorp
Sensata Technologies
Sentara Healthcare
Sentry Group
Sequa Corp -CL A
Service Corp International
Service Master
Seventh Generation
Shands HealthCare
Shaw Group Inc
Shell Oil
Sherwin-Williams Co
Shopko Stores Inc
Shriners Hospital for Children
Siemens
Sierra Health Services
Sigma-Aldrich
Sigma-Aldrich Corp
Simon Property Group Inc
Simpson Housing Ltd
Sinclair Broadcast Group
Sirius Satellite Radio
Sirva Inc
SJE-Rhombus
SLM
Smith (A O) Corp
Smithfield Foods Inc
Smucker (JM) Co
Smurfit Stone Corporation
Snap-On Inc
Sodexho
Sofa Express
Solectron Corp
Solo Cup Company
Solutia Inc
Solvay America
Solv ay Pharmaceuticals
Sonic Automotive Inc -CL A
Sonoco Products Co
Sony Corporation of America
Sony Electronics
Sony Ericsson Mobile Communications
South Jersey Gas Company
Southco Inc
Southeastern Freight Lines
Southern Union Company
Southwest Airlines
Southwest Gas Corporation
Sovereign Bancorp
Space Telescope Science Inst

Spansion
Sparrow Health System
Spartan Stores Inc
Spherion Corp
Sports Authority
Springs Global US Inc
Sprint Nextel
SRAM
SRS Technologies
St Agnes Medical Center
St Cloud Hospital
St Joseph Health System
St Jude Childrens Resch Hosp
St Louis County Government
St Mary’s Hospital
St. Jude Medical
St. Lawrence Cement
St. Paul Travelers
Stampin’ Up!
Stanadyne Corporation
Standard Pacific Homes
Standard Register
Stanford Hospital & Clinic
Stanley Works
Staples Inc
Starbucks Corp
Starwood Hotels & Resorts Wrld
State Corporation Commission
State Farm Insurance
State of Idaho
State of Ohio — Human Resources Dept
State of Oregon
State Street
Steelcase
Stein Mart Inc
Sterilite Corporation
Steris
STP Nuclear Operating
Strattec Security Corp
String Letter Publishing
Stryker Corp
Subaru of Indiana Automotive
Sun Healthcare Group Inc
Sun Life Financial
Sun Microsystems Inc
Sunbeam Television — WHDH
Sundt Companies
Sungard Data Systems Inc
Sunoco Inc
SunTrust Banks
Supervalu Inc
SVB Financial
Sverdrup Technology Inc
Swift & Company
Swift Transportation Co Inc
Sybron Dental Specialties
Sykes Enterprises
Symantec Corp
Symbol Technologies
Syngenta
Synovate
Sysco Corp
Systemax Inc
T           D Williamson Inc
Takeda Pharmaceuticals
Tanner Company
TAP Pharmaceuticals
Target Corp
Tastefully Simple
Taubman Centers
Tech Data Corp
TechTeam Global Inc
TECO Energy
Tecolote Research Inc
Teepak Inc
Teledyne Brown Engineering
Teleflex Inc
Temple-Inland Inc
Tenet Healthcare Systems
Tenneco Inc
Terex
Tesoro Corp
Texas A & M University System
Texas Air Composites
Texas Capital Bank
Texas Industries Inc
Texas Instruments Inc
Texas State Univ San Marcos
Textron Inc
The Actors Fund of America
The Antioch Company
The Auto Club Group
The Body Shop
The Cleveland Museum of Art
The CNA Corporation
The Colman Group Inc
The Gannett Company
The Holland Group Inc
The Irvine Company
The J M Smucker Company
The Jackson Laboratory
The John H Harland Company
The Lamson & Sessions Company
The Marcus Corporation
The Mark Travel Corp
The Nordam Group
The Pampered Chef
The Salk Institute
The Scooter Store
The Topps Company Inc
The Toro Company
The Valspar Corporation
Thermo Electron Corp
Thomas & Betts
Thomas Jefferson National Accelerator Facility
Thomson Financial Services
Thomson Learning
Thomson Legal and Regulatory
Thomson Scientific & Healthcare
Thrivent Financial for Lutherans
TIAA-Cref
Tiffany & Co
Time Warner Cable
Timet
Timken Co
Titan Corp
TJX Companies Inc
Toll Brothers Inc
Toray Composites America Inc
Toshiba America Medical Sys
Tower Automotive Inc
Toyota Boshoku America
Toyota Technical Center
Toys R Us Inc
Tractor Supply Co
Trammell Crow Company
Trans Union LLC
Trans World Entmt Corp
Transco Inc
Travis County
Treasure Island Resort&Casino
Tremco Inc
Trex
Triad Hospitals Inc
Tribune Co
Trinity Consultants Inc
Trinity Health
Trinity Industries
Triwest Healthcare Alliance
True Value Hardware
Tupperware Corporation
Turner Broadcasting System Inc
Twin Cities Public Television — TPT
TXU
Tyco Electronics
U.S. Bancorp
UCB
UGI Corp
UMDNJ-University Hospital
Underwriters Laboratories Inc
Unilever United States
Union Bank of California
Union Beverage Company
Union Pacific Corp
Unisource Worldwide
Unisys Corp
United Airlines
United Cerebral Palsy Assn
United HealthCare Corporation
United Natural Foods Inc
United Parcel Service Inc
United Rentals
United States Cellular
United States Steel Corp
United Stationers Inc
United Technologies Corp
United Water Resources
UnitedHealth
Univeral Underwriters Group
Universal Corp/VA
Universal Health Svcs -CL B
Universal Instruments Corp
Universal Lighting Technology
Universal Orlando
Universal Weather & Aviation
University Health System
University of Akron
University of California at Berkeley
University of Chicago
University of Houston
University of Kansas Hospital
University of Miami
University of Michigan
University of Minnesota
University of Missouri
University of Pennsylvania
University of St Thomas
University of Virginia
University of Wisconsin Medical Foundation
University Physicians Inc
Univision Communications
UnumProvident
Upper Deck
Urban Innovations
URS Corp
US Airways Group Inc
US Investigations Services
USAA
USEC Inc
USG
USRA
UST Inc
UT Southwestern Medical Center
Utah Transit Authority
V           S E Corporation
Valero Energy Corp
Valspar Corp
Van Andel Institute
Vanguard
Vanguard Health Systems Inc
Venturedyne Ltd
Verde Realty
Verispan LLC
Verizon
Verizon Wireless
Vertex Pharmaceuticals
Vetco Gray Inc
VF Corporation — Services
Via Christi Health System
Viacom
Visa International
Visa USA
Vistar
Visteon Corp
VNU Business Media
Vulcan Materials Co
W           R Grace & Company
Wachovia
Walgreen Co
Wal-Mart Stores
Walt Disney
Walter Industries Inc
Warnaco Group Inc
Washington Closure Hanford
Washington Group International
Washington Mutual
Washington Post
Washington Savannah River Co
Waste Management
Waterloo Industries Inc
Watson Pharmaceuticals Inc
Wawa Inc
Wayne Memorial Hospital
WCI Communities Inc
Webster Bank
Wellcare Health Plans
Wellchoice Inc
Wellpoint Inc
Wells Blue Bunny
Wells’ Dairy
Wells Fargo
Wendy’s International Inc
Werner Enterprises Inc
Wesco Intl Inc
West Penn Allegheny Health Sys
Western Digital Corp
Western Gas Resources Inc
Western Textile Companies
Westinghouse Electric
Westinghouse Savannah River
Weston Solutions Inc
Weyerhaeuser Co
WGL Holdings Inc
Wheaton Franciscan Healthcare
Wheaton World Wide Moving
Whole Foods Market Inc
Wilder Foundation
William Rainey Harper College
Williams Cos Inc
Williams-Sonoma
Wilsons Leather
Winn-Dixie Stores Inc

Wisconsin Energy
Wolters Kluwer US
Woodward Communications
World Fuel Services Corp
World Kitchen Inc
World Savings
World Vision United States
World Wildlife Fund
Worldspan
Worthington Industries
WPS Resources
Wray Edwin — KTBS
Wright Tool Company
Wrigley (WM) Jr Co
WV University Medical Corp
Wyeth
Xerox
XTO Energy Inc
Yahoo Inc
Yamaha Corporation of America
Yankee Candle Company
Yazaki North America
York International Corp
Young Broadcasting — KELO
Young Broadcasting — KLFY
Young Broadcasting — KRON
Young Broadcasting — KWQC
Young Broadcasting — WATE
Young Broadcasting — WKRN
Young Broadcasting — WLNS
Young Broadcasting — WRIC
Young Broadcasting — WTEN
YSI
Yum! Brands
Zale Corporation
Zebra Technologies Corporation
Zeon Chemicals
Zimmer Holdings Inc

0COVANTA HOLDING CORPORATIONProxy for Annual Meeting of Stockholders Solicited on Behalf of the Board of DirectorsThe undersigned stockholder of Covanta Holding Corporation, a Delaware corporation (the “Company”), hereby appoints ANTHONY J. ORLANDO and TIMOTHY J. SIMPSON, or either of them, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held on May 7, 2009, at 11:00 A.M., Eastern Daylight Time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting. The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the nominees for director as described in the Proxy Statement, and “for” Proposals 2 and 3 listed on this proxy and as described in the Proxy Statement. The proxy holders are authorized to vote in their discretion on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.(Continued and to be signed on the reverse side)14475

ANNUAL MEETING OF STOCKHOLDERS OFCovanta Holding CorporationMay 7, 2009NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.covantaholding.comPlease sign, date and mail your proxy card in the envelope provided as soon as possible.Please detach along perforated line and mail in the envelope provided. 21230300000000000000 2050709THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE xFOR AGAINST ABSTAIN1.The Board of Directors recommends a vote FOR the listed nominees. 2. To amend the Equity Award Plan for Employees and Officers to provide for additional types of performance based awards and NOMINEES:performance criteria.FOR ALL NOMINEESO David M. BarseO Ronald J. Broglio3. To ratify the appointment of Ernst & Young LLP as Covanta WITHHOLD AUTHORITY O Peter C.B. BynoeHolding Corporation’s independent auditors for the 2009 fiscalFOR ALL NOMINEESO Linda J. Fisheryear. O Joseph M. Holsten FOR ALL EXCEPTO Richard L. Huber(See instructions below)4. Any other matters which may properly come before the Meeting or any O Anthony J. Orlando adjournment or postponement thereof in the discretion of the proxy holder.O William C. Pate O Robert S. SilbermanO Jean SmithYOUR VOTE IS IMPORTANT!O Clayton YeutterPLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSEDO Samuel ZellENVELOPE.INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.Signature of StockholderDate:Signature of StockholderDate:Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OFCovanta Holding CorporationMay 7, 2009PROXY VOTING INSTRUCTIONSINTERNET — Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from anyCOMPANY NUMBER touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.ACCOUNT NUMBERVote online/phone until 11:59 PM EST the day before the meeting. MAIL — Sign, date and mail your proxy card in the envelope provided as soon as possible.IN PERSON — You may vote your shares in person by attending the Annual Meeting.NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of meeting, proxy statement and proxy card are available at www.covantaholding.comPlease detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 21230300000000000000 2050709THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE xFOR AGAINST ABSTAIN1.The Board of Directors recommends a vote FOR the listed nominees. 2. To amend the Equity Award Plan for Employees and Officers to provide for additional types of performance based awards andNOMINEES: performance criteria.FOR ALL NOMINEESO David M. BarseO Ronald J. Broglio3.To ratify the appointment of Ernst & Young LLP as CovantaWITHHOLD AUTHORITY O Peter C.B. BynoeHolding Corporation’s independent auditors for the 2009 fiscalFOR ALL NOMINEESO Linda J. Fisheryear. O Joseph M. Holsten FOR ALL EXCEPTO Richard L. Huber(See instructions below)O Anthony J. Orlando4. Any other matters which may properly come before the Meeting or any O William C. Pateadjournment or postponement thereof in the discretion of the proxy holder. O Robert S. SilbermanO Jean SmithYOUR VOTE IS IMPORTANT!O Clayton YeutterPLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSEDO Samuel ZellENVELOPE.INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.Signature of StockholderDate:Signature of StockholderDate:Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.